                                                                         GENERIC
                                                                         VERSION

                            OCC CASH RESERVES, INC.
                           PROSPECTUS MARCH 31, 1999

OCC CASH RESERVES, INC. is an open-end investment company with the following investment portfolios.

                               PRIMARY PORTFOLIO

                              GOVERNMENT PORTFOLIO

                          GENERAL MUNICIPAL PORTFOLIO

                         CALIFORNIA MUNICIPAL PORTFOLIO

                          NEW YORK MUNICIPAL PORTFOLIO

     The Securities and Exchange Commission has not approved or disapproved any Portfolio's securities or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
Risk/Return Summary........................................................................................      3
Fees and Expenses of the Portfolios........................................................................      7
Principal Investment Strategies and Related Risks..........................................................      8
Fund Management............................................................................................     12
Shareholder Information....................................................................................     12
Dividends and Distributions................................................................................     14
Taxes......................................................................................................     15
Year 2000 Issues...........................................................................................     15
Distribution Plan..........................................................................................     15
Financial Highlights.......................................................................................     16
Appendix...................................................................................................     18

                               RISK/RETURN SUMMARY

INVESTMENT GOALS

Primary Portfolio.......................................  Safety of principal, liquidity and maximum current in-
                                                          come from money market securities

Government Portfolio....................................  Safety of principal, liquidity and maximum current in-
                                                          come from money market securities

General Municipal Portfolio.............................  Safety of principal, liquidity and maximum current in-
                                                          come exempt from Federal income taxes from money market
                                                          securities

California Municipal Portfolio..........................  Safety of principal, liquidity and maximum current in-
                                                          come exempt from Federal and California personal in-
                                                          come taxes from money market securities

New York Municipal Portfolio............................  Safety of principal, liquidity and maximum current in-
                                                          come exempt from Federal, New York State and New York
                                                          City income taxes from money market securities

The Portfolios are money market funds.

PRINCIPAL INVESTMENT STRATEGIES

     o The Primary Portfolio invests in high quality money market securities with remaining maturities of thirteen months or less, including U.S. government securities, U.S. dollar denominated certificates of deposit and bankers acceptances, domestic or foreign commercial paper and repurchase agreements. The Primary Portfolio normally invests at least 25% of its total assets in bank obligations.

     o The Government Portfolio invests in high quality money market securities with remaining maturities of thirteen months or less including U.S. government securities and repurchase agreements.

     o The General Municipal Portfolio invests in high quality municipal securities with remaining maturities of thirteen months or less including municipal notes, short-term municipal bonds, short-term discount notes and participation interests in those securities. The Portfolio normally invests at least 80% of its total assets in municipal securities.

     o The California Municipal Portfolio invests in high quality municipal securities with remaining maturities of thirteen months or less that pay interest exempt from Federal and California personal income taxes. The Portfolio normally invests at least 80% of its total assets in California municipal securities.

     o The New York Municipal Portfolio invests in high quality municipal securities with remaining maturities of thirteen months or less that pay interest exempt from Federal, New York State and New York City income taxes. The Portfolio normally invests at least 80% of its total assets in New York municipal securities.

PRINCIPAL RISKS

     An investment in any of the Portfolios is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Portfolio seeks to preserve the value of your investment at $1.00 per share it may not do so and therefore it is possible to lose money by investing in a Portfolio. A Portfolio's yield will vary with fluctuations in available market interest rates on its portfolio securities.

     Your Portfolio's net asset value, yield and total return could be affected by:

     o Interest Rate Risk--When interest rates rise, the value of fixed income securities falls

     o Credit Risk--Issuers of debt instruments cannot make principal and interest payments on time

     o Market Risk--Changes in the economy in general that cause the prices of fixed income securities to fall.

     The California Municipal Portfolio concentrates in California municipal securities and the New York Municipal Portfolio concentrates in New York municipal issuers so credit risk and market risk may be greater for those Portfolios.

BAR CHART AND PERFORMANCE TABLE

     The bar charts below show the performance of each Portfolio from year to year for the life of each Portfolio and the best and worst calendar quarter returns during the life of each Portfolio.

     The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future.

                    PRIMARY PORTFOLIO

                       [BAR GRAPH]


         Year                             Percent
         ----                             -------

         1989*...................          0.42%
         1990....................          7.75%
         1991....................          5.62%
         1992....................          3.24%
         1993....................          2.42%
         1994....................          3.47%
         1995....................          5.19%
         1996....................          4.67%
         1997....................          4.88%
         1998....................          4.85%

------------------
* Portfolio began operations on December 13, 1989. Performance for the period from December 13, 1989 through December 31, 1989 is aggregate, not annualized.

     During the period from the inception of the Primary Portfolio through December 31, 1998, the highest quarterly return was 1.91% (for the quarter ended 6/30/90) and the lowest quarterly return was .59% (for the quarter ended 6/30/93).

                 GOVERNMENT PORTFOLIO

                       [BAR GRAPH]


         Year                             Percent
         ----                             -------

         1990*...................          6.68%
         1991....................          5.46%
         1992....................          3.06%
         1993....................          2.25%
         1994....................          3.33%
         1995....................          5.03%
         1996....................          4.47%
         1997....................          4.63%
         1998....................          4.58%

------------------
* Portfolio began operations on February 14, 1990. Performance for the period from February 14, 1990 through December 31, 1990 is aggregate, not annualized.

     During the period from the inception of the Government Portfolio through December 31, 1998, the highest quarterly return was 1.88% (for the quarter ended 6/30/90) and the lowest quarterly return was .55% (for the quarter ended 6/30/93).

              GENERAL MUNICIPAL PORTFOLIO

                       [BAR GRAPH]

         Year                             Percent
         ----                             -------

         1990*...................          4.79%
         1991....................          4.10%
         1992....................          2.52%
         1993....................          1.70%
         1994....................          2.17%
         1995....................          3.12%
         1996....................          2.51%
         1997....................          2.76%
         1998....................          2.61%

------------------
* Portfolio began operations on February 14, 1990. Performance for the period from February 14, 1990 through December 31, 1990 is aggregate, not annualized.

     During the period from the inception of the General Municipal Portfolio through December 31, 1998, the highest quarterly return was 1.37% (for the quarter ended 12/31/90) and the lowest quarterly return was .39% (for the quarter ended 9/30/93).

              CALIFORNIA MUNICIPAL PORTFOLIO

                       [BAR GRAPH]

         Year                             Percent
         ----                             -------

         1991*...................          2.98%
         1992....................          2.45%
         1993....................          1.71%
         1994....................          2.12%
         1995....................          3.10%
         1996....................          2.40%
         1997....................          2.65%
         1998....................          2.35%

------------------
* Portfolio began operations on March 20, 1991. Performance for the period from March 20, 1991 through December 31, 1991 is aggregate, not annualized.

     During the period from the inception of the California Municipal Portfolio through December 31, 1998, the highest quarterly return was .97% (for the quarter ended 6/30/91) and the lowest quarterly return was .41% (for the quarter ended 6/30/93).

              NEW YORK MUNICIPAL PORTFOLIO

                       [BAR GRAPH]

         Year                             Percent
         ----                             -------

         1991*...................          2.76%
         1992....................          2.41%
         1993....................          1.62%
         1994....................          2.04%
         1995....................          3.09%
         1996....................          2.44%
         1997....................          2.68%
         1998....................          2.45%

------------------
* Portfolio began operations on April 10, 1991. Performance for the period April 10, 1991 through December 31, 1991 is aggregate, not annualized.

     During the period from the inception of the New York Municipal Portfolio through December 31, 1998, the highest quarterly return was .96% (for the quarter ended 9/30/91) and the lowest quarterly return was .38% (for the quarter ended 6/30/93).

     The table below shows the average annual returns for one and five years and for the life of each Portfolio.

                         AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1998

                                                                           PAST YEAR    PAST 5 YEARS    SINCE INCEPTION
                                                                           ---------    ------------    ---------------
Primary Portfolio.......................................................      4.85%         4.61%             4.68%
Government Municipal Portfolio..........................................      4.58%         4.40%             4.44%
General Municipal Portfolio.............................................      2.61%         2.63%             2.95%
California Municipal Portfolio..........................................      2.35%         2.52%             2.54%
New York Municipal Portfolio............................................      2.45%         2.54%             2.52%

     The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. For the current yield of the Portfolios, call 1-800-401-6672.

                       FEES AND EXPENSES OF THE PORTFOLIOS

     This table describes the fees and expenses that you may pay if you buy and hold shares in the Portfolios.

SHAREHOLDER FEES--FEES YOU PAY DIRECTLY

     There are no fees or sales loads charged to your account when you buy or sell shares of a Portfolio.

ANNUAL FUND OPERATING EXPENSES--EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

                                                                           GOVERN-      GENERAL    CALIFORNIA    NEW YORK
                                                             PRIMARY        MENT       MUNICIPAL    MUNICIPAL    MUNICIPAL
                                                             PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                             ---------    ---------    ---------   ----------    --------
Management Fees...........................................      .41%          .50%        .48%         .50%         .50%
12b-1 (Distribution Plan) Fees............................      .25%          .25%        .25%         .25%         .25%
Other Expenses............................................      .17%          .23%        .19%         .20%         .23%
Total Annual Fund Operating Expenses......................      .83%          .98%        .92%         .95%         .98%
Fee Waiver................................................       --          (.00)         --           --           --
Net Expenses..............................................      .83%          .98%        .92%         .95%         .98%

     OpCap Advisors waived $1,581 of its fee from the Government Portfolio but that waiver was less than one basis point. The waiver was made according to OpCap Advisors' contractual commitment to waive fees and assume expenses (net of any expense offsets) in excess of 1.00% of average net assets in any fiscal year. Other expenses are shown gross of certain expense offsets which lowered the Portfolios' custody expenses and transfer agency fees. After subtracting the offsets, total operating expenses were .83%, .97%, .92%, .95% and .97% for the respective Portfolios.

EXAMPLE

     This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment assuming (1) 5% annual return, (2) the Portfolios' operating expenses remain the same and (3) you redeem all of your shares at the end of the period in the table.

                                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                              ------    -------    -------    --------
Primary Portfolio..........................................................    $ 85      $ 265      $ 460      $1,025
Government Portfolio.......................................................     100        312        542       1,201
General Municipal Portfolio................................................      94        293        509       1,131
California Municipal Portfolio.............................................      97        303        525       1,166
New York Municipal Portfolio...............................................     100        312        542       1,201

                PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

PRIMARY PORTFOLIO

Q What is the Portfolio's investment program?

A The Primary Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term debt obligations with remaining maturities of 13 months or less.

Q What types of securities does the Portfolio buy?

A The Primary Portfolio invests in:

     o Certificates of deposit and bankers acceptances of prime quality and interest bearing time deposits issued, guaranteed or maintained at U.S. or foreign banks having total assets of $1 billion.

     o Commercial paper and participation interests in loans made by banks to corporations.

     o Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities are called U.S. Government securities.

     o Repurchase agreements collateralized in full by U.S. Government securities.

Q What is the credit quality of the Primary Portfolio's investments?

A The Primary Portfolio invests at least 95% of its total assets in prime money market instruments. When we use the term "prime" we mean securities with a credit rating in the highest category by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having the highest rating from such a rating agency. The Primary Portfolio invests no more than 5% of its total assets in securities rated in the second highest category and not more than 1% of its total assets in any one issuer of securities rated in the second highest rating category.

Q Are the Portfolio's investments diversified?

A The Primary Portfolio will not invest more than 5% of its total assets in any one issuer. The Primary Portfolio expects to invest at least 25% of its total assets in bank obligations but otherwise will not invest more than 25% of its total assets in securities of issuers in any one industry. U.S. Government securities are not counted for the 5% limit on issuers or the 25% limit on any one industry.

GOVERNMENT PORTFOLIO

Q What is the Portfolio's investment program?

A The Government Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term debt obligations with remaining maturities of 13 months or less.

Q What types of securities does the Portfolio buy?

A The Government Portfolio invests in:

     o U.S. Government securities including direct obligations of the United States Treasury such as Bills, Notes and Bonds; issues of agencies and instrumentalities established by an act of Congress which have the right to borrow from the U.S. Treasury; and securities which depend solely on the issuing instrumentality for repayment.

     o Repurchase agreements collateralized in full by U.S. Government securities.

Q What is the credit quality of the Government Portfolio's investments?

A Securities backed by the full faith and credit of the U.S. Government are considered to be free of credit risk.

GENERAL MUNICIPAL PORTFOLIO

Q What is the Portfolio's investment program?

A The General Municipal Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term money market securities exempt from Federal income taxes with remaining maturities of 13 months or less. The Portfolio can invest without limit in industrial development bonds. Interest on industrial development bonds is treated as an item of tax preference for purposes of the alternative minimum tax.

Q What types of securities does the Portfolio buy?

A The General Municipal Portfolio invests in the following types of municipal securities:

     o Municipal notes and short term municipal bonds that either are secured by the issuer's pledge of its full faith credit and taxing power, or are payable from the revenues of a particular facility or the proceeds of a special tax, but not from the general taxing power.

     o Lease obligations which are paid by money appropriated by the legislature on a periodic basis.

     o Industrial development bonds issued by public authorities to obtain funds for privately operated facilities.

  At least 80% of the Portfolio's total assets will be invested in municipal securities except in times of adverse market conditions when the Portfolio may invest up to 100% of its assets in taxable money market securities.

Q What is the credit quality of the General Municipal Portfolio's investments?

A The General Municipal Portfolio invests in high quality money market instruments. When we use the term "high quality" we mean securities with a credit rating in one of the two highest categories by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having one of the two highest ratings from such a rating agency. The General Municipal Portfolio invests no more than 5% of its total assets in industrial revenue bonds rated in the second highest category and not more than the greater of 1% of its total assets or $1 million in any one issuer of industrial revenue bonds rated in the second highest rating category.

Q Are the Portfolio's investments diversified?

A The General Municipal Portfolio will not invest more than 5% of its total assets in any one issuer except that for a period of three business days, up to 25% of the Portfolio's total assets may be invested in prime quality securities of a single issuer. The General Municipal Portfolio will not invest more than 25% of its total assets in securities of issuers located in the same state or in securities whose interest is paid from revenues of similar projects. U.S. Government securities are not counted for the 5% limit on issuers or the 25% limit on similar projects.

CALIFORNIA MUNICIPAL PORTFOLIO

Q What is the Portfolio's investment program?

A The California Municipal Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term debt obligations exempt from Federal and California personal income taxes with remaining maturities of 13 months or less. The Portfolio can invest without limit in industrial development bonds. Interest on industrial development bonds is treated as an item of tax preference for purposes of the alternative minimum tax.

Q What types of securities does the Portfolio buy?

A The California Municipal Portfolio invests in:

     o Municipal notes and short term municipal bonds that either are secured by the issuer's pledge of its full faith credit and taxing power, or are payable from the revenues of a particular facility or the proceeds of a special tax, but not from the general taxing power.

     o Lease obligations which are paid by money appropriated by the legislature on a periodic basis.

     o Industrial development bonds issued by public authorities to obtain funds for privately operated facilities.

    At least 80% of the Portfolio's total assets will be invested in California municipal securities except in times of adverse market conditions when the Portfolio may invest up to 100% of its assets in taxable money market securities.

Q What is the credit quality of the California Municipal Portfolio's investments?

A The California Municipal Portfolio invests in high quality money market instruments. When we use the term "high quality" we mean securities with a credit rating in one of the two highest categories by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having one of the two highest ratings from such a rating agency. The California Municipal Portfolio invests no more than 5% of its total assets in industrial revenue bonds rated in the second highest category and not more than the greater of 1% of its total assets or $1 million in any one issuer of industrial revenue bonds rated in the second highest rating category.

Q Are the Portfolio's investments diversified?

A The California Municipal Portfolio will not invest more than 5% of its total assets in any one issuer with respect to 75% of its total assets and will not invest more than 5% of its total assets in any one issuer that is not prime quality. The California Municipal Portfolio will not invest more than 25% of its total assets in securities whose interest is paid from revenues of similar projects.

NEW YORK MUNICIPAL PORTFOLIO

Q What is the Portfolio's investment program?

A The New York Municipal Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term debt obligations exempt from Federal, New York State and New York City income taxes with remaining maturities of 13 months or less. The Portfolio can invest without limit in industrial development bonds. Interest on industrial development bonds is treated as an item of tax preference for purposes of the alternative minimum tax.

Q What types of securities does the Portfolio buy?

A The New York Municipal Portfolio invests in:

     o Municipal notes and short term municipal bonds that either are secured by the issuer's pledge of its full faith credit and taxing power, or are payable from the revenues of a particular facility or the proceeds of a special tax, but not from the general taxing power.

     o Lease obligations which are paid by money appropriated by the legislature on a periodic basis.

     o Industrial development bonds issued by public authorities to obtain funds for privately operated facilities.

    At least 80% of the Portfolio's total assets will be invested in New York municipal securities except in times of adverse market conditions when the Portfolio may invest up to 100% of its assets in taxable money market securities.

Q What is the credit quality of the New York Municipal Portfolio's investments?

A The New York Municipal Portfolio invests in high quality money market instruments. When we use the term "high quality" we mean securities with a credit rating in one of the two highest categories by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having one of the two highest ratings from such a rating agency. The New York Municipal Portfolio invests no more than 5% of its total assets in industrial revenue bonds rated in the second highest category and not more than the greater of 1% of its total assets or $1 million in any one issuer of industrial revenue bonds rated in the second highest rating category.

Q Are the Portfolio's investments diversified?

A The New York Municipal Portfolio will not invest more than 5% of its total assets in any one issuer with respect to 75% of its total assets and will not invest more than 5% of its total assets in any one issuer that is not prime quality. The New York Municipal Portfolio will not invest more than 25% of its total assets in securities whose interest is paid from revenues of similar projects.

RISKS OF THE PORTFOLIOS

Q What are the main risks of investing in the Portfolios?

A We manage the Portfolios to maintain a constant share price of $1.00 per share but there is no assurance that we will be able to do so. The U.S. Government does not guarantee or insure the shares of the Portfolios so there is some risk. The Portfolios limit their investments to securities that OpCap Advisors believes present minimal credit risk.

  There is always the risk that the issuer of a security held by a Portfolio will fail to pay interest or principal when due. We try to keep this risk low by investing only in securities rated in one of the two highest categories for short term securities or if not rated, of comparable quality.

  There is also the risk that rising interest rates will cause the value of a Portfolio's securities to decline. The short maturity of the securities held by the Portfolios reduces the potential for price fluctuation.

  The risks described above could be greater for the California Municipal Portfolio which concentrates in California issues and for the New York Municipal Portfolio which concentrates in New York issues. California and New York tax exempt securities may be affected by political, economic or other events that limit the ability of California or New York issuers to pay interest or repay principal or may depress the entire market for California or New York tax exempt securities. The General, California and New York Municipal Portfolios invest in lease obligations which are not as liquid as other municipal obligations. The Portfolios look at the following factors to determine the liquidity of a lease obligation.

     o frequency of trades and quoted prices for the obligation

     o the number of dealers willing to purchase or sell the security and the number of other potential purchasers

     o the willingness of dealers to undertake to make a market in the security

     o the nature of the marketplace trades including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

                                 FUND MANAGEMENT

     The Board of Directors of the Fund has hired OpCap Advisors to serve as manager of the Fund.

     OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $63 billion of assets under management as of December 31, 1998. The mailing address is One World Financial Center, New York, New York 10281.
     OpCap Advisors has been in business as an investment adviser since 1987 and Oppenheimer Capital has been in business as an investment adviser since 1969.

     OpCap Advisors manages the investments of the Fund and its business affairs. Employees of Oppenheimer Capital as well as employees of OpCap Advisors perform these services.

     The Portfolios of the Fund paid OpCap Advisors the following fees as a percentage of average net assets during the fiscal year ended November 30, 1998:

Primary Portfolio...................        .41%
Government Portfolio................        .50%
General Municipal Portfolio.........        .48%
California Municipal Portfolio......        .50%
New York Municipal Portfolio........        .50%


                             SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

     You can buy and sell Portfolio shares without sales or redemption charges at their net asset value which is expected to be constant at $1.00. The Fund calculates net asset value per share each day that the New York Stock Exchange is open for trading at 4:00 p.m. using the amortized cost method which approximates the current market value of the Portfolio.

PURCHASE AND REDEMPTION OF SHARES

OPENING ACCOUNTS--NEW INVESTMENTS

A. WHEN FUNDS ARE SENT BY WIRE (the wire method permits immediate credit)

     1) Telephone the Fund toll-free at 800-401-6672 during business hours. Our service representative will ask you for (a) the name of the account as you wish it to be registered, (b) the address of the account, (c) your taxpayer identification number (social security number for an individual) and (d) the name of the Portfolio in which you wish to invest. You will then be provided with an account number.

     2) Instruct your bank to wire Federal Funds (minimum $1,000) to the Fund's custodian and transfer agent (P.O. Box 8505, Boston, MA 02266) exactly as follows and precisely in the order presented:

RECEIVING BANK INFORMATION:

     State Street Bank and Trust Company
     Attn: Custody
     ABA#011000028

BENEFICIARY INFORMATION:

     BNF=OCC Cash Reserves

specify Primary, Government, General Municipal, California or New York Municipal Portfolio

     AC=99043838

OTHER BENEFICIARY INFORMATION:

     OBI=OCC Cash Reserves

Shareholder account name                  As registered
Shareholder account number   }            with the Fund

3) Mail a completed Application Form to:
   OCC Cash Reserves
   225 Liberty Street
   New York, NY 10281-1698

B. WHEN FUNDS ARE SENT BY CHECK

     1) Fill out an Application Form

     2) Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000) payable to OCC Cash Reserves--Primary, Government, General Municipal, California Municipal or New York Municipal Portfolio, to the address in A(3) above.

SUBSEQUENT INVESTMENTS (Purchases)

A.  INVESTMENTS BY WIRE (to obtain immediate credit)

    Instruct your bank to wire Federal Funds (minimum $100) as in A(2) above.

B.  INVESTMENTS BY CHECK

    Mail your check or negotiable bank draft (minimum $100), payable to OCC Cash Reserves--Primary, Government, General Municipal, California Municipal or New York Municipal Portfolio, to the address in A(3) above. Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

C.  INVESTMENTS BY AUTOMATED CLEARING HOUSE (requires pre-arrangement)

    You may transfer amounts of $100 and more by ACH from your bank account to your Fund account by telephoning the Fund toll-free at 800-401-6672 and talking with our service representative during business hours. When placing an order, be prepared to provide your Portfolio number (Primary-55, Government-56, General Municipal-57, California Municipal-23 and New York Municipal-24) and your account and personal identification numbers. Allow approximately two business days after your order for the money to be received by the Fund.

WITHDRAWALS (Redemptions)

A.  WITHDRAWALS BY TELEPHONE

    You may transfer any amount from your Fund account to your designated bank account by telephoning the FUND toll-free at 800-401-6672 and talking with our service representative during business hours. You may order such withdrawals of $1,000 or more to be sent by wire, withdrawals of $100 or more to be sent by the Automated Clearing House (ACH) system, or withdrawals of any amount to be sent by check. When placing an order, be prepared to provide your Portfolio number and your account and personal identification numbers.

    For withdrawals being sent by wire: if your telephone order is received by the Fund prior to 12:00 Noon (New York time), your bank will receive the requested amount the same day; if your telephone order is received after 12:00 Noon, your bank will receive the requested amount the next business day; for ACH transfers, allow approximately two business days for the amount to be received by your bank. For transfers you order to be sent by check, the Fund will mail the check the next business day. Withdrawals by any method are made without any charge to you.

B.  WITHDRAWALS BY CHECKWRITING

    Under the Fund's Regular Checkwriting Service, you may write checks made payable to any payee in any amount of $250 or more. Different checkwriting services may be offered by participating broker-dealers and through Unified Management Corporation. There are no separate charges for regular checkwriting. The Fund's agent for all checkwriting services, State Street Bank, will impose its normal charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. To establish checkwriting, you must fill out the Signature Card which is with the Application Form. If you wish to establish this checkwriting service subsequent to the opening of your Fund Account, contact the Fund by telephone or mail. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

    You cannot close out your account by checkwriting, however, because your shares continue to earn dividends and fluctuate in value until the check is presented for payment.

C.  WITHDRAWALS BY MAIL

    You may withdraw any amount from your account at any time by mail. Written orders for withdrawals should be mailed to OCC Cash Reserves, P.O. Box 8505 Boston, MA 02266. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption must be signed by all owners of the account with the signatures guaranteed by an eligible guarantor.

D.  VALUED INVESTMENT PLAN

    The Valued Investment Plan ("VIP") is a central asset program that includes checkwriting with no minimum dollar amount and a VIP cash card. The program is available only to individuals whose Fund shares are held as part of a brokerage account. The fees for this program, which are being waived currently, are $45 a year with fees for additional checks and a $1.00 fee per transaction for use at automated teller machines. Shareholders should contact their broker or the Fund for information about this program.

REDEMPTIONS OVER $250,000

     If in any 90 day period, you redeem more than $250,000 or your sale amounts to more than 1% of a Portfolio's net assets, the Portfolio has the right to pay the difference between the redemption amount and the lesser of $250,000 or 1% of the Portfolio's net assets with securities from the Portfolio.

OBTAINING AN APPLICATION FORM--ASSISTANCE

     If you wish to obtain an Application Form, or if you have any questions about the Form, purchasing shares, or other Fund procedures, please telephone the Fund toll-free at 800-401-6672 during business hours.

     If your account with the Fund is to be maintained through a brokerage firm or other institution, do not fill out the Application Form or the Signature Card. Instead, contact your account representative at such institution. Institutions may charge a fee for providing such assistance.

                           DIVIDENDS AND DISTRIBUTIONS

     Net investment income is accrued daily and paid into shareholders accounts monthly. Dividends are automatically reinvested in additional shares unless we receive different instructions from you.

                                      TAXES

     In January you will be sent a statement indicating the tax status of any dividends paid to you for the previous calendar year. Since the Portfolios are managed to maintain a constant share price, we do not expect the Portfolios to make significant capital gain distributions.

     We anticipate that at least 80% of the annual income of the General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolios will be exempt from federal income taxes (but not from the alternative minimum tax) and from California income taxes in the case of the California Municipal Portfolio and from New York State and New York City income taxes in the case of the New York Municipal Portfolio. The General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolio can invest in industrial development bonds and other private activity bonds so a portion of the distributions from those Portfolios may be treated as a tax preference item for shareholders subject to the alternative minimum tax. This tax information is general. You should consult your own tax adviser with respect to your own tax situation.

                                YEAR 2000 ISSUES

     Many computer systems use only two digits to describe years, such as 98 for 1998. A program written this way will not recognize the Year 2000. The Advisor and the Fund's Transfer Agent have been actively working on changes to their own computer systems to deal with the Year 2000 and expect that their systems will be ready for the Year 2000. The Advisor cannot be sure that it will be successful or that other computer systems that interact with the Fund will be in compliance. In evaluating securities for investment by the Fund, the Advisor considers Year 2000 risks in addition to other risks relevant to the issuer.

                                DISTRIBUTION PLAN

     The Fund has adopted a Distribution Assistance and Administrative Services Plan that allows each Portfolio to pay the Advisor .25 of 1% of the Portfolio's average daily net assets. The Advisor pays these fees to broker-dealers, banks and other financial institutions for distribution assistance and for administrative services provided to shareholders. Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

     The financial highlights table is intended to help you understand the Portfolios' financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolios' financial statements, are included in the Fund's Statement of Additional Information, which is available upon request.

                                               INCOME FROM                                      DIVIDENDS
                                          INVESTMENT OPERATIONS                             AND DISTRIBUTIONS
                            -------------------------------------------------   ------------------------------------------
                                                                                               DISTRIBUTIONS    TOTAL
                                                        NET         TOTAL       DIVIDENDS TO       TO         DIVIDENDS
                            NET ASSET                REALIZED       INCOME      SHAREHOLDERS   SHAREHOLDERS      AND
                             VALUE,       NET        GAIN/(LOSS)     FROM        FROM NET       FROM NET      DISTRIBUTIONS
                            BEGINNING   INVESTMENT      ON         INVESTMENT   INVESTMENT      REALIZED          TO
                            OF YEAR      INCOME      INVESTMENTS   OPERATIONS     INCOME         GAINS        SHAREHOLDERS
PRIMARY PORTFOLIO
Year ended November 30,
1998........................  $ 1.000     $0.048       $ 0.000       $0.048       ($ 0.048)            --       ($ 0.048)
1997........................    1.000      0.047        (0.000)       0.047         (0.047)            --         (0.047)
1996........................    1.000      0.046        (0.000)       0.046         (0.046)      ($ 0.000)        (0.046)
1995........................    1.000      0.051         0.000        0.051         (0.051)        (0.000)        (0.051)
1994........................    1.000      0.032         0.000        0.032         (0.032)        (0.000)        (0.032)

GOVERNMENT PORTFOLIO
Year ended November 30,
1998........................  $ 1.000     $0.045       $ 0.000       $0.045       ($ 0.045)            --       ($ 0.045)
1997........................    1.000      0.045        (0.000)       0.045         (0.045)            --         (0.045)
1996........................    1.000      0.044        (0.000)       0.044         (0.044)      ($ 0.000)        (0.044)
1995........................    1.000      0.049         0.000        0.049         (0.049)        (0.000)        (0.049)
1994........................    1.000      0.031         0.000        0.031         (0.031)            --         (0.031)


                                                                            RATIOS TO
                                                                           AVERAGE NET
                                                                             ASSETS
                              NET ASSET               NET ASSETS,   -------------------------
                               VALUE,                   END OF        NET            NET
                                END       TOTAL          YEAR       OPERATING      INVESTMENT
                              OF YEAR     RETURN*     (MILLIONS)    EXPENSES(3)    INCOME
PRIMARY PORTFOLIO
Year ended November 30,
1998........................   $ 1.000      4.90%      $ 2,572.4        0.83%(2)      4.78%(2)
1997........................     1.000      4.85%        2,166.6        0.85%         4.75%
1996........................     1.000      4.69%        1,712.6        0.91%         4.60%
1995........................     1.000      5.19%        1,671.1        0.94%         5.07%
1994........................     1.000      3.26%        1,453.8        0.91%         3.21%
GOVERNMENT PORTFOLIO
Year ended November 30,
1998........................   $ 1.000      4.63%      $   112.1        0.98%(1,2)    4.53%(1,2)
1997........................     1.000      4.60%          100.0        0.98%(1)      4.51%(1)
1996........................     1.000      4.51%          101.1        1.00%(1)      4.41%(1)
1995........................     1.000      5.02%          108.6        1.00%(1)      4.91%(1)
1994........................     1.000      3.12%          113.2        0.95%(1)      3.08%(1)

(1) During the years noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.97% and 4.52%, respectively, for the year ended November 30, 1998, 0.99% and 4.50%, for the year ended November 30, 1997, 1.00% and 4.41%, respectively, for the year ended November 30, 1996, 1.02% and 4.89%, respectively, for the year ended November 30, 1995, and 0.97% and 3.06%, respectively, for the year ended November 30, 1994.
(2 ) Average net assets for the year ended November 30, 1998 were $2,246,650,283 and $94,670,967 for the Primary and Government Portfolios, respectively.
(3) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits (See Note 1g in Notes to Financial Statements).
 * Assumes reinvestment of all dividends and distributions.

                                                        INCOME FROM                                     DIVIDENDS
                                                   INVESTMENT OPERATIONS                            AND DISTRIBUTIONS
                                     -------------------------------------------------   ----------------------------------------
                                                                 NET         TOTAL       DIVIDENDS TO
                                     NET ASSET                REALIZED       INCOME      SHAREHOLDERS                   NET ASSET
                                      VALUE,       NET        GAIN/(LOSS)     FROM        FROM NET       CAPITAL         VALUE,
                                     BEGINNING   INVESTMENT      ON         INVESTMENT   INVESTMENT     CONTRIBUTIONS     END
                                     OF YEAR      INCOME      INVESTMENTS   OPERATIONS     INCOME       BY ADVISOR      OF YEAR
GENERAL MUNICIPAL PORTFOLIO
Year ended November 30,
1998.................................  $ 1.000     $0.026       ($0.000)      $0.026       ($ 0.026)            --       $ 1.000
1997.................................    1.000      0.027        (0.000)       0.027         (0.027)            --         1.000
1996.................................    1.000      0.025         0.000        0.025         (0.025)            --         1.000
1995.................................    1.000      0.031         0.000        0.031         (0.031)            --         1.000
1994.................................    1.000      0.020        (0.000)       0.020         (0.020)            --         1.000

                                                                         RATIOS TO
                                                                        AVERAGE NET
                                                                          ASSETS
                                                   NET ASSETS,   -------------------------
                                                     END OF        NET            NET
                                       TOTAL          YEAR       OPERATING      INVESTMENT
                                       RETURN*     (MILLIONS)    EXPENSES(3)    INCOME
GENERAL MUNICIPAL PORTFOLIO
Year ended November 30,
1998.................................    2.66%      $   171.8        0.92%(2)      2.62%(2)
1997.................................    2.74%          137.0        0.96%(1)      2.70%(1)
1996.................................    2.56%          122.3        0.99%(1)      2.53%(1)
1995.................................    3.11%          116.0        0.93%(1)      3.07%(1)
1994.................................    2.04%          108.7        0.90%(1)      2.01%(1)

(1) During the years noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.96% and 2.70%, respectively, for the year ended November 30, 1997, 0.99% and 2.53%, respectively, for the year ended November 30, 1996, 1.02% and 2.98%, respectively, for the year ended November 30, 1995 and 1.01% and 1.90%, respectively, for the year ended November 1994.

CALIFORNIA MUNICIPAL PORTFOLIO
Year ended November 30,
1998.................................  $ 1.000     $0.024            --       $0.024       ($ 0.024)            --       $ 1.000
1997.................................    1.000      0.026       ($0.000)       0.026         (0.026)            --         1.000
1996.................................    1.000      0.024            --        0.024         (0.024)            --         1.000
1995.................................    1.000      0.031        (0.008)       0.023         (0.031)       $ 0.008         1.000
1994.................................    1.000      0.020        (0.000)       0.020         (0.020)            --         1.000

CALIFORNIA MUNICIPAL PORTFOLIO
Year ended November 30,
1998.................................    2.39%      $    70.4        0.95%(2)      2.36%(2)
1997.................................    2.68%           55.7        0.90%(1)      2.64%(1)
1996.................................    2.42%           53.4        0.85%(1)      2.42%(1)
1995.................................    3.10%           75.9        0.82%(1)      3.05%(1)
1994.................................    1.99%           61.3        0.85%(1)      1.99%(1)

(1) During the years noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.96% and 2.58%, respectively, for the year ended November 30, 1997, 0.97% and 2.30%, respectively, for the year ended November 30, 1996, 0.95% and 2.92%, respectively, for the year ended November 30, 1995 and 0.97% and 1.87%, respectively, for the year ended November 1994.

NEW YORK MUNICIPAL PORTFOLIO
Year ended November 30,
1998.................................  $ 1.000     $0.025            --       $0.025       ($ 0.025)            --       $ 1.000
1997.................................    1.000      0.026       ($0.000)       0.026         (0.026)            --         1.000
1996.................................    1.000      0.025            --        0.025         (0.025)            --         1.000
1995.................................    1.000      0.030         0.000        0.030         (0.030)            --         1.000
1994.................................    1.000      0.019        (0.000)       0.019         (0.019)            --         1.000

NEW YORK MUNICIPAL PORTFOLIO
Year ended November 30,
1998.................................    2.50%      $    84.1        0.98%(2)      2.46%(2)
1997.................................    2.66%           73.2        0.98%(1)      2.63%(1)
1996.................................    2.50%           60.0        0.97%(1)      2.45%(1)
1995.................................    3.07%           52.3        0.79%(1)      3.02%(1)
1994.................................    1.92%           48.0        0.82%(1)      1.90%(1)

(1) During the years noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.98% and 2.62%, respectively, for the year ended November 30, 1997, 0.98% and 2.44%, respectively, for the year ended November 30, 1996, 1.00% and 2.81%, respectively, for the year ended November 30, 1995 and 1.01% and 1.71%, respectively, for the year ended November 1994.
(2) Average net assets for the year ended November 30, 1998 were $161,560,481, $64,316,012 and $76,292,874 for the General, California and New York Municipal Portfolios, respectively.
(3) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits (See Note 1g in Notes to Financial Statements).
 * Assumes reinvestment of all dividends and distributions.

                                    APPENDIX

     THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST ASSETS OF THE PORTFOLIOS.

PRIMARY PORTFOLIO

  Certificates of Deposit

     Receipts for funds deposited at banks that guarantee a fixed interest rate over a specified time period.

  Commercial Paper

     Unsecured promissory notes that corporations issue to finance current operations and other expenditures.

  Repurchase Agreements

     Contracts that require one party to repurchase securities at a fixed price on a designated date.

  Banker's Acceptances

     Bank-issued commitments to pay for merchandise sold in the import/export market.

GENERAL MUNICIPAL, CALIFORNIA MUNICIPAL AND NEW YORK MUNICIPAL PORTFOLIOS

  Variable Rate Obligations

     Interest rates are adjusted periodically to market rates. Value of these securities is less affected by changes in interest rates than fixed coupon securities.

  Put Bonds

     Tax-exempt securities which may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity.

  Municipal Lease Obligations

     Some lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for the purchase on a yearly basis.

     We attempt to invest at least 90% of each Portfolio's net assets in securities that are liquid which means securities that can be disposed of in the ordinary course of business, seven days or less, at approximately the value at which the Portfolio has valued the securities. We may invest up to 10% of each Portfolio's net assets in securities we believe are illiquid. In determining the liquidity of a lease obligation we consider these factors: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential purchases;
(3) the willingness of dealers to make a market in the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

   For investors who want more information about the Portfolios, the following documents are available free upon request:

   ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

   STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

   The SAI and the Portfolios' annual and semi-annual reports are available without charge upon request to your broker or by calling the Fund at 1-800-401-6672.

   You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

   Upon payment of a duplicating fee, by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-6009

   Telephone: 1-800-SEC-0330

   Free from the Commission's Internet website at http://www.sec.gov.

                                    [LOGO]
  o  Primary Portfolio
  o  Government Portfolio
  o  General Municipal Portfolio
  o  California Municipal Portfolio
  o  New York Municipal Portfolio



(Investment Company Act file no. 811-05731)



PROSPECTUS

March 31, 1999

                            OCC CASH RESERVES, INC.
                           PROSPECTUS MARCH 31, 1999

OCC CASH RESERVES, INC. is an open-end investment company with the following investment portfolios.

                               PRIMARY PORTFOLIO

                              GOVERNMENT PORTFOLIO

                          GENERAL MUNICIPAL PORTFOLIO

                         CALIFORNIA MUNICIPAL PORTFOLIO

                          NEW YORK MUNICIPAL PORTFOLIO

     The Securities and Exchange Commission has not approved or disapproved any Portfolio's securities or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
Risk/Return Summary........................................................................................     3
Fees and Expenses of the Portfolios........................................................................     7
Principal Investment Strategies and Related Risks..........................................................     8
Fund Management............................................................................................    12
Shareholder Information....................................................................................    12
Dividends and Distributions................................................................................    13
Taxes......................................................................................................    13
Year 2000 Issues...........................................................................................    14
Distribution Plan..........................................................................................    14
Financial Highlights.......................................................................................    15
Appendix...................................................................................................    17

                               RISK/RETURN SUMMARY

INVESTMENT GOALS

Primary Portfolio.......................................  Safety of principal, liquidity and maximum current income from money market securities

Government Portfolio....................................  Safety of principal, liquidity and maximum current income from money market securities

General Municipal Portfolio.............................  Safety of principal, liquidity and maximum current income exempt from Federal income taxes from money
                                                          market securities

California Municipal Portfolio..........................  Safety of principal, liquidity and maximum current income exempt from Federal and California personal
                                                          income taxes from money market securities

New York Municipal Portfolio............................  Safety of principal, liquidity and maximum current income exempt from Federal, New York State and New York
                                                          City income taxes from money market securities

The Portfolios are money market funds.

PRINCIPAL INVESTMENT STRATEGIES

     o The Primary Portfolio invests in high quality money market securities with remaining maturities of thirteen months or less, including U.S. government securities, U.S. dollar denominated certificates of deposit and bankers acceptances, domestic or foreign commercial paper and repurchase agreements. The Primary Portfolio normally invests at least 25% of its total assets in bank obligations.

     o The Government Portfolio invests in high quality money market securities with remaining maturities of thirteen months or less including U.S. government securities and repurchase agreements.

     o The General Municipal Portfolio invests in high quality municipal securities with remaining maturities of thirteen months or less including municipal notes, short-term municipal bonds, short-term discount notes and participation interests in those securities. The Portfolio normally invests at least 80% of its total assets in municipal securities.

     o The California Municipal Portfolio invests in high quality municipal securities with remaining maturities of thirteen months or less that pay interest exempt from Federal and California personal income taxes. The Portfolio normally invests at least 80% of its total assets in California municipal securities.

     o The New York Municipal Portfolio invests in high quality municipal securities with remaining maturities of thirteen months or less that pay interest exempt from Federal, New York State and New York City income taxes. The Portfolio normally invests at least 80% of its total assets in New York municipal securities.

PRINCIPAL RISKS

     An investment in any of the Portfolios is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Portfolio seeks to preserve the value of your investment at $1.00 per share it may not do so and therefore it is possible to lose money by investing in a Portfolio. A Portfolio's yield will vary with fluctuations in available market interest rates on its portfolio securities.

     Your Portfolio's net asset value, yield and total return could be affected by:

     o Interest Rate Risk--When interest rates rise, the value of fixed income securities falls

     o Credit Risk--Issuers of debt instruments cannot make principal and interest payments on time

     o Market Risk--Changes in the economy in general that cause the prices of fixed income securities to fall.

     The California Municipal Portfolio concentrates in California municipal securities and the New York Municipal Portfolio concentrates in New York municipal issuers so credit risk and market risk may be greater for those Portfolios.

BAR CHART AND PERFORMANCE TABLE

     The bar charts below show the performance of each Portfolio from year to year for the life of each Portfolio and the best and worst calendar quarter returns during the life of each Portfolio.

     The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future.

                    PRIMARY PORTFOLIO

                       [BAR GRAPH]

         Year                             Percent
         ----                             -------

         1989*...................          0.42%
         1990....................          7.75%
         1991....................          5.62%
         1992....................          3.24%
         1993....................          2.42%
         1994....................          3.47%
         1995....................          5.19%
         1996....................          4.67%
         1997....................          4.88%
         1998....................          4.85%

------------------
* Portfolio began operations on December 13, 1989. Performance for the period from December 13, 1989 through December 31, 1989 is aggregate, not annualized.

     During the period from the inception of the Primary Portfolio through December 31, 1998, the highest quarterly return was 1.91% (for the quarter ended 6/30/90) and the lowest quarterly return was .59% (for the quarter ended 6/30/93).

                 GOVERNMENT PORTFOLIO

                       [BAR GRAPH]

         Year                             Percent
         ----                             -------

         1990*...................          6.68%
         1991....................          5.46%
         1992....................          3.06%
         1993....................          2.25%
         1994....................          3.33%
         1995....................          5.03%
         1996....................          4.47%
         1997....................          4.63%
         1998....................          4.58%

------------------
* Portfolio began operations on February 14, 1990. Performance for the period from February 14, 1990 through December 31, 1990 is aggregate, not annualized.

     During the period from the inception of the Government Portfolio through December 31, 1998, the highest quarterly return was 1.88% (for the quarter ended 6/30/90) and the lowest quarterly return was .55% (for the quarter ended 6/30/93).

              GENERAL MUNICIPAL PORTFOLIO

                       [BAR GRAPH]

         Year                             Percent
         ----                             -------

         1990*...................          4.79%
         1991....................          4.10%
         1992....................          2.52%
         1993....................          1.70%
         1994....................          2.17%
         1995....................          3.12%
         1996....................          2.51%
         1997....................          2.76%
         1998....................          2.61%

------------------
* Portfolio began operations on February 14, 1990. Performance for the period from February 14, 1990 through December 31, 1990 is aggregate, not annualized.

     During the period from the inception of the General Municipal Portfolio through December 31, 1998, the highest quarterly return was 1.37% (for the quarter ended 12/31/90) and the lowest quarterly return was .39% (for the quarter ended 9/30/93).

              CALIFORNIA MUNICIPAL PORTFOLIO

                       [BAR GRAPH]

         Year                             Percent
         ----                             -------

         1991*...................          2.98%
         1992....................          2.45%
         1993....................          1.71%
         1994....................          2.12%
         1995....................          3.10%
         1996....................          2.40%
         1997....................          2.65%
         1998....................          2.35%

------------------
* Portfolio began operations on March 20, 1991. Performance for the period from March 20, 1991 through December 31, 1991 is aggregate, not annualized.

     During the period from the inception of the California Municipal Portfolio through December 31, 1998, the highest quarterly return was .97% (for the quarter ended 6/30/91) and the lowest quarterly return was .41% (for the quarter ended 6/30/93).

              NEW YORK MUNICIPAL PORTFOLIO

                       [BAR GRAPH]

         Year                             Percent
         ----                             -------

         1991*...................          2.76%
         1992....................          2.41%
         1993....................          1.62%
         1994....................          2.04%
         1995....................          3.09%
         1996....................          2.44%
         1997....................          2.68%
         1998....................          2.45%

------------------
* Portfolio began operations on April 10, 1991. Performance for the period April 10, 1991 through December 31, 1991 is aggregate, not annualized.

     During the period from the inception of the New York Municipal Portfolio through December 31, 1998, the highest quarterly return was .96% (for the quarter ended 9/30/91) and the lowest quarterly return was .38% (for the quarter ended 6/30/93).

     The table below shows the average annual returns for one and five years and for the life of each Portfolio.

     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1998

                                                                      PAST YEAR    PAST 5 YEARS      SINCE INCEPTION
                                                                      ---------    -------------     ---------------
Primary Portfolio..................................................      4.85%           4.61%              4.68%
Government Municipal Portfolio.....................................      4.58%           4.40%              4.44%
General Municipal Portfolio........................................      2.61%           2.63%              2.95%
California Municipal Portfolio.....................................      2.35%           2.52%              2.54%
New York Municipal Portfolio.......................................      2.45%           2.54%              2.52%

     The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. For the current yield of the Portfolios, call 1-800-401-6672.

                       FEES AND EXPENSES OF THE PORTFOLIOS

     This table describes the fees and expenses that you may pay if you buy and hold shares in the Portfolios.

SHAREHOLDER FEES--FEES YOU PAY DIRECTLY

     There are no fees or sales loads charged to your account when you buy or sell shares of a Portfolio.

ANNUAL FUND OPERATING EXPENSES--EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

                                                                                      GENERAL    CALIFORNIA    NEW YORK
                                                          PRIMARY      GOVERNMENT    MUNICIPAL    MUNICIPAL    MUNICIPAL
                                                          PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                          ---------    ----------    ---------   ----------    --------
Management Fees........................................      .41%           .50%        .48%         .50%        .50%
12b-1 (Distribution Plan) Fees.........................      .25%           .25%        .25%         .25%        .25%
Other Expenses.........................................      .17%           .23%        .19%         .20%        .23%
                                                            -----        ------        -----        -----        ----
Total Annual Fund Operating Expenses...................      .83%           .98%        .92%         .95%        .98%
Fee Waiver.............................................        --          (.00)          --           --          --
                                                            -----        ------        -----        -----        ----
Net Expenses...........................................      .83%           .98%        .92%         .95%        .98%

     OpCap Advisors waived $1,581 of its fee from the Government Portfolio but that waiver was less than one basis point. The waiver was made according to OpCap Advisors' contractual commitment to waive fees and assume expenses (net of any expense offsets) in excess of 1.00% of average net assets in any fiscal year. Other expenses are shown gross of certain expense offsets which lowered the Portfolios' custody expenses and transfer agency fees. After subtracting the offsets total operating expenses were .83%, .97%, .92%, .95% and .97% for the respective Portfolios.

EXAMPLE

     This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment assuming (1) 5% annual return, (2) the Portfolios' operating expenses remain the same and (3) you redeem all of your shares at the end of the period in the table.

                                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                              ------    -------    -------    --------
Primary Portfolio..........................................................    $ 85      $ 265      $ 460      $1,025
Government Portfolio.......................................................     100        312        542       1,201
General Municipal Portfolio................................................      94        293        509       1,131
California Municipal Portfolio.............................................      97        303        525       1,166
New York Municipal Portfolio...............................................     100        312        542       1,201

                PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

PRIMARY PORTFOLIO

Q What is the Portfolio's investment program?

A The Primary Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term debt obligations with remaining maturities of 13 months or less.

Q What types of securities does the Portfolio buy?

A The Primary Portfolio invests in:

     o Certificates of deposit and bankers acceptances of prime quality and interest bearing time deposits issued, guaranteed or maintained at U.S. or foreign banks having total assets of $1 billion.

     o Commercial paper and participation interests in loans made by banks to corporations.

     o Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities are called U.S. Government securities.

     o Repurchase agreements collateralized in full by U.S. Government securities.

Q What is the credit quality of the Primary Portfolio's investments?

A The Primary Portfolio invests at least 95% of its total assets in prime money market instruments. When we use the term "prime" we mean securities with a credit rating in the highest category by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having the highest rating from such a rating agency. The Primary Portfolio invests no more than 5% of its total assets in securities rated in the second highest category and not more than 1% of its total assets in any one issuer of securities rated in the second highest rating category.

Q Are the Portfolio's investments diversified?

A The Primary Portfolio will not invest more than 5% of its total assets in any one issuer. The Primary Portfolio expects to invest at least 25% of its total assets in bank obligations but otherwise will not invest more than 25% of its total assets in securities of issuers in any one industry. U.S. Government securities are not counted for the 5% limit on issuers or the 25% limit on any one industry.

GOVERNMENT PORTFOLIO

Q What is the Portfolio's investment program?

A The Government Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term debt obligations with remaining maturities of 13 months or less.

Q What types of securities does the Portfolio buy?

A The Government Portfolio invests in:

     o U.S. Government securities including direct obligations of the United States Treasury such as Bills, Notes and Bonds; issues of agencies and instrumentalities established by an act of Congress which have the right to borrow from the U.S. Treasury; and securities which depend solely on the issuing instrumentality for repayment.

     o Repurchase agreements collateralized in full by U.S. Government securities.

Q What is the credit quality of the Government Portfolio's investments?

A Securities backed by the full faith and credit of the U.S. Government are considered to be free of credit risk.

GENERAL MUNICIPAL PORTFOLIO

Q What is the Portfolio's investment program?

A The General Municipal Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term money market securities exempt from Federal income taxes with remaining maturities of 13 months or less. The Portfolio can invest without limit in industrial development bonds. Interest on industrial development bonds is treated as an item of tax preference for purposes of the alternative minimum tax.

Q What types of securities does the Portfolio buy?

A The General Municipal Portfolio invests in the following types of municipal securities:

     o Municipal notes and short term municipal bonds that either are secured by the issuer's pledge of its full faith credit and taxing power, or are payable from the revenues of a particular facility or the proceeds of a special tax, but not from the general taxing power.

     o Lease obligations which are paid by money appropriated by the legislature on a periodic basis.

     o Industrial development bonds issued by public authorities to obtain funds for privately operated facilities.

      At least 80% of the Portfolio's total assets will be invested in municipal securities except in times of adverse market conditions when the Portfolio may invest up to 100% of its assets in taxable money market securities.

Q What is the credit quality of the General Municipal Portfolio's investments?

A The General Municipal Portfolio invests in high quality money market instruments. When we use the term "high quality" we mean securities with a credit rating in one of the two highest categories by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having one of the two highest ratings from such a rating agency. The General Municipal Portfolio invests no more than 5% of its total assets in industrial revenue bonds rated in the second highest category and not more than the greater of 1% of its total assets or $1 million in any one issuer of industrial revenue bonds rated in the second highest rating category.

Q Are the Portfolio's investments diversified?

A The General Municipal Portfolio will not invest more than 5% of its total assets in any one issuer except that for a period of three business days, up to 25% of the Portfolio's total assets may be invested in prime quality securities of a single issuer. The General Municipal Portfolio will not invest more than 25% of its total assets in securities of issuers located in the same state or in securities whose interest is paid from revenues of similar projects. U.S. Government securities are not counted for the 5% limit on issuers or the 25% limit on similar projects.

CALIFORNIA MUNICIPAL PORTFOLIO

Q What is the Portfolio's investment program?

A The California Municipal Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term debt obligations exempt from Federal and California personal income taxes with remaining maturities of 13 months or less. The Portfolio can invest without limit in industrial development bonds. Interest on industrial development bonds is treated as an item of tax preference for purposes of the alternative minimum tax.

Q What types of securities does the Portfolio buy?

A The California Municipal Portfolio invests in:

     o Municipal notes and short term municipal bonds that either are secured by the issuer's pledge of its full faith credit and taxing power, or are payable from the revenues of a particular facility or the proceeds of a special tax, but not from the general taxing power.

     o Lease obligations which are paid by money appropriated by the legislature on a periodic basis.

     o Industrial development bonds issued by public authorities to obtain funds for privately operated facilities.

      At least 80% of the Portfolio's total assets will be invested in California municipal securities except in times of adverse market conditions when the Portfolio may invest up to 100% of its assets in taxable money market securities.

Q What is the credit quality of the California Municipal Portfolio's investments?

A The California Municipal Portfolio invests in high quality money market instruments. When we use the term "high quality" we mean securities with a credit rating in one of the two highest categories by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having one of the two highest ratings from such a rating agency. The California Municipal Portfolio invests no more than 5% of its total assets in industrial revenue bonds rated in the second highest category and not more than the greater of 1% of its total assets or $1 million in any one issuer of industrial revenue bonds rated in the second highest rating category.

Q Are the Portfolio's investments diversified?

A The California Municipal Portfolio will not invest more than 5% of its total assets in any one issuer with respect to 75% of its total assets and will not invest more than 5% of its total assets in any one issuer that is not prime quality. The California Municipal Portfolio will not invest more than 25% of its total assets in securities whose interest is paid from revenues of similar projects.

NEW YORK MUNICIPAL PORTFOLIO

Q What is the Portfolio's investment program?

A The New York Municipal Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term debt obligations exempt from Federal, New York State and New York City income taxes with remaining maturities of 13 months or less. The Portfolio can invest without limit in industrial development bonds. Interest on industrial development bonds is treated as an item of tax preference for purposes of the alternative minimum tax.

Q What types of securities does the Portfolio buy?

A The New York Municipal Portfolio invests in:

     o Municipal notes and short term municipal bonds that either are secured by the issuer's pledge of its full faith credit and taxing power, or are payable from the revenues of a particular facility or the proceeds of a special tax, but not from the general taxing power.

     o Lease obligations which are paid by money appropriated by the legislature on a periodic basis.

     o Industrial development bonds issued by public authorities to obtain funds for privately operated facilities.

      At least 80% of the Portfolio's total assets will be invested in New York municipal securities except in times of adverse market conditions when the Portfolio may invest up to 100% of its assets in taxable money market securities.

Q What is the credit quality of the New York Municipal Portfolio's investments?

A The New York Municipal Portfolio invests in high quality money market instruments. When we use the term "high quality" we mean securities with a credit rating in one of the two highest categories by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having one of the two highest ratings from such a rating agency. The New York Municipal Portfolio invests no more than 5% of its total assets in industrial revenue bonds rated in the second highest category and not more than the greater of 1% of its total assets or $1 million in any one issuer of industrial revenue bonds rated in the second highest rating category.

Q Are the Portfolio's investments diversified?

A The New York Municipal Portfolio will not invest more than 5% of its total assets in any one issuer with respect to 75% of its total assets and will not invest more than 5% of its total assets in any one issuer that is not prime quality. The New York Municipal Portfolio will not invest more than 25% of its total assets in securities whose interest is paid from revenues of similar projects.

RISKS OF THE PORTFOLIOS

Q What are the main risks of investing in the Portfolios?

A We manage the Portfolios to maintain a constant share price of $1.00 per share but there is no assurance that we will be able to do so. The U.S. Government does not guarantee or insure the shares of the Portfolios so there is some risk. The Portfolios limit their investments to securities that OpCap Advisors believes present minimal credit risk.

  There is always the risk that the issuer of a security held by a Portfolio will fail to pay interest or principal when due. We try to keep this risk low by investing only in securities rated in one of the two highest categories for short term securities or if not rated, of comparable quality.

  There is also the risk that rising interest rates will cause the value of a Portfolio's securities to decline. The short maturity of the securities held by the Portfolios reduces the potential for price fluctuation.

  The risks described above could be greater for the California Municipal Portfolio which concentrates in California issues and for the New York Municipal Portfolio which concentrates in New York issues. California and New York tax exempt securities may be affected by political, economic or other events that limit the ability of California or New York issuers to pay interest or repay principal or may depress the entire market for California or New York tax exempt securities. The General, California and New York Municipal Portfolios invest in lease obligations which are not as liquid as other municipal obligations. The Portfolios look at the following factors to determine the liquidity of a lease obligation.

     o frequency of trades and quoted prices for the obligation

     o the number of dealers willing to purchase or sell the security and the number of other potential purchasers

     o the willingness of dealers to undertake to make a market in the security

     o the nature of the marketplace trades including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

                                 FUND MANAGEMENT

     The Board of Directors of the Fund has hired OpCap Advisors to serve as manager of the Fund.

     OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $63 billion of assets under management as of December 31, 1998. The mailing address is One World Financial Center, New York, New York 10281.

     OpCap Advisors has been in business as an investment adviser since 1987 and Oppenheimer Capital has been in business as an investment adviser since 1969.

     OpCap Advisors manages the investments of the Fund and its business affairs. Employees of Oppenheimer Capital as well as employees of OpCap Advisors perform these services.

     The Portfolios of the Fund paid OpCap Advisors the following fees as a percentage of average net assets during the fiscal year ended November 30, 1998:

Primary Portfolio.......................  .41%
Government Portfolio....................  .50%
General Municipal Portfolio.............  .48%
California Municipal Portfolio..........  .50%
New York Municipal Portfolio............  .50%

                             SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

     You can buy and sell Portfolio shares without sales or redemption charges at their net asset value which is expected to be constant at $1.00. The Fund calculates net asset value per share each day that the New York Stock Exchange is open for trading at 4:00 p.m. using the amortized cost method which approximates the current market value of the Portfolio.

PURCHASE AND REDEMPTION OF SHARES

     There are no minimum amounts required for either investments or withdrawals.

INITIAL INVESTMENTS (Purchases)

     Contact your CIBC Oppenheimer Account Executive to arrange for an initial investment in a Portfolio of the Fund. You may use the Portfolio either as the money market fund tied to your CIBC Oppenheimer securities account through CIBC Oppenheimer's sweep service or an additional investment position held in your securities account.

     The "sweep" means that cash is automatically invested in the Portfolio of your choice when the cash becomes available in your CIBC Oppenheimer securities account from any source such as proceeds from securities sales, receipt of dividends or interest income, or a check deposit from you. Amounts of $10,000 or more are invested on the next business day; amounts less than $10,000 are invested once a week on the first business day of the following week. The sweep automatically withdraws cash from your Portfolio when appropriate to cover purchases or other activities in your account.

SUBSEQUENT INVESTMENTS (Purchases)

     Mail or deliver your check, payable to CIBC Oppenheimer Corp., to your CIBC Oppenheimer Account Executive. Please write your securities account number and the Portfolio name on the check. If you wish to make an investment by sending a wire from your bank, contact your CIBC Oppenheimer Account Executive to obtain wiring instructions.

WITHDRAWALS (Redemptions)

     For withdrawals other than those automatically activated by the sweep, please instruct your CIBC Oppenheimer Account Executive as to the withdrawal amount and the delivery of the proceeds. Redemption orders are processed the next business day after they are received by the Fund's transfer agent. REDEMPTIONS OVER $250,000

     If in any 90 day period, you redeem more than $250,000 or your sale amounts to more than 1% of a Portfolio's net assets, the Portfolio has the right to pay the difference between the redemption amount and the lesser of $250,000 or 1% of the Portfolio's net assets with securities from the Portfolio.

                           DIVIDENDS AND DISTRIBUTIONS

     Net investment income is accrued daily and paid into shareholders accounts monthly. Dividends are automatically reinvested in additional shares unless we receive different instructions from you.

                                      TAXES

     In January you will be sent a statement indicating the tax status of any dividends paid to you for the previous calendar year. Since the Portfolios are managed to maintain a constant share price, we do not expect the Portfolios to make significant capital gain distributions.

     We anticipate that at least 80% of the annual income of the General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolios will be exempt from federal income taxes (but not from the alternative minimum tax) and from California income taxes in the case of the California Municipal Portfolio and from New York State and New York City income taxes in the case of the New York Municipal Portfolio. The General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolio can invest in industrial development bonds and other private activity bonds so a portion of the distributions from those Portfolios may be treated as a tax preference item for shareholders subject to the alternative minimum tax. This tax information is general. You should consult your own tax adviser with respect to your own tax situation.

                                YEAR 2000 ISSUES

     Many computer systems use only two digits to describe years, such as 98 for 1998. A program written this way will not recognize the Year 2000. The Advisor and the Fund's Transfer Agent have been actively working on changes to their own computer systems to deal with the Year 2000 and expect that their systems will be ready for the Year 2000. The Advisor cannot be sure that it will be successful or that other computer systems that interact with the Fund will be in compliance. In evaluating securities for investment by the Fund, the Advisor considers Year 2000 risks in addition to other risks relevant to the issuer. CIBC Oppenheimer has informed the Fund that it has developed a Year 2000 plan and that it has devoted significant resources to complete all mission critical projects by June 1999.

                                DISTRIBUTION PLAN

     The Fund has adopted a Distribution Assistance and Administrative Services Plan that allows each Portfolio to pay the Advisor .25 of 1% of the Portfolio's average daily net assets. The Advisor pays these fees to broker-dealers, banks and other financial institutions for distribution assistance and for administrative services provided to shareholders. Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

     The financial highlights table is intended to help you understand the Portfolios' financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolios' financial statements, are included in the Fund's Statement of Additional Information, which is available upon request.


                                               INCOME FROM                                      DIVIDENDS
                                          INVESTMENT OPERATIONS                             AND DISTRIBUTIONS
                            -------------------------------------------------   ------------------------------------------
                                                                                               DISTRIBUTIONS     TOTAL
                                                          NET         TOTAL      DIVIDENDS TO       TO         DIVIDENDS
                            NET ASSET                  REALIZED      INCOME      SHAREHOLDERS   SHAREHOLDERS       AND
                             VALUE,        NET        GAIN/(LOSS)     FROM        FROM NET       FROM NET      DISTRIBUTIONS
                            BEGINNING   INVESTMENT        ON       INVESTMENT    INVESTMENT      REALIZED           TO
                            OF YEAR      INCOME      INVESTMENTS   OPERATIONS      INCOME         GAINS        SHAREHOLDERS
PRIMARY PORTFOLIO
Year ended November 30,
1998........................  $ 1.000     $0.048       $ 0.000       $0.048       ($ 0.048)            --       ($ 0.048)
1997........................    1.000      0.047        (0.000)       0.047         (0.047)            --         (0.047)
1996........................    1.000      0.046        (0.000)       0.046         (0.046)      ($ 0.000)        (0.046)
1995........................    1.000      0.051         0.000        0.051         (0.051)        (0.000)        (0.051)
1994........................    1.000      0.032         0.000        0.032         (0.032)        (0.000)        (0.032)

GOVERNMENT PORTFOLIO
Year ended November 30,
1998........................  $ 1.000     $0.045       $ 0.000       $0.045       ($ 0.045)            --       ($ 0.045)
1997........................    1.000      0.045        (0.000)       0.045         (0.045)            --         (0.045)
1996........................    1.000      0.044        (0.000)       0.044         (0.044)      ($ 0.000)        (0.044)
1995........................    1.000      0.049         0.000        0.049         (0.049)        (0.000)        (0.049)
1994........................    1.000      0.031         0.000        0.031         (0.031)            --         (0.031)


                                                                            RATIOS TO
                                                                           AVERAGE NET
                                                                             ASSETS
                              NET ASSET               NET ASSETS,   -------------------------
                               VALUE,                   END OF        NET            NET
                                END       TOTAL          YEAR       OPERATING      INVESTMENT
                              OF YEAR     RETURN*     (MILLIONS)    EXPENSES(3)    INCOME
PRIMARY PORTFOLIO
Year ended November 30,
1998........................   $ 1.000      4.90%      $ 2,572.4        0.83%(2)      4.78%(2)
1997........................     1.000      4.85%        2,166.6        0.85%         4.75%
1996........................     1.000      4.69%        1,712.6        0.91%         4.60%
1995........................     1.000      5.19%        1,671.1        0.94%         5.07%
1994........................     1.000      3.26%        1,453.8        0.91%         3.21%

GOVERNMENT PORTFOLIO
Year ended November 30,
1998........................   $ 1.000      4.63%      $   112.1        0.98%(1,2)    4.53%(1,2)
1997........................     1.000      4.60%          100.0        0.98%(1)      4.51%(1)
1996........................     1.000      4.51%          101.1        1.00%(1)      4.41%(1)
1995........................     1.000      5.02%          108.6        1.00%(1)      4.91%(1)
1994........................     1.000      3.12%          113.2        0.95%(1)      3.08%(1)

(1) During the years noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.97% and 4.52%, respectively, for the year ended November 30, 1998, 0.99% and 4.50%, for the year ended November 30, 1997, 1.00% and 4.41%, respectively, for the year ended November 30, 1996, 1.02% and 4.89%, respectively, for the year ended November 30, 1995, and 0.97% and 3.06%, respectively, for the year ended November 30, 1994.
(2) Average net assets for the year ended November 30, 1998 were $2,246,650,283 and $94,670,967 for the Primary and Government Portfolios, respectively.
(3) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits (See Note 1g in Notes to Financial Statements).
 * Assumes reinvestment of all dividends and distributions.

                                                              INCOME FROM                               DIVIDENDS
                                                         INVESTMENT OPERATIONS                      AND DISTRIBUTIONS
                                                 -------------------------------------   ----------------------------------------
                                                                  NET         TOTAL      DIVIDENDS TO
                                     NET ASSET                 REALIZED      INCOME      SHAREHOLDERS                   NET ASSET
                                      VALUE,        NET       GAIN/(LOSS)     FROM         FROM NET       CAPITAL         VALUE,
                                     BEGINNING   INVESTMENT       ON        INVESTMENT   INVESTMENT     CONTRIBUTIONS      END
                                     OF YEAR      INCOME      INVESTMENTS   OPERATIONS     INCOME        BY ADVISOR      OF YEAR
GENERAL MUNICIPAL PORTFOLIO
Year ended November 30,
1998.................................  $ 1.000     $0.026       ($0.000)      $0.026       ($ 0.026)            --       $ 1.000
1997.................................    1.000      0.027        (0.000)       0.027         (0.027)            --         1.000
1996.................................    1.000      0.025         0.000        0.025         (0.025)            --         1.000
1995.................................    1.000      0.031         0.000        0.031         (0.031)            --         1.000
1994.................................    1.000      0.020        (0.000)       0.020         (0.020)            --         1.000


                                                                         RATIOS TO
                                                                        AVERAGE NET
                                                                          ASSETS
                                                   NET ASSETS,   -------------------------
                                                     END OF        NET            NET
                                       TOTAL          YEAR       OPERATING      INVESTMENT
                                       RETURN*     (MILLIONS)    EXPENSES(3)    INCOME
GENERAL MUNICIPAL PORTFOLIO
Year ended November 30,
1998.................................    2.66%      $   171.8        0.92%(2)      2.62%(2)
1997.................................    2.74%          137.0        0.96%(1)      2.70%(1)
1996.................................    2.56%          122.3        0.99%(1)      2.53%(1)
1995.................................    3.11%          116.0        0.93%(1)      3.07%(1)
1994.................................    2.04%          108.7        0.90%(1)      2.01%(1)

(1) During the years noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.96% and 2.70%, respectively, for the year ended November 30, 1997, 0.99% and 2.53%, respectively, for the year ended November 30, 1996, 1.02% and 2.98%, respectively, for the year ended November 30, 1995 and 1.01% and 1.90%, respectively, for the year ended November 1994.

CALIFORNIA MUNICIPAL PORTFOLIO
Year ended November 30,
1998.................................  $ 1.000     $0.024            --       $0.024       ($ 0.024)            --       $ 1.000
1997.................................    1.000      0.026       ($0.000)       0.026         (0.026)            --         1.000
1996.................................    1.000      0.024            --        0.024         (0.024)            --         1.000
1995.................................    1.000      0.031        (0.008)       0.023         (0.031)       $ 0.008         1.000
1994.................................    1.000      0.020        (0.000)       0.020         (0.020)            --         1.000


CALIFORNIA MUNICIPAL PORTFOLIO
Year ended November 30,
1998.................................    2.39%      $    70.4        0.95%(2)      2.36%(2)
1997.................................    2.68%           55.7        0.90%(1)      2.64%(1)
1996.................................    2.42%           53.4        0.85%(1)      2.42%(1)
1995.................................    3.10%           75.9        0.82%(1)      3.05%(1)
1994.................................    1.99%           61.3        0.85%(1)      1.99%(1)

(1) During the years noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.96% and 2.58%, respectively, for the year ended November 30, 1997, 0.97% and 2.30%, respectively, for the year ended November 30, 1996, 0.95% and 2.92%, respectively, for the year ended November 30, 1995 and 0.97% and 1.87%, respectively, for the year ended November 1994.

NEW YORK MUNICIPAL PORTFOLIO
Year ended November 30,
1998.................................  $ 1.000     $0.025            --       $0.025       ($ 0.025)            --       $ 1.000
1997.................................    1.000      0.026       ($0.000)       0.026         (0.026)            --         1.000
1996.................................    1.000      0.025            --        0.025         (0.025)            --         1.000
1995.................................    1.000      0.030         0.000        0.030         (0.030)            --         1.000
1994.................................    1.000      0.019        (0.000)       0.019         (0.019)            --         1.000

NEW YORK MUNICIPAL PORTFOLIO
Year ended November 30,
1998.................................    2.50%      $    84.1        0.98%(2)      2.46%(2)
1997.................................    2.66%           73.2        0.98%(1)      2.63%(1)
1996.................................    2.50%           60.0        0.97%(1)      2.45%(1)
1995.................................    3.07%           52.3        0.79%(1)      3.02%(1)
1994.................................    1.92%           48.0        0.82%(1)      1.90%(1)

(1) During the years noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.98% and 2.62%, respectively, for the year ended November 30, 1997, 0.98% and 2.44%, respectively, for the year ended November 30, 1996, 1.00% and 2.81%, respectively, for the year ended November 30, 1995 and 1.01% and 1.71%, respectively, for the year ended November 1994.
(2) Average net assets for the year ended November 30, 1998 were $161,560,481, $64,316,012 and $76,292,874 for the General, California and New York Municipal Portfolios, respectively.
(3) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits (See Note 1g in Notes to Financial Statements).
 * Assumes reinvestment of all dividends and distributions.

                                    APPENDIX

     THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST ASSETS OF THE PORTFOLIOS.

PRIMARY PORTFOLIO

  Certificates of Deposit

     Receipts for funds deposited at banks that guarantee a fixed interest rate over a specified time period.

  Commercial Paper

     Unsecured promissory notes that corporations issue to finance current operations and other expenditures.

  Repurchase Agreements

     Contracts that require one party to repurchase securities at a fixed price on a designated date.

  Banker's Acceptances

     Bank-issued commitments to pay for merchandise sold in the import/export market.

GENERAL MUNICIPAL, CALIFORNIA MUNICIPAL AND NEW YORK MUNICIPAL PORTFOLIOS

  Variable Rate Obligations

     Interest rates are adjusted periodically to market rates. Value of these securities is less affected by changes in interest rates than fixed coupon securities.

  Put Bonds

     Tax-exempt securities which may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity.

  Municipal Lease Obligations

     Some lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for the purchase on a yearly basis.

     We attempt to invest at least 90% of each Portfolio's net assets in securities that are liquid which means securities that can be disposed of in the ordinary course of business, seven days or less, at approximately the value at which the Portfolio has valued the securities. We may invest up to 10% of each Portfolio's net assets in securities we believe are illiquid. In determining the liquidity of a lease obligation we consider these factors: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential purchases;
(3) the willingness of dealers to make a market in the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

                      [This page intentionally left blank]

   For investors who want more information about the Portfolios, the following documents are available free upon request:

   ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

   STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

   The SAI and the Portfolios' annual and semi-annual reports are available without charge upon request to your broker or by calling the Fund at 1-800-401-6672.

   You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

          Upon payment of a duplicating fee, by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-6009

          Telephone: 1-800-SEC-0330

          Free from the Commission's Internet website at http://www.sec.gov.

(Investment Company Act file no. 811-05731)

MARCH 31, 1999

OCC CASH RESERVES

   o Primary Portfolio
   o Government Portfolio
   o General Municipal Portfolio
   o California Municipal Portfolio
   o New York Municipal Portfolio



 PROSPECTUS



[LOGOS]

                                                                         UNIFIED
                                                                         VERSION

                            OCC CASH RESERVES, INC.
                           PROSPECTUS MARCH 31, 1999

OCC CASH RESERVES, INC. is an open-end investment company with the following investment portfolios.

                               PRIMARY PORTFOLIO

                              GOVERNMENT PORTFOLIO

                          GENERAL MUNICIPAL PORTFOLIO

                         CALIFORNIA MUNICIPAL PORTFOLIO

                          NEW YORK MUNICIPAL PORTFOLIO

     The Securities and Exchange Commission has not approved or disapproved any Portfolio's securities or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS

                                                                                                             PAGE
                                                                                                             ----

Risk/Return Summary.......................................................................................      3

Fees and Expenses of the Portfolios.......................................................................      7

Principal Investment Strategies and Related Risks.........................................................      8

Fund Management...........................................................................................     12

Shareholder Information...................................................................................     12

Dividends and Distributions...............................................................................     14

Taxes.....................................................................................................     14

Year 2000 Issues..........................................................................................     15

Distribution Plan.........................................................................................     15

Financial Highlights......................................................................................     16

Appendix..................................................................................................     18

                               RISK/RETURN SUMMARY

INVESTMENT GOALS

Primary Portfolio.......................................  Safety of principal, liquidity and maximum current in-
                                                          come from money market securities
Government Portfolio....................................  Safety of principal, liquidity and maximum current in-
                                                          come from money market securities
General Municipal Portfolio.............................  Safety of principal, liquidity and maximum current in-
                                                          come exempt from Federal income taxes from money market
                                                          securities
California Municipal Portfolio..........................  Safety of principal, liquidity and maximum current in-
                                                          come exempt from Federal and California personal in-
                                                          come taxes from money market securities
New York Municipal Portfolio............................  Safety of principal, liquidity and maximum current in-
                                                          come exempt from Federal, New York State and New York
                                                          City income taxes from money market securities
The Portfolios are money market funds.

PRINCIPAL INVESTMENT STRATEGIES

     o The Primary Portfolio invests in high quality money market securities with remaining maturities of thirteen months or less, including U.S. government securities, U.S. dollar denominated certificates of deposit and bankers acceptances, domestic or foreign commercial paper and repurchase agreements. The Primary Portfolio normally invests at least 25% of its total assets in bank obligations.

     o The Government Portfolio invests in high quality money market securities with remaining maturities of thirteen months or less including U.S. government securities and repurchase agreements.

     o The General Municipal Portfolio invests in high quality municipal securities with remaining maturities of thirteen months or less including municipal notes, short-term municipal bonds, short-term discount notes and participation interests in those securities. The Portfolios normally invests at least 80% of its total assets in municipal securities.

     o The California Municipal Portfolio invests in high quality municipal securities with remaining maturities of thirteen months or less that pay interest exempt from Federal and California personal income taxes. The Portfolio normally invests at least 80% of its total assets in California municipal securities.

     o The New York Municipal Portfolio invests in high quality municipal securities with remaining maturities of thirteen months or less that pay interest exempt from Federal, New York State and New York City income taxes. The Portfolio normally invests at least 80% of its total assets in New York municipal securities.

PRINCIPAL RISKS

     An investment in any of the Portfolios is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Portfolio seeks to preserve the value of your investment at $1.00 per share it may not do so and therefore it is possible to lose money by investing in a Portfolio. A Portfolio's yield will vary with fluctuations in available market interest rates on its portfolio securities.

     Your Portfolio's net asset value, yield and total return could be affected by:

     o Interest Rate Risk--When interest rates rise, the value of fixed income securities falls

     o Credit Risk--Issuers of debt instruments cannot make principal and interest payments on time

     o Market Risk--Changes in the economy in general that cause the prices of fixed income securities to fall.

     The California Municipal Portfolio concentrates in California municipal securities and the New York Municipal Portfolio concentrates in New York municipal issuers so credit risk and market risk may be greater for those Portfolios.

BAR CHART AND PERFORMANCE TABLE

     The bar charts below show the performance of each Portfolio from year to year for the life of each Portfolio and the best and worst calendar quarter returns during the life of each Portfolio.

     The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future.


                    PRIMARY PORTFOLIO

                       [BAR GRAPH]

         Year                             Percent
         ----                             -------

         1989*...................          0.42%
         1990....................          7.75%
         1991....................          5.62%
         1992....................          3.24%
         1993....................          2.42%
         1994....................          3.47%
         1995....................          5.19%
         1996....................          4.67%
         1997....................          4.88%
         1998....................          4.85%

------------------
* Portfolio began operations on December 13, 1989. Performance for the period from December 13, 1989 through December 31, 1989 is aggregate, not annualized.

     During the period from the inception of the Primary Portfolio through December 31, 1998, the highest quarterly return was 1.91% (for the quarter ended 6/30/90) and the lowest quarterly return was .59% (for the quarter ended 6/30/93).

                 GOVERNMENT PORTFOLIO

                     [BAR GRAPH]

         Year                             Percent
         ----                             -------

         1990*...................          6.68%
         1991....................          5.46%
         1992....................          3.06%
         1993....................          2.25%
         1994....................          3.33%
         1995....................          5.03%
         1996....................          4.47%
         1997....................          4.63%
         1998....................          4.58%

------------------

* Portfolio began operations on February 14, 1990. Performance for the period from February 14, 1990 through December 31, 1990 is aggregate, not annualized.

     During the period from the inception of the Government Portfolio through December 31, 1998, the highest quarterly return was 1.88% (for the quar-ter ended 6/30/90) and the lowest quarterly return was .55% (for the quarter ended 6/30/93).

              GENERAL MUNICIPAL PORTFOLIO

                      [BAR GRAPH]

         Year                             Percent
         ----                             -------

         1990*...................          4.79%
         1991....................          4.10%
         1992....................          2.52%
         1993....................          1.70%
         1994....................          2.17%
         1995....................          3.12%
         1996....................          2.51%
         1997....................          2.76%
         1998....................          2.61%

------------------

* Portfolio began operations on February 14, 1990. Performance for the period from February 14, 1990 through December 31, 1990 is aggregate, not annualized.

     During the period from the inception of the General Municipal Portfolio through December 31, 1998, the highest quarterly return was 1.37% (for the quarter ended 12/31/90) and the lowest quarterly return was .39% (for the quarter ended 9/30/93).

              CALIFORNIA MUNICIPAL PORTFOLIO

                       [BAR GRAPH]

         Year                             Percent
         ----                             -------

         1991*...................          2.98%
         1992....................          2.45%
         1993....................          1.71%
         1994....................          2.12%
         1995....................          3.10%
         1996....................          2.40%
         1997....................          2.65%
         1998....................          2.35%

------------------
* Portfolio began operations on March 20, 1991. Performance for the period from March 20, 1991 through December 31, 1991 is aggregate, not annualized.

     During the period from the inception of the California Municipal Portfolio through December 31, 1998, the highest quarterly return was .97% (for the quarter ended 6/30/91) and the lowest quarterly return was .41% (for the quarter ended 6/30/93).

              NEW YORK MUNICIPAL PORTFOLIO

                       [BAR GRAPH]

         Year                             Percent
         ----                             -------

         1991*...................          2.76%
         1992....................          2.41%
         1993....................          1.62%
         1994....................          2.04%
         1995....................          3.09%
         1996....................          2.44%
         1997....................          2.68%
         1998....................          2.45%

------------------
* Portfolio began operations on April 10, 1991. Performance for the period April 10, 1991 through December 31, 1991 is aggregate, not annualized.

     During the period from the inception of the New York Municipal Portfolio through December 31, 1998, the highest quarterly return was .96% (for the quarter ended 9/30/91) and the lowest quarterly return was .38% (for the quarter ended 6/30/93).

     The table below shows the average annual returns for one and five years and for the life of each Portfolio.


     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1998

                                                                      PAST YEAR    PAST 5 YEARS      SINCE INCEPTION
                                                                      ---------    ------------      ---------------
Primary Portfolio..................................................      4.85%           4.61%              4.68%
Government Municipal Portfolio.....................................      4.58%           4.40%              4.44%
General Municipal Portfolio........................................      2.61%           2.63%              2.95%
California Municipal Portfolio.....................................      2.35%           2.52%              2.54%
New York Municipal Portfolio.......................................      2.45%           2.54%              2.52%

     The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. For the current yield of the Portfolios, call 1-800-401-6672.

                       FEES AND EXPENSES OF THE PORTFOLIOS

     This table describes the fees and expenses that you may pay if you buy and hold shares in the Portfolios.

SHAREHOLDER FEES--FEES YOU PAY DIRECTLY

     There are no fees or sales loads charged to your account when you buy or sell shares of a Portfolio.

ANNUAL FUND OPERATING EXPENSES--EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

                                                                                     GENERAL      CALIFORNIA   NEW YORK
                                                          PRIMARY      GOVERNMENT    MUNICIPAL    MUNICIPAL    MUNICIPAL
                                                          PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                          ---------    ----------    ---------    ---------    --------
Management Fees........................................      .41%           .50%        .48%         .50%        .50%
12b-1 (Distribution Plan) Fees.........................      .25%           .25%        .25%         .25%        .25%
Other Expenses.........................................      .17%           .23%        .19%         .20%        .23%
                                                            -----        ------        -----        -----        ----
Total Annual Fund Operating Expenses...................      .83%           .98%        .92%         .95%        .98%
Fee Waiver.............................................        --          (.00)          --           --          --
                                                            -----        ------        -----        -----        ----
Net Expenses...........................................      .83%           .98%        .92%         .95%        .98%

     OpCap Advisors waived $1,581 of its fee from the Government Portfolio but that waiver was less than one basis point. The waiver was made according to OpCap Advisors' contractual commitment to waive fees and assume expenses (net of any expense offsets) in excess of 1.00% of average net assets in any fiscal year. Other expenses are shown gross of certain expense offsets which lowered the Portfolios' custody expenses and transfer agency fees. After subtracting the offsets total operating expenses were .83%, .97%, .92%, .95% and .97% for the respective Portfolios.

EXAMPLE

     This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment assuming (1) 5% annual return, (2) the Portfolios' operating expenses remain the same and (3) you redeem all of your shares at the end of the period in the table.

                                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                              ------    -------    -------    --------
Primary Portfolio..........................................................    $ 85      $ 265      $ 460      $1,025
Government Portfolio.......................................................     100        312        542       1,201
General Municipal Portfolio................................................      94        293        509       1,131
California Municipal Portfolio.............................................      97        303        525       1,166
New York Municipal Portfolio...............................................     100        312        542       1,201

                PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

PRIMARY PORTFOLIO

Q What is the Portfolio's investment program?

A The Primary Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term debt obligations with remaining maturities of 13 months or less.

Q What types of securities does the Portfolio buy?

A The Primary Portfolio invests in:

     o Certificates of deposit and bankers acceptances of prime quality and interest bearing time deposits issued, guaranteed or maintained at U.S. or foreign banks having total assets of $1 billion.

     o Commercial paper and participation interests in loans made by banks to corporations.

     o Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities are called U.S. Government securities.

     o Repurchase agreements collateralized in full by U.S. Government securities.

Q What is the credit quality of the Primary Portfolio's investments?

A The Primary Portfolio invests at least 95% of its total assets in prime money market instruments. When we use the term "prime" we mean securities with a credit rating in the highest category by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having the highest rating from such a rating agency. The Primary Portfolio invests no more than 5% of its total assets in securities rated in the second highest category and not more than 1% of its total assets in any one issuer of securities rated in the second highest rating category.

Q Are the Portfolio's investments diversified?

A The Primary Portfolio will not invest more than 5% of its total assets in any one issuer. The Primary Portfolio expects to invest at least 25% of its total assets in bank obligations but otherwise will not invest more than 25% of its total assets in securities of issuers in any one industry. U.S. Government securities are not counted for the 5% limit on issuers or the 25% limit on any one industry.

GOVERNMENT PORTFOLIO

Q What is the Portfolio's investment program?

A The Government Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term
  debt obligations with remaining maturities of 13 months or less.

Q What types of securities does the Portfolio buy?

A The Government Portfolio invests in:

     o U.S. Government securities including direct obligations of the United States Treasury such as Bills, Notes and Bonds; issues of agencies and instrumentalities established by an act of Congress which have the right to borrow from the U.S. Treasury; and securities which depend solely on the issuing instrumentality for repayment.

     o Repurchase agreements collateralized in full by U.S. Government securities.

Q What is the credit quality of the Government Portfolio's investments?

A Securities backed by the full faith and credit of the U.S. Government are considered to be free of credit risk.

GENERAL MUNICIPAL PORTFOLIO

Q What is the Portfolio's investment program?

A The General Municipal Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term money market securities exempt from Federal income taxes with remaining maturities of 13 months or less. The Portfolio can invest without limit in industrial development bonds. Interest on industrial development bonds is treated as an item of tax preference for purposes of the alternative minimum tax.

Q What types of securities does the Portfolio buy?

A The General Municipal Portfolio invests in the following types of municipal securities:

     o Municipal notes and short term municipal bonds that either are secured by the issuer's pledge of its full faith credit and taxing power, or are payable from the revenues of a particular facility or the proceeds of a special tax, but not from the general taxing power.

     o Lease obligations which are paid by money appropriated by the legislature on a periodic basis.

     o Industrial development bonds issued by public authorities to obtain funds for privately operated facilities.

     At least 80% of the Portfolio's total assets will be invested in municipal securities except in times of adverse market conditions when the Portfolio may invest up to 100% of its assets in taxable money market securities.

Q What is the credit quality of the General Municipal Portfolio's investments?

A The General Municipal Portfolio invests in high quality money market instruments. When we use the term "high quality" we mean securities with a credit rating in one of the two highest categories by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having one of the two highest ratings from such a rating agency. The General Municipal Portfolio invests no more than 5% of its total assets in industrial revenue bonds rated in the second highest category and not more than the greater of 1% of its total assets or $1 million in any one issuer of industrial revenue bonds rated in the second highest rating category.

Q Are the Portfolio's investments diversified?

A The General Municipal Portfolio will not invest more than 5% of its total assets in any one issuer except that for a period of three business days, up to 25% of the Portfolio's total assets may be invested in prime quality securities of a single issuer. The General Municipal Portfolio will not invest more than 25% of its total assets in securities of issuers located in the same state or in securities whose interest is paid from revenues of similar projects. U.S. Government securities are not counted for the 5% limit on issuers or the 25% limit on similar projects.

CALIFORNIA MUNICIPAL PORTFOLIO

Q What is the Portfolio's investment program?

A The California Municipal Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term debt obligations exempt from

  Federal and California personal income taxes with remaining maturities of 13 months or less. The Portfolio can invest without limit in industrial development bonds. Interest on industrial development bonds is treated as an item of tax preference for purposes of the alternative minimum tax.

Q What types of securities does the Portfolio buy?

A The California Municipal Portfolio invests in:

     o Municipal notes and short term municipal bonds that either are secured by the issuer's pledge of its full faith credit and taxing power, or are payable from the revenues of a particular facility or the proceeds of a special tax, but not from the general taxing power.

     o Lease obligations which are paid by money appropriated by the legislature on a periodic basis.

     o Industrial development bonds issued by public authorities to obtain funds for privately operated facilities.

     At least 80% of the Portfolio's total assets will be invested in California municipal securities except in times of adverse market conditions when the Portfolio may invest up to 100% of its assets in taxable money market securities.

Q What is the credit quality of the California Municipal Portfolio's investments?

A The California Municipal Portfolio invests in high quality money market instruments. When we use the term "high quality" we mean securities with a credit rating in one of the two highest categories by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having one of the two highest ratings from such a rating agency. The California Municipal Portfolio invests no more than 5% of its total assets in industrial revenue bonds rated in the second highest category and not more than the greater of 1% of its total assets or $1 million in any one issuer of industrial revenue bonds rated in the second highest rating category.

Q Are the Portfolio's investments diversified?

A The California Municipal Portfolio will not invest more than 5% of its total assets in any one issuer with respect to 75% of its total assets and will not invest more than 5% of its total assets in any one issuer that is not prime quality. The California Municipal Portfolio will not invest more than 25% of its total assets in securities whose interest is paid from revenues of similar projects.

NEW YORK MUNICIPAL PORTFOLIO

Q What is the Portfolio's investment program?

A The New York Municipal Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term debt obligations exempt from Federal, New York State and New York City income taxes with remaining maturities of 13 months or less. The Portfolio can invest without limit in industrial development bonds. Interest on industrial development bonds is treated as an item of tax preference for purposes of the alternative minimum tax.

Q What types of securities does the Portfolio buy?

A The New York Municipal Portfolio invests in:

     o Municipal notes and short term municipal bonds that either are secured by the issuer's pledge of its full faith credit and taxing power, or are payable from the revenues of a particular facility or the proceeds of a special tax, but not from the general taxing power.

     o Lease obligations which are paid by money appropriated by the legislature on a periodic basis.

     o Industrial development bonds issued by public authorities to obtain funds for privately operated facilities.

     At least 80% of the Portfolio's total assets will be invested in New York municipal securities except in times of adverse market conditions when the Portfolio may invest up to 100% of its assets in taxable money market securities.

Q What is the credit quality of the New York Municipal Portfolio's investments?

A The New York Municipal Portfolio invests in high quality money market instruments. When we use the term "high quality" we mean securities with a credit rating in one of the two highest categories by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having one of the two highest ratings from such a rating agency. The New York Municipal Portfolio invests no more than 5% of its total assets in industrial revenue bonds rated in the second highest category and not more than the greater of 1% of its total assets or $1 million in any one issuer of industrial revenue bonds rated in the second highest rating category.

Q Are the Portfolio's investments diversified?

A The New York Municipal Portfolio will not invest more than 5% of its total assets in any one issuer with respect to 75% of its total assets and will not invest more than 5% of its total assets in any one issuer that is not prime quality. The New York Municipal Portfolio will not invest more than 25% of its total assets in securities whose interest is paid from revenues of similar projects.

RISKS OF THE PORTFOLIOS

Q What are the main risks of investing in the Portfolios?

A We manage the Portfolios to maintain a constant share price of $1.00 per share but there is no assurance that we will be able to do so. The U.S. Government does not guarantee or insure the shares of the Portfolios so there is some risk. The Portfolios limit their investments to securities that OpCap Advisors believes present minimal credit risk.

     There is always the risk that the issuer of a security held by a Portfolio will fail to pay interest or principal when due. We try to keep this risk low by investing only in securities rated in one of the two highest categories for short term securities or if not rated, of comparable quality.

     There is also the risk that rising interest rates will cause the value of a Portfolio's securities to decline. The short maturity of the securities held by the Portfolios reduces the potential for price fluctuation.

     The risks described above could be greater for the California Municipal Portfolio which concentrates in California issues and for the New York Municipal Portfolio which concentrates in New York issues. California and New York tax exempt securities may be affected by political, economic or other events that limit the ability of California or New York issuers to pay interest or repay principal or may depress the entire market for California or New York tax exempt securities. The General, California and New York Municipal Portfolios invest in lease obligations which are not as liquid as other municipal obligations. The Portfolios look at the following factors to determine the liquidity of a lease obligation.

     o frequency of trades and quoted prices for the obligation

     o the number of dealers willing to purchase or sell the security and the number of other potential purchasers

     o the willingness of dealers to undertake to make a market in the security

     o the nature of the marketplace trades including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

                                 FUND MANAGEMENT

     The Board of Directors of the Fund has hired OpCap Advisors to serve as manager of the Fund.

     OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $63 billion of assets under management as of December 31, 1998. The mailing address is One World Financial Center, New York, New York 10281.

     OpCap Advisors has been in business as an investment adviser since 1987 and Oppenheimer Capital has been in business as an investment adviser since 1969.

     OpCap Advisors manages the investments of the Fund and its business affairs. Employees of
Oppenheimer Capital as well as employees of OpCap Advisors perform these services.

     The Portfolios of the Fund paid OpCap Advisors the following fees as a percentage of average net assets during the fiscal year ended November 30, 1998:

Primary Portfolio.......................  .41%
Government Portfolio....................  .50%
General Municipal Portfolio.............  .48%
California Municipal Portfolio..........  .50%
New York Municipal Portfolio............  .50%

                             SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

     You can buy and sell Portfolio shares without sales or redemption charges at their net asset value which is expected to be constant at $1.00. The Fund calculates net asset value per share each day that the New York Stock Exchange is open for trading at 4:00 p.m. using the amortized cost method which approximates the current market value of the Portfolio.

PURCHASE AND REDEMPTION OF SHARES

SHAREHOLDER SERVICING AGENT

     Unified Management Corporation
(800-UMC-FUND (800-862-3863)) is the shareholder servicing agent for

     o former shareholders of the AMA Family of Funds

     o clients of 225 Liberty Street Advisors, L.P.

     o former shareholders of the Unified Funds and Liquid Green Trust

     o accounts that participated or participate in a retirement plan for which Unified Investment Advisors, L.P. or one of its affiliates acts as a custodian or trustee

     o accounts for which Unified Management Corporation is the broker or dealer

OPENING ACCOUNTS--NEW INVESTMENTS

A. WHEN FUNDS ARE SENT BY WIRE (the wire method permits immediate cash credit)

   1) Telephone Unified toll-free at 800-UMC-FUND (800-862-3863). A service representative will ask you for (a) the name of the account as you wish it to be registered, (b) the address of the account, (c) your taxpayer identification number (social security number for an individual) and
      (d) the name of the Portfolio in which you wish to invest. You will then be provided with a control number.

   2) Instruct your bank to wire Federal Funds (see minimums below) exactly as follows and precisely in the order presented:

RECEIVING BANK INFORMATION:

    Fifth Third Bank (Cincinnati, OH)
     ABA#42000314

BENEFICIARY INFORMATION:

     BNF=OCC Cash Reserves

(specify Primary, Government, General Municipal, California Municipal or New York Municipal Portfolio)

     AC=71575485

OTHER BENEFICIARY INFORMATION:

     OBI=OCC Cash Reserves

Your account name         }        As registered
Your account number                with the Fund

   There is a $1,000 minimum to open a new account, except that there is no minimum for opening Individual Retirement Accounts or other retirement plans.

   3)  Mail a completed Application Form to:

       Unified Management Corp.
       P.O. Box 6110
       Indianapolis, IN 46206-6110
       for other than U.S. Postal Service mail:

       Unified Management Corp.
       431 North Pennsylvania Street
       Indianapolis, IN 46204-1806

B. WHEN FUNDS ARE SENT BY CHECK

   1) Complete the New Account Application

   2) Mail the completed Application along with your check, money order or Federal Reserve bank draft (see minimums under A(2) above) payable to the OCC Cash Reserves Portfolio you have selected, to the address in A(3) above.

C. BY EXCHANGE

   1) By Mail--Send a written request to the address in A(3) above. Sign the request exactly as your name appears on the account registration. (For joint accounts, all owners must sign.) Be certain your request meets the minimum for a new account and that the amount remaining in the Fund from which you are exchanging also exceeds its minimum.

   2) By Telephone--Call Unified at 800-UMC-FUND (800-862-3863).

SUBSEQUENT INVESTMENTS (Purchases)

A. INVESTMENTS BY WIRE (to obtain immediate credit)

   Instruct your bank to wire Federal Funds (minimum $1000) as in A(2) above.

B. INVESTMENTS BY CHECK

   Mail your check, money order or Federal Reserve bank draft (minimum $100), payable to the appropriate OCC Portfolio, to the address in A(3) above, along with the remittance portion of your last account statement or letter of instruction. Include your account name, account number and Portfolio name on the front of your check, money order or draft.

C. BY EXCHANGE

   Follow instructions under C, above. There is no minimum for systematic exchanges established for dollar cost averaging purposes.

WITHDRAWALS (Redemptions)

A. WITHDRAWALS BY TELEPHONE (requires pre-arrangement; call 800-UMC-FUND (800-862-3863) for information)

   Telephone Unified toll-free at 800-UMC-FUND (800-862-3863) or at 317-634-3300 (not toll-free) and place your redemption request with the service representative. You may request that your redemption proceeds be sent via wire or ACH to your previously-designated bank account or that a check be mailed to you. Wires will be sent to your bank and checks will be mailed to you on the next Indiana business day following receipt of your request. Unified may charge a fee for wire redemptions. Monies sent via ACH take approximately two business days to reach your bank.

B. WITHDRAWALS BY CHECKWRITING

   Under the Fund's Regular Checkwriting Service, you may write checks made payable to any payee in any amount of $250 or more. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment.

   Please do not use the checkwriting service to close out your OCC account, as the balance of your account will continue to increase via daily dividends until the check is presented for payment. Unified reserves the right to impose a charge for certain check services such as checks returned unpaid for insufficient funds or for checks on which you have placed a stop order.

C. WITHDRAWALS BY MAIL

   Submit a written request for any amount to Unified at the address in A(3) above. Include your account name as registered and your account number. Sign the request exactly as your name appears on the registration. (For joint accounts, all owners must sign.)

REDEMPTIONS OVER $250,000

     If in any 90 day period, you redeem more than $250,000 or your sale amounts to more than 1% of a Portfolio's net assets, the Portfolio has the right to pay the difference between the redemption amount and the lesser of $250,000 or 1% of the Portfolio's net assets with securities from the Portfolio.

OBTAINING AN APPLICATION FORM--ASSISTANCE

     If you wish to obtain an Application Form, or if you have any questions about the Form, purchasing shares, or other Fund procedures, please telephone the Fund toll-free at 800-UMC-FUND (800-862-3863).

     If your account with the Fund is to be maintained through a brokerage firm or other institution, do not fill out the Application Form or the Signature Card. Instead, contact your account representative at such institution.

     Institutions may charge a fee for providing such assistance.

                           DIVIDENDS AND DISTRIBUTIONS

     Net investment income is accrued daily and paid into shareholders accounts monthly. Dividends are automatically reinvested in additional shares unless we receive different instructions from you.

                                      TAXES

     In January you will be sent a statement indicating the tax status of any dividends paid to you for the previous calendar year. Since the Portfolios are managed to maintain a constant share price, we do not expect the Portfolios to make significant capital gain distributions.

     We anticipate that at least 80% of the annual income of the General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolios will be exempt from federal income taxes (but not from the alternative minimum tax) and from California income taxes in the case of the California Municipal Portfolio and from New York State and New York City income taxes in the case of the New York Municipal Portfolio. The General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolio can invest in industrial development bonds and other private activity bonds so a portion of the distributions from those Portfolios may be treated as a tax preference item for shareholders subject to the alternative minimum tax. This tax information is general. You should consult your own tax adviser with respect to your own tax situation.

                                YEAR 2000 ISSUES

     Many computer systems use only two digits to describe years, such as 98 for 1998. A program written this way will not recognize the Year 2000. The Advisor and the Fund's Transfer Agent have been actively working on changes to their own computer systems to deal with the Year 2000 and expect that their systems will be ready for the Year 2000. The Advisor cannot be sure that it will be successful or that other computer systems that interact with the Fund will be in compliance. In evaluating securities for investment by the Fund, the Advisor considers Year 2000 risks in addition to other risks relevant to the issuer.

                                DISTRIBUTION PLAN

     The Fund has adopted a Distribution Assistance and Administrative Services Plan that allows each Portfolio to pay the Advisor .25 of 1% of the Portfolio's average daily net assets. The Advisor pays these fees to broker-dealers, banks and other financial institutions for distribution assistance and for administrative services provided to shareholders. Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

     The financial highlights table is intended to help you understand the Portfolios' financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolios' financial statements, are included in the Fund's Statement of Additional Information, which is available upon request.


                                                 INCOME FROM                                    DIVIDENDS
                                            INVESTMENT OPERATIONS                           AND DISTRIBUTIONS
                            -------------------------------------------------   ------------------------------------------
                                                                                               DISTRIBUTIONS    TOTAL
                                                        NET         TOTAL       DIVIDENDS TO       TO         DIVIDENDS
                            NET ASSET                REALIZED       INCOME      SHAREHOLDERS   SHAREHOLDERS      AND
                             VALUE,       NET        GAIN/(LOSS)     FROM        FROM NET       FROM NET      DISTRIBUTIONS
                            BEGINNING   INVESTMENT      ON         INVESTMENT   INVESTMENT      REALIZED          TO
                            OF YEAR      INCOME      INVESTMENTS   OPERATIONS     INCOME         GAINS        SHAREHOLDERS
PRIMARY PORTFOLIO
Year ended November 30,
1998........................  $ 1.000     $0.048       $ 0.000       $0.048       ($ 0.048)            --       ($ 0.048)
1997........................    1.000      0.047        (0.000)       0.047         (0.047)            --         (0.047)
1996........................    1.000      0.046        (0.000)       0.046         (0.046)      ($ 0.000)        (0.046)
1995........................    1.000      0.051         0.000        0.051         (0.051)        (0.000)        (0.051)
1994........................    1.000      0.032         0.000        0.032         (0.032)        (0.000)        (0.032)

GOVERNMENT PORTFOLIO
Year ended November 30,
1998........................  $ 1.000     $0.045       $ 0.000       $0.045       ($ 0.045)            --       ($ 0.045)
1997........................    1.000      0.045        (0.000)       0.045         (0.045)            --         (0.045)
1996........................    1.000      0.044        (0.000)       0.044         (0.044)      ($ 0.000)        (0.044)
1995........................    1.000      0.049         0.000        0.049         (0.049)        (0.000)        (0.049)
1994........................    1.000      0.031         0.000        0.031         (0.031)            --         (0.031)


                                                                            RATIOS TO
                                                                           AVERAGE NET
                                                                             ASSETS
                              NET ASSET               NET ASSETS,   -------------------------
                               VALUE,                   END OF        NET             NET
                                END       TOTAL          YEAR       OPERATING      INVESTMENT
                              OF YEAR     RETURN*     (MILLIONS)    EXPENSES(3)      INCOME
PRIMARY PORTFOLIO
Year ended November 30,
1998........................   $ 1.000      4.90%      $ 2,572.4        0.83%(2)      4.78%(2)
1997........................     1.000      4.85%        2,166.6        0.85%         4.75%
1996........................     1.000      4.69%        1,712.6        0.91%         4.60%
1995........................     1.000      5.19%        1,671.1        0.94%         5.07%
1994........................     1.000      3.26%        1,453.8        0.91%         3.21%

GOVERNMENT PORTFOLIO
Year ended November 30,
1998........................   $ 1.000      4.63%      $   112.1        0.98%(1,2)    4.53%(1,2)
1997........................     1.000      4.60%          100.0        0.98%(1)      4.51%(1)
1996........................     1.000      4.51%          101.1        1.00%(1)      4.41%(1)
1995........................     1.000      5.02%          108.6        1.00%(1)      4.91%(1)
1994........................     1.000      3.12%          113.2        0.95%(1)      3.08%(1)

(1) During the years noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.97% and 4.52%, respectively, for the year ended November 30, 1998, 0.99% and 4.50%, for the year ended November 30, 1997, 1.00% and 4.41%, respectively, for the year ended November 30, 1996, 1.02% and 4.89%, respectively, for the year ended November 30, 1995, and 0.97% and 3.06%, respectively, for the year ended November 30, 1994.
(2) Average net assets for the year ended November 30, 1998 were $2,246,650,283 and $94,670,967 for the Primary and Government Portfolios, respectively.
(3) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits (See Note 1g in Notes to Financial Statements).
 * Assumes reinvestment of all dividends and distributions.

                                                              INCOME FROM                               DIVIDENDS
                                                         INVESTMENT OPERATIONS                      AND DISTRIBUTIONS
                                                 -------------------------------------   ----------------------------------------
                                                                 NET         TOTAL       DIVIDENDS TO
                                     NET ASSET                REALIZED       INCOME      SHAREHOLDERS                   NET ASSET
                                      VALUE,       NET        GAIN/(LOSS)     FROM        FROM NET       CAPITAL         VALUE,
                                     BEGINNING   INVESTMENT      ON         INVESTMENT   INVESTMENT     CONTRIBUTIONS     END
                                     OF YEAR      INCOME      INVESTMENTS   OPERATIONS     INCOME       BY ADVISOR      OF YEAR
GENERAL MUNICIPAL PORTFOLIO
Year ended November 30,
1998.................................  $ 1.000     $0.026       ($0.000)      $0.026       ($ 0.026)            --       $ 1.000
1997.................................    1.000      0.027        (0.000)       0.027         (0.027)            --         1.000
1996.................................    1.000      0.025         0.000        0.025         (0.025)            --         1.000
1995.................................    1.000      0.031         0.000        0.031         (0.031)            --         1.000
1994.................................    1.000      0.020        (0.000)       0.020         (0.020)            --         1.000


                                                                         RATIOS TO
                                                                        AVERAGE NET
                                                                          ASSETS
                                                   NET ASSETS,   -------------------------
                                                     END OF        NET            NET
                                       TOTAL          YEAR       OPERATING      INVESTMENT
                                       RETURN*     (MILLIONS)    EXPENSES(3)    INCOME
GENERAL MUNICIPAL PORTFOLIO
Year ended November 30,
1998.................................    2.66%      $   171.8        0.92%(2)      2.62%(2)
1997.................................    2.74%          137.0        0.96%(1)      2.70%(1)
1996.................................    2.56%          122.3        0.99%(1)      2.53%(1)
1995.................................    3.11%          116.0        0.93%(1)      3.07%(1)
1994.................................    2.04%          108.7        0.90%(1)      2.01%(1)

(1) During the years noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.96% and 2.70%, respectively, for the year ended November 30, 1997, 0.99% and 2.53%, respectively, for the year ended November 30, 1996, 1.02% and 2.98%, respectively, for the year ended November 30, 1995 and 1.01% and 1.90%, respectively, for the year ended November 1994.

CALIFORNIA MUNICIPAL PORTFOLIO
Year ended November 30,
1998.................................  $ 1.000     $0.024            --       $0.024       ($ 0.024)            --       $ 1.000
1997.................................    1.000      0.026       ($0.000)       0.026         (0.026)            --         1.000
1996.................................    1.000      0.024            --        0.024         (0.024)            --         1.000
1995.................................    1.000      0.031        (0.008)       0.023         (0.031)       $ 0.008         1.000
1994.................................    1.000      0.020        (0.000)       0.020         (0.020)            --         1.000

CALIFORNIA MUNICIPAL PORTFOLIO
Year ended November 30,
1998.................................    2.39%      $    70.4        0.95%(2)      2.36%(2)
1997.................................    2.68%           55.7        0.90%(1)      2.64%(1)
1996.................................    2.42%           53.4        0.85%(1)      2.42%(1)
1995.................................    3.10%           75.9        0.82%(1)      3.05%(1)
1994.................................    1.99%           61.3        0.85%(1)      1.99%(1)

(1) During the years noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.96% and 2.58%, respectively, for the year ended November 30, 1997, 0.97% and 2.30%, respectively, for the year ended November 30, 1996, 0.95% and 2.92%, respectively, for the year ended November 30, 1995 and 0.97% and 1.87%, respectively, for the year ended November 1994.

NEW YORK MUNICIPAL PORTFOLIO
Year ended November 30,
1998.................................  $ 1.000     $0.025            --       $0.025       ($ 0.025)            --       $ 1.000
1997.................................    1.000      0.026       ($0.000)       0.026         (0.026)            --         1.000
1996.................................    1.000      0.025            --        0.025         (0.025)            --         1.000
1995.................................    1.000      0.030         0.000        0.030         (0.030)            --         1.000
1994.................................    1.000      0.019        (0.000)       0.019         (0.019)            --         1.000

NEW YORK MUNICIPAL PORTFOLIO
Year ended November 30,
1998.................................    2.50%      $    84.1        0.98%(2)      2.46%(2)
1997.................................    2.66%           73.2        0.98%(1)      2.63%(1)
1996.................................    2.50%           60.0        0.97%(1)      2.45%(1)
1995.................................    3.07%           52.3        0.79%(1)      3.02%(1)
1994.................................    1.92%           48.0        0.82%(1)      1.90%(1)

(1) During the years noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.98% and 2.62%, respectively, for the year ended November 30, 1997, 0.98% and 2.44%, respectively, for the year ended November 30, 1996, 1.00% and 2.81%, respectively, for the year ended November 30, 1995 and 1.01% and 1.71%, respectively, for the year ended November 1994.
(2) Average net assets for the year ended November 30, 1998 were $161,560,481, $64,316,012 and $76,292,874 for the General, California and New York Municipal Portfolios, respectively.
(3) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits (See Note 1g in Notes to Financial Statements).
 * Assumes reinvestment of all dividends and distributions.

                                    APPENDIX

     THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST ASSETS OF THE PORTFOLIOS.

PRIMARY PORTFOLIO

  Certificates of Deposit

     Receipts for funds deposited at banks that guarantee a fixed interest rate over a specified time period.

  Commercial Paper

     Unsecured promissory notes that corporations issue to finance current operations and other expenditures.

  Repurchase Agreements

     Contracts that require one party to repurchase securities at a fixed price on a designated date.

  Banker's Acceptances

     Bank-issued commitments to pay for merchandise sold in the import/export market.

GENERAL MUNICIPAL, CALIFORNIA MUNICIPAL AND NEW YORK MUNICIPAL PORTFOLIOS

  Variable Rate Obligations

     Interest rates are adjusted periodically to market rates. Value of these securities is less affected by changes in interest rates than fixed coupon securities.

  Put Bonds

     Tax-exempt securities which may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity.

  Municipal Lease Obligations

     Some lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for the purchase on a yearly basis.

     We attempt to invest at least 90% of each Portfolio's net assets in securities that are liquid which means securities that can be disposed of in the ordinary course of business, seven days or less, at approximately the value at which the Portfolio has valued the securities. We may invest up to 10% of each Portfolio's net assets in securities we believe are illiquid. In determining the liquidity of a lease obligation we consider these factors: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential purchases;
(3) the willingness of dealers to make a market in the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

   For investors who want more information about the Portfolios, the following documents are available free upon request:

   ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

   STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

   The SAI and the Portfolios' annual and semi-annual reports are available without charge upon request to your broker or by calling the Fund at 1-800-862-3863.

   You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

   Upon payment of a duplicating fee, by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-6009

   Telephone: 1-800-SEC-0330

   Free from the Commission's Internet website at http://www.sec.gov.

            [LOGO]

  o  Primary Portfolio
  o  Government Portfolio
  o  General Municipal Portfolio
  o  California Municipal Portfolio
  o  New York Municipal Portfolio

(Investment Company Act file no. 811-05731)


 Offered through
 Unified Management Corporation
 431 N. Pennsylvania St.
 Indianapolis, IN 46204-1806



PROSPECTUS


March 31, 1999

                      Statement of Additional Information
                      -----------------------------------


                            OCC CASH RESERVES, INC.

                              - Primary Portfolio

                             - Government Portfolio

                         - General Municipal Portfolio

                        - California Municipal Portfolio

                         - New York Municipal Portfolio


                           One World Financial Center
                            New York, New York 10281
                        (800) 401-6672 / (212) 374-6187



This Statement of Additional Information (the "Additional Statement") is not a Prospectus. Investors should understand that this Additional Statement should be read in conjunction with the Prospectus for OCC Cash Reserves, Inc. (the "Fund") dated March 31, 1999. Prospectuses may be obtained by contacting the Fund.

           The date of this Additional Statement is March 31, 1999.

                               TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----
INVESTMENT OF THE FUND'S ASSETS...............................................................................   3

SPECIAL CONSIDERATIONS REGARDING NEW YORK MUNICIPAL
         OBLIGATIONS..........................................................................................   9

SPECIAL CONSIDERATIONS REGARDING CALIFORNIA MUNICIPAL
         OBLIGATIONS..........................................................................................   17

INVESTMENT RESTRICTIONS.......................................................................................   23

DIRECTORS AND OFFICERS........................................................................................   24

PRINCIPAL HOLDERS OF SECURITIES...............................................................................   28

INVESTMENT MANAGEMENT AND OTHER SERVICES......................................................................   29

DETERMINATION OF NET ASSET VALUE..............................................................................   32

TAXES.........................................................................................................   34

PERFORMANCE DATA..............................................................................................   36

ADDITIONAL INFORMATION........................................................................................   39

APPENDIX......................................................................................................  A-1

FINANCIAL STATEMENTS..........................................................................................  B-1


                        INVESTMENT OF THE FUND'S ASSETS

         The Fund is an open-end management investment company with five portfolios, each of which is diversified. The investment objective and policies of each portfolio of the Fund (the "Portfolio(s)") are described in the applicable prospectus for the Portfolio. A further description of the Portfolios' investments and investment methods appears below.

U.S. Government Securities. U.S. Government Securities (i.e., obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) include securities issued by the U.S. Government, which in turn include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which mature more than one year after the date they are issued and less than ten years after the date they are issued) and Treasury Bonds (which mature more than ten years after the date they are issued). All Treasury securities are backed by the full faith and credit of the United States Government. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Services Administration, Bank for Cooperatives, Federal Home Loan Banks, Federal Home Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Student Loan Marketing Association, Maritime Administration, the Tennessee Valley Authority and the District of Columbia Advisory Board. Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association ("Fannie Mae"), are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States Government in the event that the agency or instrumentality does not meet its commitment.

Time Deposits and Commercial Paper. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 10% limit on illiquid investments set forth in the Prospectus for each Portfolio.

         Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Portfolios will consist only of direct obligations issued by domestic and foreign entities which, at the time of their purchase (a) have received a short-term rating in one of the two highest short-term rating categories by two of the following nationally recognized statistical rating organizations ("NRSROs")(or if only one NRSRO has issued a rating at the time the Fund purchases or rolls over the security, that NRSRO): Moody's Investors Service, Inc. ("Moodys"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps, Inc. ("Duff & Phelps"), Thomson BankWatch, Inc. and with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker-dealers and broker-dealers' parent companies, and bank-supported debt, IBCA Limited and its affiliate, IBCA Inc. or (b) if unrated, determined by OpCap Advisors (the "Advisor") under guidelines established by the Board of Directors ("Board") to be of comparable quality to those rated obligations which may be purchased by the Portfolios. The other corporate obligations in which the Portfolios may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount demand notes) issued by domestic and foreign corporations.

         The commercial paper obligations which the Portfolios buy are unsecured and include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit a fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a fund, as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the Master Note. The issuer may prepay at any time and without penalty any part of, or the full amount of, the principal balance outstanding under the Master Note. The Master Note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus for each Portfolio, there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Advisor will, subject to policies established by the Board of Directors of the Fund, consider and monitor on a continuous basis the ratings, earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. A Portfolio will not invest more than 5% of its total assets in such variable rate notes.

Bank Obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. A Portfolio may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess will not be insured. Insured bank obligations have limited marketability and the Portfolios will not limit investment in banks to the insured amount. Unless the Board of Directors determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 10% limit for illiquid investments unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Municipal Securities. The General Municipal Portfolio, California Municipal Portfolio and New York Municipal Portfolio (collectively the "Municipal Portfolios") invest primarily in tax-exempt securities. "Municipal Securities" refers to debt obligations issued by a state and its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and by territories and possessions of the U.S. the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (i) California personal income taxes in the case of the California Municipal Portfolio, or
(ii) New York State and New York City income taxes in the case of the New York Municipal Portfolio. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations or obtaining funds for general operating expenses. Short-term Municipal Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of collections, revenue receipts, or bond sales to finance such public purposes. In addition, certain types of "private activity" bonds may be issued by public authorities to finance privately operated housing facilities, and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal, student loans, or the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. Such obligations are considered as Municipal Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (i) California personal income taxes in the case of the California Municipal Portfolio or (ii) New York State and New York City income taxes in the case of the New York Municipal Portfolio. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, constitute Municipal Securities, although the current federal laws place substantial limitations on the size of such issues. Municipal Securities also include short-term discount notes (tax-exempt commercial paper), which are promissory notes issued by municipalities to enhance their cash flows.

Participation Interests. The Municipal Portfolios may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of actual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on the certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will be exempt from federal income tax (and in the case of the California and New York Municipal Portfolios applicable State and local tax) to the same extent as interest on the Municipal Securities. The Portfolio may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantees of the selling bank and have "put" provisions allowing the Portfolio to compel the seller of the interest to purchase it on pre-determined terms. The selling bank may receive a fee from the Fund in connection with the arrangement. A Municipal Portfolio will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Municipal Securities in which it holds such participation interests is exempt from federal income tax and (i) California personal income tax in the case of the California Municipal Portfolio or (ii) New York State and New York City income tax in the case of the New York Municipal Portfolio. The Municipal Portfolios do not expect to invest more than 5% of their respective total assets in participation interests.

Loan Participations. The Primary Portfolio may invest in short-term loan participations pursuant to agreements between the Fund and commercial banks which have been approved by the Board of Directors. Generally, these short-term loans have maturities ranging between fourteen days and six months (the Fund will not purchase any participation having maturities of longer than one year) and bear interest at a fixed rate payable at maturity. Loan participations do not provide recourse to the selling banks but are solely the obligation of the borrower, although the bank will have continuing responsibility for administering the loan, collecting payment at maturity and passing funds on to the Fund as they are received for which it receives a fee. The Fund will only participate in loans to companies whose outstanding securities and commercial paper are of a quality permissible for investment by the Fund. Loan participations are evidenced by non-negotiable Participation Certificates.

Stand-by Commitments. The Municipal Portfolios have the authority to acquire stand-by commitments from banks and broker-dealers in connection with the purchase of Municipal Securities. A stand-by commitment may be considered a security independent of the Municipal Security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Municipal Security to a third party at any time. Each Portfolio anticipates that stand-by commitments generally will be available without the payment of direct or indirect consideration. The Portfolios do not expect to assign any value to stand-by commitments.

Tender Option Bonds. The Municipal Portfolios may invest in long-term tax-exempt fixed rate instruments that have been converted into short-term tax-exempt variable rate demand instruments ("tender option bonds") by virtue of certain third party demand features. Tender option bonds are tax-exempt bonds with maturities of 5 to 25 years that bear interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that have been coupled with the agreement of a third party such as a bank pursuant to which such institution grants bondholders the option at periodic intervals (usually every six months but in no event less than every twelve months) to tender (put) their bonds to the institution and receive the face value thereof. Holders of tender option bonds are assessed periodic variable tender fees by the institution. Such fees are established for each tender period at a rate equal to the difference between the bonds' fixed coupon rate and the rate as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the tender option bonds to trade at par on the date of such determination. The purchase by the Municipal Portfolios of tender option bonds must comply with certain conditions established by the Securities and Exchange Commission.

Forward Commitments. The Portfolios may purchase money market securities on a forward commitment basis, which means that delivery and payment for such securities normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Portfolios will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. The Portfolios will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

When-Issued Securities. The Portfolios may take advantage of offerings of eligible portfolio securities on a "when-issued" basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on municipal securities occurs within one month of the transaction date and settlement in U.S. Government Securities takes place within ten days. A Portfolio will only make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or a loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of a Portfolio's net assets would be so committed.

Repurchase Agreements. Each Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period (usually from day to day and seldom for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price and time, thereby establishing a fixed investment return during the Portfolio's holding period which is not subject to market fluctuations. The Portfolios will enter into repurchase agreements with primary dealers in U.S. Government securities as designated by the Federal Reserve Bank of New York or their subsidiaries or with the Fund's custodian. Under each repurchase agreement, the selling institution will be required to provide, as collateral, securities subject to such repurchase agreement whose market value is not less than the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the selling institution, including costs of disposing of such securities and any loss resulting from delays or restrictions upon a Portfolio's ability to dispose of the underlying securities. The Advisor considers the creditworthiness of those dealers with which the Fund enters into repurchase agreements and monitors on an ongoing basis the value of securities subject to repurchase agreements to ensure that such value is maintained at the required level.

         The Portfolios may also enter into reverse repurchase agreements which involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Under normal circumstances there should be no need to enter into reverse repurchase agreements.

Illiquid Investments. The Advisor will not make investments as to which there exists the possibility of limited liquidity if thereafter more than 10% of the total assets of any Portfolio would consist of such investments. Such investments include (i) repurchase agreements maturing in more than seven days;
(ii) fixed time deposits subject to withdrawal penalties, other than overnight deposits; (iii) restricted securities, i.e., securities which cannot be sold freely due to legal or contractual restrictions on resale (the Fund does not expect to own such securities); (iv) securities and other assets for which a bona fide market does not exist at the time of purchase or subsequent valuation; (v) insured bank obligations, unless the Board of Directors determines that a readily available market exists for such obligations; (vi) participation interest in loans extended by banks; (vii) variable rate obligations for which there is no readily available market; and (viii) securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, but not including certain certificates of deposits of major foreign banks, banker's acceptances of major foreign banks and high quality commercial paper of major foreign issuers for which the Board of Directors determines that a readily available market exists. Notwithstanding the foregoing, obligations payable at principal amount plus accrued interest on or within seven days after demand are not included with the 10% limitation.

Obligations of Foreign Banks and Foreign Branches of U.S. Banks. Each Portfolio may invest in U.S. dollar-denominated securities of foreign banks, their branches and foreign branches of U.S. banks which are rated in one of the two highest rating categories or which are deemed to be of comparable quality, as determined by the Board of Directors. To the extent a Portfolio makes such investments, it will be subject to additional investment risks which differ from those incurred by an investment company that invests only in debt obligations of domestic U.S. banks. Such risks include political and economic developments of the country in which the bank or branch is located, possible imposition of withholding taxes on interest payable on the securities, possible seizure or nationalization of foreign deposits and the possible establishment of exchange control regulations or the adoption of other governmental restrictions that might affect the payment of principal and interest on such securities. Additionally, not all of the U.S. Federal and state banking laws and regulations applicable to domestic banks relating to maintenance of reserves (which are often lower), loan limits and promotion of financial soundness apply to foreign branches of domestic banks, and none of the laws and regulations apply to foreign banks. There may be greater difficulty in commencing legal action against foreign issuers than against U.S. issuers of securities.

Risks. No Portfolio will make investments with the objective of capital growth. However, the market value of the securities held by the Portfolios, including U.S. Government Securities, may be affected by changes in general interest rates. Because the current market value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, the market value of that security would normally decline. Conversely, should interest rates decrease after a security is purchased, its market value would rise. However, those fluctuations in market value will not generally result in realized gains or losses to the Portfolios since the Portfolios do not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. To a limited degree, the Portfolios may engage in short-term trading to attempt to take advantage of short-term variations, or may dispose of a portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other considerations, the Portfolio believes such disposition advisable or if it needs to generate cash to satisfy redemptions. In such cases, the Portfolios may realize a capital gain or loss. The securities in which the Portfolios will invest may not earn as high a level of current income as longer-term or lower-quality securities, which generally have less liquidity, greater market risk and more fluctuation in market value. Securities in which the Portfolios may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest or both or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their securities may be materially affected.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. Federal legislation limits the types and amounts of tax-exempt bonds issuable for certain purposes, especially for industrial development bonds and other types of so-called "private activity bonds." Such limits may affect the future supply and yields of these types of Municipal Securities. Further proposals limiting the issuance of Municipal Securities may well be introduced in the future. If it appeared that the availability of Municipal Securities and the value of that Portfolio could be materially affected by such changes in law, the Board of Directors would reevaluate its investment objective and policies and consider changes in the structure of that Portfolio or its dissolution. Any changes in basic investment objective or fundamental investment policies of any of the Portfolios must be approved by that Portfolio's shareholders before being effected.

SPECIAL CONSIDERATIONS REGARDING
NEW YORK MUNICIPAL OBLIGATIONS

         Since the New York Municipal Portfolio concentrates its investments in New York tax-exempt securities, the Portfolio is significantly affected by any political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have experienced serious financial difficulties in recent years. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations.

         The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its Agencies and Authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that Agencies, Authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of the Agencies or Authorities suffers serious financial difficulty, both the ability of the State, the City, the State's political subdivisions, the Agencies and the Authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities are adversely affected.

         Over the long term, the State and City face potential economic problems. The City accounts for a large portion of the State's population and personal income, and the City's financial health affects the State in numerous ways. The City continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.

         The economic and financial condition of the State also may be affected by various financial , social, economic and political factors. Such factors can be very complex, may vary from fiscal year to fiscal year and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal Government, that are not under the control of the State.

         The following summary information on risk factors in concentrating in New York municipal obligations is based on publicly available official statements relating to offerings of New York issuers of municipal securities on or prior to December 15, 1998 with respect to offerings of the State and December 18, 1998 with respect to offerings of the City, and it does not purport to be a complete description of the considerations contained therein. No representation is made as to the accuracy of such information.

         During the mid-1970's New York State, some of its agencies, instrumentalities and public benefit corporations, and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in ameliorating the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York Municipal Obligations in which the Fund invests.

         New York City. The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, New York City experienced job losses in 1990 and 1991 and real Gross City Product (GCP) fell in those two years. For the 1992 fiscal year, the City closed a projected budget gap of $3.3 billion in order to achieve a balanced budget as required by the laws of the State. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during calendar year 1994, economic growth slowed in 1995 and thereafter improved commencing in calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. Overall, the City's economic improvement accelerated significantly in 1997 and 1998. The City's current financial plan assumes that, after strong growth in 1997-1998, moderate economic growth will exist through calendar year 2002, with moderate job growth and wage increases.

         For each of the 1981 through 1998 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"). The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

         1999-2002 New York City Financial Plan. The Mayor is responsible for preparing the City's four-year financial plan including the current financial plan for the 1999 through 2002 fiscal years (the "1999-2002 Financial Plan," the "Financial Plan" or "City Plan").

         The Financial Plan projects revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP. The Financial Plan takes into account an increase in projected tax revenues in 1999 and 2000 and a decrease in projected tax revenues in 2001 and 2002; an increase in planned expenditures for health insurance; a decrease in projected pension expenditures; and other agency spending increases. In addition, the Financial Plan includes a proposed discretionary transfer to the 1999 fiscal year of $465 million to pay debt service due in fiscal year 2000. The Financial Plan also sets forth projections for the 2000 through 2002 fiscal years and projects gaps of $2.2 billion, $2.9 billion and $2.4 billion for the 2000 through 2002 fiscal years, respectively.

         The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and which is projected to provide revenue of $183 million, $524 million and $544 million in the 2000, 2001 and 2002 fiscal years, respectively and (ii) collection of the projected rent payments for the City's airports, totaling $6 million, $365 million, $155 million and $185 million in the 1999 through 2002 fiscal years respectively, a substantial portion of which may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey or on the enforcement of the City's rights under the existing leases through pending legal actions. The Financial Plan provides no additional wage increases for the City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social economic and political factors which could have a material effect on the City.

         On July 23, 1998, the New York State Comptroller issued a report which noted that a significant cause for concern is the budget gaps in the 1999-2000 and 2000-2001 fiscal years, which the State Comptroller projected at $1.8 billion and $5.5 billion, respectively, after excluding the uncertain receipt by the State of $250 million of funds from the tobacco settlement assumed for each of such fiscal years, as well as the unspecified actions assumed in the State's projections. The State Comptroller also stated that if the securities industry or economy slows, the size of the gaps would increase.

         The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that the State budgets in future fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

         The City projections set forth in the City Plan are based on various assumptions and contingencies which are uncertain and which may not materialize.

         Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1999 through 2002 contemplates the issuance of $5.2 billion of general obligation bonds and $5.4 billion of bonds to be issued by the New York City Transitional Finance Authority to finance City capital projects. The Finance Authority was created to assist the City in its capital program while keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority bonds and Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Finance Authority bonds. Future developments concerning the City and public discussion of such developments , as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

         The City Comptroller and other agencies and public officials issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecasted in the City Plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

         Ratings. Moody's has rated the City's general obligation bonds A3. S&P has rated such bonds A-. Fitch IBCA, Inc. has rated such bonds A-. Such ratings reflect only the views of these rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of bonds. On July 16, 1998, S&P revised its rating of City bonds upward to A-. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. Moody's, S&P and Fitch currently rate the City's outstanding general obligation bonds A3, A- and A-, respectively.

         Outstanding Net Indebtedness. As of September 30, 1998, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $26.391 billion and $3.141 billion of outstanding net long-term debt.

         Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted which are incidental to performing routine governmental and other functions. This litigation includes, but is not limited to actions commenced and claims asserted against the City arising out of alleged torts, alleged breaches of contracts, alleged violations of law and condemnation procedures. As of June 30, 1998 and 1997, claims in excess of $472 billion and $530 billion, respectively, were outstanding against the City for which the City estimates its potential future liability to be $3.5 billion for both fiscal years 1998 and 1997.

         Year 2000 (New York City). The year 2000 presents potential operational problems for computerized data files and computer programs which may recognize the year 2000 as the year 1900, resulting in possible system failures or miscalculations. In November 1996, the City's Year 2000 Project Office was established to develop a project methodology, coordinate the efforts of City agencies, review plans and oversee implementation of year 2000 projects. At that time, the City also evaluated the capabilities of the City's Integrated Financial Management System and Capital Projects Information System, which are the City's central accounting, budgeting and payroll systems, identified the potential impact of the year 2000 on these systems, and developed a plan to replace these systems with a new system which is expected to be year 2000 compliant prior to December 31, 1999. The City has also performed an assessment of its other mission-critical and high priority computer systems in connection with making them year 2000 complaint, and the City's agencies have developed and begun to implement both strategic and operational plans for non-compliant applications systems. In addition, the City Comptroller is conducting audits of the progress of City agencies in achieving year 2000 compliance. The Financial Plan includes $148 million, and the City's capital budget includes $150 million for the 1999 through 2002 fiscal years for the year 2000 project. While these efforts may involve additional costs beyond those assumed in the Financial Plan, the City believes, based on currently available information, that such additional costs will not be material.

         The City's goal is to complete remediation or replacement of all mission-critical and high priority systems before or during the 1999 calendar year in sufficient time for testing to be completed by the end of the 1999 calendar year. Review of system requirements, and procurement of necessary replacements or enhanced systems, have been ongoing for several years. The Mayor's Office of Operations has stated that work has been completed, and all or part of the necessary testing has been performed, on approximately 49% of the mission-critical and high priority systems of Mayoral agencies. Problems may be identified during the remediation process that could result in delays, the City's computer systems may not all be year 2000 compliant in a timely manner and there could be an adverse impact on City operations or revenues as a result. The City is in the process of developing contingency plans for all mission-critical and high priority systems of Mayoral agencies, if such systems are not year 2000 compliant by predetermined dates. The City is also in the process of contacting its significant third party vendors, including State and Federal Governments, regarding the year 2000 issue and the status of their compliance,. Year 2000 compliance by third parties is not within the City's control, and therefore the City cannot assure the timing of such efforts or that there will not be any adverse effects on the City resulting from any failure of these third parties to achieve year 2000 compliance.

         The foregoing represents a "year 2000 readiness disclosure" for purposes of the Year 2000 Information and Readiness Disclosure Act.

         New York State. Recent Developments. The national economy has maintained a robust rate of growth, with over 16.5 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains some what slower than in the nation. Although the State has added approximately 400,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains. The forecast of the State's economy shows continued expansion during the 1998 calendar year, with employment growth gradually slowing as the year progresses. The financial and business service sectors are expected to do well while employment in the manufacturing and government sectors will post only small, if any, declines. On an average annual basis, employment growth in the State is expected to be higher than in 1997 and the unemployment rate is expected to drop further to 6.1%. Personal income is expected to record moderate gains in 1998. Wage growth in 1998 is expected to be slower than in the previous year as the recent robust growth in bonus payments moderates.

         The forecast for continued growth, and any resultant impact on the 1997-1998 New York State Financial Plan (the "State Plan"), contains some uncertainties. Stronger-than-expected gains in employment and wages could lead to surprisingly strong growth in consumer spending. Investments could also remain robust. Conversely, net exports could plunge even more sharply than expected, with adverse impacts on the growth of both consumer spending and investment. The inflation rate may differ significantly from expectations due to the upward pressure of a tight labor market and the downward pressure of price reductions emanating from the economic weakness in Asia. In addition, the State economic forecast could over-or-under-estimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for declines in banking employment and the direction of employment change that is likely to accompany telecommunications and energy deregulation.

         The 1998-99 Fiscal Year. The State General Fund (the major operating fund of the State) was projected in the State Plan to be balanced on a cash basis for the 1998-1999 fiscal year. Total receipts and transfers from other funds are projected to reach $37.84 billion, an increase of over $3 billion from the prior fiscal year, and disbursements and transfers to other funds are projected to be $36.78 billion, an increase of $2.43 billion from the total disbursed in the prior fiscal year.

         Projections of total State receipts in the State Plan are based on the State structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year collection estimate for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

         In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy and actions of the federal government have helped to create projected structural budget gaps for the State. These gaps result from a significant disparity between recurring revenues and the costs or of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget each year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

         New York Local Government Assistance Corporation. In 1990, as part of a State fiscal program, legislation was enacted creating the New York Loan Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation empowered LGAC to issue bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of those long-term obligations, which will be amortized over no more than 30 years, is expected to result in eliminating the need for continuing short-term seasoning borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified both the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

         As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowings, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

         Composition of State Cash Governmental Funds Group. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include: (i) the General Fund, which receives all income not required by law to be deposited in another fund;
(ii) Special Revenue Funds, which receives the preponderance of moneys received by the State from the Federal government and other income the use of which is legally restricted to certain purposes; (iii) Capital Projects Funds, used to finance the acquisition and construction of major capital facilities by the State and to aid in certain of such projects conducted by local governments or public authorities; and (iv) Debt Service Funds, which are used for the accumulation of moneys for the payment of principal of and interest of long-term debt and to meet lease-purchase and other contractual-obligation commitments.

         Authorities. The fiscal stability of the State is related to the fiscal stability of its public Authorities. Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization. As of December 31, 1998, there were 17 Authorities that had outstanding debt of $100 million or more and the aggregate outstanding debt, including refunding bonds, of all Authorities was $84 billion, only a portion of which constitutes State-supported or State-related debt.

         Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, changes for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to

Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

         Ratings. S&P rates the State's general obligation bonds A, Moody's rates the State's general obligation bonds A2. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Obligations in which the Portfolio invests.

         General Obligation Debt. As of March 31, 1998, the State had outstanding approximately $5.03 billion in general obligation bonds, including $294 million in bond anticipation notes outstanding. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $794.6 million for the 1998-1999 fiscal year and are estimated to be $695 million for the State's 1999-2000 fiscal year.

         Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the 1998-1999 fiscal year or thereafter.

         The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 1998-1999 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential State Plan reserves available for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1998-1999 /state Plan. The General Purpose Financial Statements for the 1997-1998 fiscal year report estimated probable awarded and anticipated unfavorable judgments of $847 million, of which $90 million is expected to be paid during the 1998-1999 fiscal year.

         In addition, the State is party to other claims and litigations which its legal counsel has advised are not probable of adverse court decisions or are not deemed adverse and material. Although the amounts of potential losses if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1998-1999 fiscal year or thereafter.

         Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's current fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1998-99 fiscal year.

         Year 2000 (New York State). New York State is currently addressing "Year 2000" data processing compliance issues. The Year 2000 compliance issue ("Y2K") arises because most computer software programs allocate two digits to the data field for "year" on the assumption that the first two digits will be "19". Such programs will thus interpret the year 2000 as the year 1900 absent reprogramming. Y2K could impact both the ability to enter data into computer programs and the ability of such programs to correctly process data.

         In 1996, the State created the Office for Technology (OFT) to help address statewide technology issues, including the Year 2000 issue. OFT has estimated that investments of at least $140 million will be required to bring approximately 350 State mission-critical and high-priority computer systems not otherwise scheduled for replacement into Year 2000 compliance, and the State is planning to spend $100 million in the 1998-1999 fiscal year for this purpose. Mission-critical computer applications are those which impact the health, safety and welfare of the State and its citizens, and for which failure to be in Y2K compliance could have a material and adverse impact upon State operations . High-priority computer applications are those that are critical for a State agency to fulfill its mission and deliver services, but for which there are manual alternatives. Work has been completed on roughly 20 percent of these systems. All remaining unfinished mission-critical and high-priority systems have at least 40 percent or more of the work completed. Contingency planning is underway for those systems which may be non-compliant prior to failure dates. The enacted budget also continues funding for major systems scheduled for replacement, including the State payroll, civil service, tax and finance and welfare management systems, for which Year 2000 compliance is included as a part of the project.

         OFT is monitoring compliance on a quarterly basis and is providing assistance and assigning resources to accelerate compliance for mission critical systems, with most compliance testing expected to be completed by mid-1999. There can be no guarantee, however, that there will not be an adverse impact upon State operations or State finances as a result.

SPECIAL CONSIDERATIONS REGARDING
CALIFORNIA MUNICIPAL OBLIGATIONS

         The following describes certain risks with respect to municipal obligations of California issuers in which the California Municipal Portfolio may invest. This summarized information is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California and other public documents available as of the date of this Statement of Additional Information. No representation is made as to the accuracy of such information.

The Portfolio will be affected by any political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

         Certain debt obligations held by the Portfolio may be obligations of issuers which rely in whole or in substantial part on California state revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State's General Fund to counties, cities and their various entities, is not entirely certain. To the extent local entities do not receive money from the State to pay for their operations and services, their ability to pay debt service on obligations held by the Portfolio may be impaired.

         In 1978, Proposition 13, an amendment to the California Constitution, was approved, limiting real property valuation for property tax purposes and the power of local governments to increase real property tax revenues and revenues from other sources. Legislation adopted after Proposition 13 provided for assistance to local governments, including the redistribution of the then-existing surplus in the General Fund, reallocation of revenues to local governments, and assumptions by the State of certain local government obligations. However, more recent legislation reduced such state assistance. There can be no assurance that any particular level of State aid to local governments will be maintained in future years. In Nordinger v. Hahn, the United State Supreme Court upheld certain provisions of Proposition 13 against claims that it violated the equal protection clause of the Constitution.

         In 1979, an amendment was passed adding Article XIIIB to the State Constitution. As amended in 1990, Article XIIIB imposes an "appropriations limit" on the spending authority of the State and local government entities. In general, the appropriations limit is based on certain 1978-1979 expenditures, adjusted annually to reflect changes in the cost of living, population and certain services provided by State and local government entities. "Appropriations limit" does not include appropriations for qualified capital outlay projects, certain increases in transportation-related taxes, and certain emergency appropriations.

         If a government entity raises revenues beyond its "appropriations limit" in any year, a portion of the excess which cannot be appropriated within the following year's limit must be returned to the entity's taxpayers within two subsequent fiscal years, generally by a tax credit, refund or temporary suspension of tax rates or fee schedules. "Debt service" is excluded from these limitations, and is defined as appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved [by the voters]." In addition, Article XIIIB requires the State Legislature to establish a prudent State reserve, and to require the transfer of 50% of excess revenue to the State School Fund; any amount allocated to the State School Fund will increase the appropriations limit.

         In June 1982, the voters of California passed two initiative measures to repeal the California gift and inheritance tax laws and to enact, in lieu thereof, California death taxes. California voters also passed an initiative measure to increase, for taxable years commencing on or after January 1, 1982, the amount to account for the effects of inflation. Decreases in State and local revenues in future fiscal years as a consequence of these initiatives may result in reductions in allocations of state revenues to California issuers or in the ability of California issuers to pay their obligations.

         In 1986, California voters approved an initiative statute known as Proposition 62. This initiative (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as tax levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by the Proposition 13 amendment, (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments, (vi) requires that any tax imposed by a local government on or after August 1, 1985, be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1989, (vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction of the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and
(viii) permits these provisions to be amended exclusively by the voters of the State of California.

         In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval. It is not possible to predict the impact of the decision.

         In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general government services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges.

         In 1988, State voters approved Proposition 87, which amended Article XVI of the State Constitution to authorize the State Legislature to prohibit redevelopment agencies from receiving any property tax revenues raised by increased property taxes or repay bonded indebtedness of local government which is not approved by voters on or before January 1, 1989. It is not possible to predict whether the State Legislature will enact such a prohibition, not is it possible to predict the impact of Proposition 87 on redevelopment agencies and their ability to make payments on outstanding debt obligations.

         In November 1988, California voters approved Proposition 98. This initiative requires that revenues in excess of amounts permitted to be spent and which would otherwise be returned by revision of tax rates or fee schedule, be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. No such transfer or allocation of funds will be required if certain designated state officials determine that annual student expenditures and class size meet certain criteria as set forth in Proposition 98. Any funds allocated to the State School Fund shall cause the appropriation limits to be annually increased for any such allocation made in the prior year. Proposition 98 also requires the State of California to provide a minimum level of funding for public schools and community colleges. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirements for one year.

         Certain tax-exempt securities in which the Portfolio may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law which could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

         California is the most populous state in the nation with a total population estimated at 32.9 million. The State now comprises 12.3% of the nation's population and 12.5% of its total personal income. Its economy is broad and diversified with major concentrations in high technology research and manufacturing, aerospace and defense-related manufacturing, trade, entertainment, real estate, and financial services. After experiencing strong growth throughout much of the 1980's, from 1990-1993 the State suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in defense/aerospace industries and military base closures and a major drop in real estate construction. California's economy has been recovering and growing steadily stronger since the start of 1994 , to the point where the State's economic growth is outpacing the rest of the nation. The unemployment rate, while still higher than the national average, fell to an average of 5.9% in 1998, compared to over 10% at the worst of the recession. California's economic recovery from the recession is continuing at a strong pace. Recent economic reports indicate that, while the rate of economic growth in California is expected to moderate over the next year, the increases in employment and income may exceed those of the nation as a whole. The unsettled financial situation occurring in certain Asian economies, and its spillover effect elsewhere, may adversely affect the State's export-related industries and, therefore the State's rate of economic growth.

         The Governor signed the 1998-1999 Budget Act on August 21, 1998. The 1998-1999 Budget Act is based on projected General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2% increase from the revised 1997-1998 figures. Special Fund revenues were estimated at $14.3 billion. The revenue projections were based on the Governor's May Revision to the 1998-1999 Budget and may be overstated in light of the possible effect on California's economic growth of worsening economic problems in various international markets.

         The Budget Act provides authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-1998), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act projects a balance in the SFEU at June 30, 1999 of $1.255 billion, a little more than 2% of General Fund revenues. The Budget Act assumes the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes issued in October, 1998.

         The most significant feature of the 1998-1999 budget was agreement on a total of $1.4 billion of tax cuts. The central element is a bill which provides for a phased-in reduction of the Vehicle License Fee (VLF). Since the VLF is currently transferred to cities and counties, the bill provides for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF will be reduced by 25%, at a cost to the General Fund of approximately $500 million in the 1998-1999 Fiscal Year and about $1 billion annually thereafter.

         The Governor's proposed budget for fiscal year 1999-2000 proposes total State spending of $76.2 billion (excluding the expenditure of federal funds and selected bond funds), which is up 4.1% from the 1998-1999 budget. This total includes $60.5 billion in General Fund spending (a 3.8% increase) and $15.7 billion in special funds spending. The Governor's proposed budget anticipates a $415 million reserve by the close of the fiscal year. The proposed budget addresses an anticipated funding shortfall of $2.3 billion (which includes funds to rebuild the reserve) through a combination of new state and federal resources, the rescheduling of certain expenditures, under budgeting certain expenditures, spending cutbacks, and savings assumptions.

         As of November 1, 1998, the State had over $18.6 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $5.7 billion remained unissued as of November 1, 1998. At the November 3, 1998 election voters approved a bond measure totaling $9.2 billion for public school construction and renovation, and for higher education facilities. The State also builds and acquires capital facilities through the use of lease purchase borrowing. As of November 1, 1998, the State had approximately $6.5 billion of outstanding Lease-Purchase Debt.

         In addition to the general obligation bonds, State agencies and authorities had approximately $24.6 billion aggregate principal amount of revenue bonds and notes outstanding as of September 30, 1998. Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing health facilities, and pollution control facilities.

         Because of the State of California's budget problems, the State's General Obligation bonds were downgraded in July 1994 to A1 from Aa by Moody's, to A from A+ by S&P, and to A from AA by Fitch. Moody's, Fitch and S&P expressed uncertainty in the State's ability to balance its budget by 1996. However, in 1996, citing California's improving economy and budget situation, both Fitch and S&P raised their ratings from A to A+. In October, 1997, Fitch raised its rating from A+ to AA- referring to the State's fundamental strengths, the extent of its economic recovery and the return of financial stability. In October 1998, Moody's raised its rating from A1 to Aa3 citing the State's continuing economic recovery and a number of actions taken to improve the State's credit condition, including the rebuilding of cash and budget reserves.

         The State is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

         Year 2000. In October 1997 the Governor issued Executive Order W-163-97 stating that Year 2000 solutions would be a State priority and requiring each agency of the State, no later than December 31, 1998, to address Year 2000 problems in their essential systems and protect those systems from corruption by non-compliant systems, in accordance with the Department of Information Technology's California 2000 Program. There can be no assurance that steps being taken by state or local government agencies with respect to the Year 2000 problem will be sufficient to avoid any adverse impact upon the budgets or operations of those agencies.

         On December 6, 1994, Orange County, California, became the largest municipality in the United States to file for protection under the Federal bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to investments in high risk "derivative" securities. On June 12, 1996, it emerged from bankruptcy after the successful sale of $880 million in municipal bonds allowed the county to pay off the last of its creditors. On January 7, 1997, Orange County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23%. In December, 1997, Moody's raised its ratings on $325 million of Orange County pension obligation bonds to Baa3 from Ba. In February 1998, Fitch assigned outstanding Orange County pension obligation bonds a BBB rating.

         Los Angeles County, the nation's largest county, has also experienced financial difficulty. In August 1995 the credit rating of the county's long-term bonds was downgraded for the third time since 1992 as a result of, and among other things, severe operating deficits for the county's health care system. In addition, the county was affected by an ongoing loss of revenue caused by state property tax shift initiatives in 1993 through 1995. In April 1998, the Los Angeles County Chief Administrative Officer proposed an approximately $13.2 billion 1998-1999 budget, which would be 5.4% larger than the 1997-1998 budget, reserving the right to make further changes to reflect revenue allocation decisions in the final State budget. In December 1998, Moody's raised the ratings on the County's general obligation bonds to A1 from A2. The City of Los Angeles is the largest city in the county and its general obligation bonds are rated AA by S&P and Aa by Moody's.

         The effect of these various constitutional and statutory amendments and budget developments upon the ability of California issuers to pay interest and principal on their obligations remains unclear and in any event may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that other measures affecting the taxing or spending authority of California or its political subsidiaries may be approved or enacted in the future.

                            INVESTMENT RESTRICTIONS

         The significant investment restrictions applicable to each Portfolio are described in the applicable Prospectus for the Portfolio. The following are also fundamental policies and, together with the restrictions and other fundamental policies described for each Portfolio, cannot be changed without the vote of a majority of the outstanding voting securities of that Portfolio, as defined in the Investment Company Act of 1940 (the "Act"). Such a majority is defined as the lesser of (a) 67% or more of the shares of a Portfolio present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of a Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of a Portfolio. For purposes of the following restrictions and those contained in the Prospectus:
(i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio.

         Under these additional restrictions, each Portfolio cannot: (a) invest in commodities or commodity contracts; (b) purchase or sell real property (including limited partnership interests); however, each Portfolio may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein; (c) purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or make short sales of securities except "against the box"; (d) underwrite securities of other companies except in so far as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in disposing of a security; (e) invest in securities of other investment companies except in connection with merger, consolidation, reorganization or acquisition of assets; (f) invest in interests, including leases, in oil, gas or other mineral exploration or development; (g) invest in securities of any issuer if, to the knowledge of the Advisor, any officer or director of the Fund or any officer or director of the Advisor owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; (h) pledge its assets or assign or otherwise encumber its assets in excess of 15% of its total assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus. While such borrowings exceed 5% of any Portfolio's net assets no further portfolio investments may be made. The Fund is required under the Act to maintain continuous asset coverage of 300% with respect to such borrowing; (i) invest for the purpose of exercising control or management of another company; and (j) issue senior securities as defined in the Act except insofar as the Portfolio may be deemed to have issued a senior security by reason of: (1) entering into any repurchase agreement; or (2) borrowing money in accordance with restrictions described above; (k) invest in warrants. In addition, in order to comply with a state's securities laws, the Fund has agreed not to make loans to any person or individual except that portfolio securities may be loaned within the limitations set forth in the Prospectus.

                             DIRECTORS AND OFFICERS

         The Fund is governed by a Board of Directors which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Fund's activities, review the performance and to review the actions of the Advisor.

         The directors and officers of the Fund, and their principal occupations during the past five years, are set forth below. Directors who are "interested persons," as defined in the Act, are denoted by an asterisk. The address of the interested Director and all officers of the Fund is One World Financial Center, New York, New York 10281, except as noted. As of March 2, 1999, all of the directors and officers of the Fund as a group owned less than 1% of the outstanding shares of each Portfolio of the Fund.

Joseph M. La Motta, Chairman of the Board of Directors and President

Age:     66
Chairman Emeritus of Oppenheimer Capital, registered investment adviser; Chairman of the Board and President of OCC Accumulation Trust, an open-end investment company.

Paul Y. Clinton, Director
39 Blossom Avenue
Osterville, MA 02655

Age: 68

Principal of Clinton Management Associates, a financial and venture capital consulting firm; formerly Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; formerly President of Essex Management Corporation, a management consulting company; Trustee of Capital Cash Management Trust, a money market fund and Director of Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, Trustee of OCC Accumulation Trust and Oppenheimer Quest for Value Funds, each of which is an open-end investment company; formerly a general partner of Capital Growth Fund, a venture capital partnership; formerly a general partner of Essex Limited Partnership, an investment partnership; formerly President of Geneve Corp., a venture capital fund; formerly Chairman of Woodland Capital Corp., a small business investment company; formerly Vice President of W.R. Grace & Co.

Thomas W. Courtney, C.F.A., Director
P.O. Box 8186
Naples, Florida 33941
Age: 65

Principal of Courtney Associates, Inc., a venture capital business, former General Partner of Trivest Venture Fund, a private venture capital fund; former President of Federated Investment Counseling, Inc.; former President of Boston Company Institutional Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Mid Cap Fund, Oppenheimer Convertible Securities Fund, Trustee of Oppenheimer Quest for Value Funds and OCC Accumulation Trust, each of which is an open-end investment company; Trustee of Hawaiian Tax-Free Trust and Tax-Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; and former Director of Financial Analysts Federation.

Lacy B. Herrmann, Director
Suite 2300
380 Madison Avenue
New York, New York 10017
Age:     69
President and Chairman of the Board of Aquila Management Corporation (since
1984), the sponsoring organization and Administrator and/or Advisor or Sub-Advisor to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust (since
1985), Short Term Asset Reserves (from 1984 to 1985), Pacific Capital Assets Trust (1984), Pacific Capital U.S. Treasuries Cash Assets Trust (since 1988), Pacific Capital Tax-Free Cash Assets Trust (since 1988), Prime Cash Fund (from 1982 to 1996), Oxford Cash Management Fund (1982-1988) and Trinity Liquid Assets Trust (1982-1985), each of which is a money market fund, and of Churchill Tax-Free Fund of Kentucky (since 1986), Tax-Free Fund of Colorado (since 1986), Tax-Free Trust of Oregon (since 1985), Tax-Free Trust of Arizona (since 1985), Tax-Free Fund for Utah (since 1992), Narragansett Insured Tax Free Income Fund (since 1992), and Hawaiian Tax-Free Trust (since 1984), each of which is a tax-free municipal bond fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc. (since 1981), distributor of each of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust (CCMT), a money market fund (since
1981) and an Officer and Trustee/Director of its predecessors (since 1974); President and Director of STCM Management Company, Inc., sponsor and Sub-Advisor to CCMT; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, Trustee of Oppenheimer Quest for Value Funds, and OCC Accumulation Trust, each of which is an open-end investment company.

George Loft, Director
51 Herrick Road
Sharon, Connecticut 06069

Age:     84

Private Investor; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Quest

Global Value Fund, Inc., Oppenheimer Mid Cap Fund, Trustee of OCC Accumulation Trust, and Oppenheimer Quest for Value Funds, all of which are open-end investment companies.

Everett Alcenat, Vice President
Age:     41
Senior Vice President of OCC Cash Management Services, a Division of Oppenheimer Capital, since 1996 and Vice President from 1993 to 1996; Assistant Vice President-Mutual Fund Operations at Pershing from 2/93 to 10/93 and prior thereto, Assistant Vice President-Syndicate Operations at Prudential Securities Inc.

Maria Camacho, Assistant Secretary
Age:     44
Vice President of Oppenheimer Capital since 1997. Assistant Vice President from 1994 to 1997 and Registrations Department Administrator with Oppenheimer Capital since 1989.

Bernard H. Garil, Vice President
Age:     58
President of OpCap Advisors; Director of Oppenheimer Capital Trust Company; Managing Director of Oppenheimer Capital since 1997; President of 225 Liberty Advisers, L.P.; President of The Central European Value Fund, Inc. and Municipal Advantage Fund Inc., closed-end investment companies.

John Giusio, Vice President
Age:     55
Vice President, Oppenheimer Capital; Vice President of OCC Accumulation Trust, an open-end investment company; previously Vice President, Salomon Brothers.

Matthew Greenwald, Vice President & Portfolio Manager
Age:     44
Senior Vice President, Oppenheimer Capital since 1997; Vice President from 1992 to 1997 and Assistant Vice President from 1989-1992; Executive Vice President of Municipal Advantage Fund Inc., a closed-end investment company.

Benjamin Gutstein, Vice President & Portfolio Manager
Age:     30
Assistant Vice President, Oppenheimer Capital since 1996; joined the firm in 1993; prior thereto, associate at Lehman Brothers.

Susan A. Murphy, Vice President
Age:     47
President of OCC Cash Management Services, a Division of Oppenheimer Capital, since 1994; Senior Vice President of that division from 1989-1994; Managing Director of Oppenheimer Capital since 1997; President and a Director of Oppenheimer Capital Trust Company.

Deborah Kaback, Secretary
Age:     47
Senior Vice President and Deputy General Counsel of Oppenheimer Capital; Secretary of OCC Accumulation Trust, an open-end investment company and Secretary of The Central European Value Fund, Inc. and Municipal Advantage Fund Inc., closed-end investment companies.

Richard L. Peteka, Treasurer
Age:     37
Vice President of Oppenheimer Capital; Treasurer of OCC Accumulation Trust, an open-end investment company and Treasurer of The Central European Value Fund, Inc. and Municipal Advantage Fund Inc., closed-end investment companies.

Robert Brault, Assistant Treasurer
Age:     33
Vice President of Oppenheimer Capital since 1997; joined Oppenheimer Capital in 1989; Assistant Treasurer of OCC Accumulation Trust, an open-end investment company and Assistant Treasurer of the Central European Value Fund, Inc. and Municipal Advantage Fund, Inc., closed-end investment companies.

Remuneration of Officers and Directors. All officers of the Fund are officers or employees of Oppenheimer Capital and receive no salary or fee from the Fund. The following table sets forth the aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 1998 and the aggregate compensation paid to each of the Directors by all of the funds in the Advisor's Fund Complex during each such fund's 1998 fiscal year.


  Name of Director of          Aggregate             Pension or          Total Compensation
       the Fund            Compensation from     Retirement Benefits     from the Fund and
                               the Fund          Accrued as Part of      the Fund Complex*
                                                    Fund Expenses
Paul Clinton                    $35,500                   0                   $139,995
                                -------                                       --------
Thomas Courtney                  35,500                   0                    130,779
                                -------                                       --------
Lacy Herrmann                    35,500                   0                    143,653
                                -------                                       --------
Joseph La Motta                    0                      0                      0
                                                                                 -
George Loft                      35,500                   0                    146,129
                                -------                                       --------


For the purpose of the chart above, "Fund Complex" includes the Fund, other funds advised by the Advisor and the Oppenheimer Quest Funds for which the Advisor serves as subadviser.


*Total compensation includes accrued retirement benefits and fees paid by the Oppenheimer Quest Funds for which OpCap Advisors acts as subadviser. The Oppenheimer Quest Funds are not affiliated with OpCap Advisors. The amount of total compensation paid to the independent Directors by the Oppenheimer Quest Funds was as follows: Mr. Clinton: $76,545 in fees and accrued retirement benefits; Mr. Courtney: $67,329 in fees and accrued retirement benefits; Mr.
Herrmann: $80,203 in fees and accrued retirement benefits; and Mr. Loft:
$82,679 in fees and accrued retirement benefits.

         On October 19, 1998 the Fund adopted a retirement plan (to become effective December 1, 1998) that provides for payment to a retired Director of up to 80% of the average compensation paid during that Director's five years of service in which the highest compensation was received. A Director must serve in that capacity for the Fund or OCC Accumulation Trust for at least 15 years to be eligible for the maximum payment. Because each Director's retirement benefit will depend on the amount of the Director's future compensation and length of service, the amount of those benefits cannot be determined as of this time nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

                        PRINCIPAL HOLDERS OF SECURITIES

As of March 2, 1999, the following persons owned of record or were known by the Fund to own beneficially 5% of the outstanding shares of any Portfolio of the Fund.

               Holder                                Portfolio                              Percentage

CIBC Oppenheimer Corp.                 Primary Portfolio                                      96.18%
Omnibus Account
for the benefit of clients
Oppenheimer Tower
World Financial Center
New York, NY  10281

CIBC Oppenheimer Corp.                 Government Portfolio                                   94.53%
Omnibus Account
for the benefit of clients
World Financial Center
New York, NY  10281

CIBC Oppenheimer Corp.                 General Municipal Portfolio                            98.50%
Omnibus Account
for the benefit of clients
World Financial Center
New York, NY  10281

CIBC Oppenheimer Corp.                 New York Municipal Portfolio                           86.80%
Omnibus Account
for the benefit of clients
World Financial Center
New York, NY  10281

CIBC Oppenheimer Corp.                 California Municipal Portfolio                         99.90%
Omnibus Account
for the benefit of  clients
Oppenheimer Tower
World Financial Center
New York, NY  10281

Oppenheimer Tower
World Financial Center
New York, NY 10281


                    INVESTMENT MANAGEMENT AND OTHER SERVICES


The Investment Advisor. OpCap Advisors, the investment adviser to the Fund, is a majority owned subsidiary of Oppenheimer Capital, a registered investment adviser whose employees perform all investment advisory and management services provided to the Fund by the Advisor. Oppenheimer Capital is an indirect wholly owned subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser. The general partners of PIMCO Advisors are PIMCO Partners G.P. and PIMCO Advisors Holdings L.P.. PIMCO Partners G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management. PIMCO Partners, G.P. is the sole general partner of PIMCO Advisors Holdings L.P.


The Advisory Agreement. OpCap Advisors provides investment advisory and management services to the Fund pursuant to an Advisory Agreement dated November 5, 1997.

         Under the Advisory Agreement, the Advisor is required to: (i) regularly provide investment advice and recommendations to each Portfolio with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously and determine the securities to be purchased or sold by each Portfolio and the portion, if any, of each Portfolio's assets to be held uninvested; and (iii) arrange for the purchase of securities and other investments by each Portfolio and the sale of securities and other investments held in each Portfolio's assets.

         The Advisory Agreement also requires the Advisor to provide for the business management for the Fund and its Portfolios, including (1) making arrangements for accountants, counsel and other parties to perform services for the Portfolios, (2) preparation and filing of reports required by federal securities and "blue sky" laws, shareholder reports and proxy materials and (3) arranging for and supervising the continuous distribution of each Portfolio and the provision of continuous administrative services to Portfolio shareholders.

         Expenses not expressly assumed by the Advisor under the Advisory Agreement are paid by the Portfolios. These include fees to the Advisor, custodian, transfer agent and shareholder servicing expenses, directors' fees and expenses, legal and audit expenses, stock issuance costs, certain printing, postage, federal and state registration costs, annual meeting costs, and organizational and non-recurring expenses, including litigation.

         The Fund may pay certain broker-dealers, including its former affiliate CIBC Oppenheimer Corp. ("CIBC Oppenheimer") or other financial intermediaries whose customers are Fund shareholders for performing shareholder servicing functions, such as opening new shareholder accounts, processing purchase and redemption transactions and responding to inquiries regarding the Portfolios' current yield and the status of shareholder accounts. The Fund may pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses the broker-dealers at cost for personnel expenses involved in providing these services. All such payments and reimbursements must be approved in advance by the Fund's Board of Directors. Currently, any such payments to CIBC Oppenheimer are capped at 2 basis points of average daily net assets of CIBC Oppenheimer's customers. The following amounts were paid or accrued to CIBC Oppenheimer as reimbursement for shareholder services: for the fiscal year ended November 30, 1998 - $439,219; $17,330; $31,265, $12,843 and $12,503; respectively; for the fiscal year ended November 30, 1997 -- $372,639; $18,205, $25,734, $11,463 and $11,004,
respectively; and for the fiscal year ended November 30, 1996 -- $323,317, $18,497, $24,536, $12,352 and $9,212, ^ respectively with respect to the Primary, Government, General Municipal, California Municipal and New York Municipal Portfolios.


         The Fund also may pay certain broker-dealers including its former affiliate CIBC Oppenheimer, for performing certain administrative services for accounts in the Fund including providing beneficial owners with statements showing their positions in the Fund, posting dividend payments to beneficial owners' accounts, and providing shareholder information to enable the Fund to mail prospectuses, annual and semi-annual reports to beneficial owners. Such payments are limited to 5 basis points of average daily net assets of each broker-dealer's customers. CIBC Oppenheimer also is paid a fee of $9.25 per shareholder account for performing recordkeeping..

         The Advisory Agreement provides that in absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Advisor is not liable for any act or omission in the course of, or in connection with, the rendition of services thereunder. The Agreement permits the Advisor to act as investment adviser for any other person, firm or corporation.


         The Fund's advisory fee is at the annual rate of .50% on the first $100 million of average daily net assets, .45% on the next $200 million of average daily net assets, and .40% of average daily net assets in excess of $300 million. The fee is accrued daily and paid monthly. Under the Advisory Agreement, the Advisor guarantees that the total expenses of each Portfolio in any fiscal year, exclusive of taxes, interest, and brokerage fees, shall not exceed, and undertakes to pay or refund to the Portfolio any amount by which such expenses do exceed, 1% (net of any expense offsets) of that Portfolio's average annual net assets. For the fiscal year ended November 30, 1998, the total advisory fee paid by the Primary Portfolio was $9,186,601; the total advisory fee accrued or paid by the Government Portfolio was $471,925, of which $1,581 was waived by the Advisor; the total advisory fee paid by the General Municipal Portfolio was $777,022; the total advisory fee paid by the California Municipal Portfolio was $321,580 and the total advisory fee paid by the New York Municipal Portfolio was $381,464. For the fiscal year ended November 30, 1997, the total advisory fee paid by the Primary Portfolio was $7,907,076 and the total fees accrued or paid by the Government, General Municipal, California Municipal and New York Municipal Portfolios were $493,349, $656,681, $287,248 and $323,434, respectively, of which $7,876, $2,257, $31,822 and $954, respectively was waived by the Advisor. For the fiscal year ended November 30, 1996, the total advisory fee paid by the Primary Portfolio was $6,981,092 and the total advisory fees accrued or paid by the Government, General Municipal, California Municipal and New York Municipal Portfolios were $520,106, $638,004, $309,904 and $313,061 of which
$258, $1,744, $71,394 and $7,866, respectively, was waived by the Advisor. ^


The Distribution Assistance Plan. The Fund has a Distribution Assistance and Administrative Services Plan (the "Plan") with the Advisor. Under the Plan, the Fund may be provided with distribution assistance and/or administrative services through broker-dealers, banks and other depository institutions and other financial intermediaries and administrative services. The fee payable by the Fund's portfolios under the Plan is .25% of the average daily value of each Portfolio's net assets. The services to be obtained are believed to be permissible activities under present banking laws and regulations, and the Directors of the Fund will take appropriate actions (which should not adversely affect the Fund or its shareholders) in the future to maintain such legal conformity should any changes in, or interpretations of, such laws or regulations occur. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. For the fiscal year ended November 30, 1998, the total fees accrued or paid by the Primary, Government, General Municipal, California Municipal and New York Municipal Portfolios under the Plan were $5,616,626, $236,677, $403,901, $160,790 and $190,732, respectively. Although the Plan compensates the Advisor regardless of its expense, the Advisor has spent more on distribution expenses for the Fund that it has received in distribution fees during each fiscal year that the Fund has been in operation.


         It is estimated that the Advisor spent approximately the following amounts with respect to the Primary, Government, General Municipal, California Municipal and New York Municipal Portfolios for the fiscal year ended November 30, 1998:


                                    Primary      Government      General      California       New York
                                   Portfolio     Portfolio      Municipal     Municipal       Municipal
                                                                Portfolio     Portfolio       Portfolio
Sales Material and Advertising        -0-           -0-            -0-           -0-             -0-
Printing and Mailing of               -0-           -0-            -0-           -0-             -0-
Prospectuses to Other than
Current Shareholders
Compensation to Dealers            $8,869,879     $372,755       $634,534      $274,058        $282,848
Compensation to Sales Personnel       -0-           -0-            -0-           -0-             -0-
Other (1)                             -0-           -0-            -0-           -0-             -0-

(1) Includes cost of telephone and overhead.

The Distribution Agreement. The Fund has entered into a Distribution Agreement with OCC Distributors (the "Distributor"), an affiliated broker-dealer of the Advisor. Under the Distribution Agreement, the Distributor acts as the Fund's agent (underwriter) in the continuous public offering of its shares. Also under the Agreement, the Fund makes no payment to the Distributor or any other party and expenses normally attributable to sales, other than those paid by the Advisor, are borne by the Distributor.

Portfolio Transactions. Portfolio decisions are based on the judgment and actions of the Advisor. As most, if not all, purchases made by the Fund are principal transactions at net prices, the Fund pays little brokerage commission. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities from dealers include a spread between the bid and asked prices. The Advisor seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers during the course of an underwriting in return for their execution and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to one or more of the Portfolios and/or other accounts of the Advisor; information received in connection with directed orders of other accounts managed by the Advisor or its affiliates may or may not be useful to one or more of the Portfolios. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the activities of the Advisor, to make available additional views for consideration and comparison, to enable the Advisor to obtain market information for the valuation of securities held in a Portfolio's assets.

         The Advisor currently serves as investment manager to a number of clients, including other investment companies, and in the future may act as investment manager or adviser to others. It is the practice of the Advisor to cause purchase or sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Portfolios and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each Portfolio and other client accounts.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each Portfolio is determined each day the New York Stock Exchange (the "Exchange") is open, as of 4:00 p.m., New York time that day by dividing the value of a Portfolio's net assets by the number of its shares outstanding.

         The Portfolios operate under a rule (the "Rule") of the Securities and Exchange Commission under the Act which permits them to value their portfolios on the basis of amortized cost. The amortized cost method of valuation is accomplished by valuing a security at its cost adjusted by straight-line amortizating to maturity any discount with respect to the Primary and Government Portfolios or premium with respect to all Portfolios, regardless of the impact of fluctuating interest rates on the market value of the security. The method does not take into account unrealized gains or losses.

         There may be periods during which the value, as determined by amortized cost, may be higher or lower than the price a Portfolio would receive if it sold its securities on a particular day. During periods of declining interest rates, the daily yield on a Portfolio's shares may tend to be higher (and net investment income and daily dividends lower) than under a like computation made by a fund with identical investments which utilizes a method of valuation based upon market prices. The converse would apply in a period of rising interest rates.

         The Fund's Board of Directors has established procedures designed to stabilize the Portfolios' price per share as computed for purpose of sales and redemptions at $1.00. Under the Rule, such procedures must include review of portfolio holdings by the Board of Directors at such intervals as it deems appropriate, and at such intervals as are reasonable in light of current market conditions, to determine whether the Portfolios' net asset value calculated by using available market quotations deviates from the per share value based on amortized cost. "Available market quotations" may include actual quotations, estimates of market value reflecting current market conditions based on quotations or estimates of market value for individual portfolio instruments or values obtained from yield data relating to a directly comparable class of securities published by reputable sources. Under the Rule, whenever the deviation of the current net asset value per share based on available market quotations from a Portfolio's amortized cost price per share reaches 1/2 of 1%, the Board must promptly consider what action, if any, will be initiated. However, the Board has adopted a policy under which it will be required to consider what action to take whenever the deviation of the current net asset value per share based on available market quotations from a Portfolio's amortized cost price per share reaches .003. When the Board believes that the extent of any deviation may result in material dilution or other unfair results to potential investors or existing shareholders, it is to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a net asset value per share using available market quotations.

         A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any day the Exchange is open for trading; however, on any such day that is an official bank holiday in Massachusetts, neither purchases nor wired redemptions can become effective because Federal Funds cannot be received or sent by State Street Bank & Trust Company. On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings), when trading in the markets which the Fund normally utilizes is restricted, or an emergency (as determined by the Securities and Exchange Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The New York Stock Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas Day. It may also close on other days. The value of a shareholder's investment at the time of redemption may be more or less than his cost, depending on the market value of the securities held by the Fund at such time and the income earned.

                                 CAPITAL STOCK
                                 -------------

         The Fund has authority to issue shares of capital stock classified as "Common Stock." The shares of common stock are classified into five separate series. The shares of each series are freely transferable and equal as to earnings, assets and voting privileges with all other shares of that series. There are no conversion preemptive or other subscription rights. Upon liquidation of the Fund or any series, shareholders of a series are entitled to share pro rata in the net assets of that series available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

                                     TAXES

         Each Portfolio intends to continue to qualify each year as a regulated investment company under the Internal Revenue Code ("Code"). Provided that a Portfolio (a) is a regulated investment company and (b) distributes at least 90% of its taxable net investment income (including, for this purpose, net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), the Portfolio will not be liable for Federal income taxes to the extent that its taxable net investment income and its net realized long-term and short-term capital gains are distributed to its shareholders. Any net short-term and long-term capital gains realized by a Portfolio will be distributed annually as described in the Prospectus. Distributions of short-term capital gains are taxable as ordinary income, however, distributions of long-term capital gains will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Portfolio, and will be designated as long-term capital gain dividends in a written notice mailed by the Portfolio to shareholders after the close of the Portfolio's taxable year. If a shareholder receives a long-term capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six-month rule described below relating to exempt-interest dividends) on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the long-term capital gain dividend. At November 30, 1998, accumulated net realized capital loss carry forwards available as a reduction against future net realized capital gains were: Primary--$656 which will expire in 2005. General--$51,461 of which $1,302 will expire in 1999, $13,801 will expire in 2000, $299 will expire in 2001, $33,497 will expire in 2003, $1,853 will expire in 2005 and $709 will expire in 2006. General had $29,512 in capital loss carryforwards expire on November 30, 1998. Such amount has been reclassed to additional paid-in capital to reflect General's federal tax cost basis of available accumulated realized capital loss carryforwards. California--$31,447 of which $730 will expire in 1999, $5,856 will expire in 2000, $1,137 will expire in 2001, $13,827 will expire 2003, $9,304 will expire in 2004 and $593 will expire in 2005 and New York--$24,595 of which $3,198 will expire in 2000, $934 will expire in 2001, $19,669 will expire in 2003 and $794 will expire in 2005. Primary and Government utilized $449 and $263, respectively, of capital loss carryforwards for the year ended November 30, 1998. To the extent that these capital loss carryforwards are used to offset future net realized capital gains, the gains offset will not be distributed to shareholders.

         The Municipal Portfolios are designed to provide investors with current income which is excluded from gross income for Federal income tax purposes and with respect to the New York Municipal and California Municipal Portfolios, exempt from New York State and New York City personal income taxes and from California personal income tax, respectively. Investment in the Portfolios would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income. Although each of the Municipal Portfolios expects to be relieved of all or substantially all Federal and state income or franchise taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of a Portfolio's income which is treated as earned in any such state or locality could be subject to state and local tax. Any such taxes paid by a Portfolio would reduce the amount of income and gains available for distribution to shareholders.

         Because the Municipal Portfolios will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry shares of a Portfolio is not deductible for Federal income and New York State and New York City personal income tax purposes and California personal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share may, to the extent of such exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by a Portfolio which represents income derived from private activity bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the applicable Prospectus for the Municipal Portfolios, some (and potentially all) of a Portfolio's dividends may be a specific preference item or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes with resulting tax for individuals and corporations subject to such alternative minimum tax ("AMT"). In addition, the receipt of dividends and distributions from a Portfolio also may affect a foreign corporate shareholder's Federal "branch profits" tax liability and a Subchapter S corporate shareholder's Federal "excess net passive income" tax liability. Shareholders should consult their own tax advisors as to whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to a Federal alternative minimum tax, the Federal environmental tax, the Federal branch profits tax or the Federal excess net passive income tax.

         Each shareholder will receive after the close of the calendar year an annual statement as to the Federal income tax status of his or her dividends and distributions from the Portfolio for the prior calendar year. These statements also will designate the amount of exempt-interest dividends that is a specified preference item for purposes of the Federal individual and corporate alternative minimum taxes. Each shareholder of the General Municipal Portfolio will also receive a report of the percentage and source on a state-by-state basis of interest income on municipal obligations received by the

Portfolio during the preceding calendar year. Each shareholder of the New York Municipal Portfolio will receive an annual statement as to the New York State and New York City personal income tax status of his or her dividends and distributions from such Portfolio for the prior calendar year and each shareholder of the California Municipal Portfolio will receive an annual statement as to the California State personal income tax status of his or her dividends and distributions from such Portfolio for the prior calendar year. Shareholders should consult their tax advisors as to any other state and local taxes that may apply to these dividends and distributions. In the event that a Municipal Portfolio derives taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its actual taxable net investment income bears to its total taxable net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

         If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a 31% "backup withholding tax" with respect to (a) taxable dividends and distributions, and (b) the proceeds of any redemptions of shares of a Portfolio. An individual's taxpayer identification number is his or her social security number. The 31% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular Federal income tax liability.

         The foregoing is only a summary of certain tax considerations generally affecting each Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

                                PERFORMANCE DATA

Yields. Yields on portfolio securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the fixed-income or tax-exempt securities market, the size of particular offerings, the maturity of obligations and the rating of an issue. The ratings of the rating organizations represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity and interest rate with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand or supply of various types of securities or changes in the investment objectives of investors. Subsequent to purchase, an issue of Municipal Securities or other investments may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Portfolio. Neither event will require the elimination of an investment by a Portfolio, but the Advisor will consider such an event in its determination of whether a Portfolio should continue to hold an investment.

         Yield information may be useful to investors in reviewing a Portfolio's performance. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in any of the Portfolios of the Fund is not insured as is typically the case with deposits in a bank or savings and loan; yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation of future yields or rates of return. Yield is affected by portfolio quality, portfolio maturity, type of instruments held and operating expenses. When comparing a Portfolio's yield with that of other investments, investors should understand that certain other investment alternatives such as money market instruments or bank accounts provide fixed yields and also that bank accounts may be insured.

         From time to time the Fund may advertise yield figures. Reference in advertisements may be made to ratings and rankings among similar funds by independent evaluators such as Lipper Analytical Services Inc. and Donoghue's Money Fund Report, and the performance of the Portfolios may be compared to recognized indices of market performance.

         There are two methods by which the Portfolios' yield for a specified period of time is calculated.

         The first method, which results in an amount referred to as the "current yield," assumes an account containing exactly one share at the beginning of the period. The net asset value of this share will be $1.00. The net change in the value of the account during the period is then determined by subtracting this beginning value from the value of the account at the end of the period; however, capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation) are excluded from the calculation. Thus, the dividends used in the yield computation may not be the same as the dividends actually declared, as the capital changes in question may be included in the dividends declared. Instead, the dividends used in the yield calculation will be those which would have been declared if the capital changes had not affected the dividends. This net change in the account value is then divided by the value of the account at the beginning of the period and the resulting figure (referred to as the "period base return") is then annualized by multiplying it by 365 and dividing it by the number of days in the period; the result is the "current yield." Normally a seven day period will be used in determining yields (both the current and the effective yield discussed below) in published or mailed advertisements.

         The second method results in an amount referred to as the "effective yield." This represents an annualization of the current yield with dividends reinvested daily. This effective yield for a seven day period would be computed by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

         "Tax equivalent yield" is calculated by dividing the percentage of the current yield or the effective yield which is not subject to federal income tax by the reciprocal of the applicable federal tax rate and adding the percentage of the current or effective yield to the quotient.

TAX EQUIVALENT CURRENT YIELD = T/r + R

r = reciprocal of applicable tax rate (1.00 - tax rate = r)
T = % of yield which is tax-exempt
R = % of yield taxable

The "current yield" is calculated for the indicated period according to the following formula:

CURRENT YIELD = (Base Period Return) x 365/7

The "effective yield" is calculated for the indicated period according to the following formula:

                                            365/7
EFFECTIVE YIELD = [(Base Period Return + 1)       ]-1

Where:    Base Period Return is the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the difference by the value of the account at the beginning of the base period.

                           Yield for Seven Day Period

Portfolio                       Yield for seven-day period ended 11/30/98
---------                       -----------------------------------------
                                Current                           Effective
Primary                          4.45%                              4.45%
                                 -----                              -----
Government                       4.12%                              4.21%
                                 -----                              -----
General Municipal                2.40%                              2.43%
                                 -----                              -----
California Municipal             2.05%                              2.07%
                                 -----                              -----
New York Municipal               2.16%                              2.18%
                                 -----                              -----

                 Tax Equivalent Yield -- 30 day period for the
                     30-day period ended November 30, 1998


Portfolio                                                   At Federal Income Tax Rate of 39.6%*
---------                                                   ------------------------------------
General Municipal                                                      3.92%
California Municipal                                                   3.74%
New York Municipal                                                     3.82%


* A portion of the tax-exempt dividends paid by the Portfolios is treated as a tax preference item for individuals subject to the alternative minimum tax. For the fiscal year ended November 30, 1998, approximately 30.8%, 18.1%, and 16.6%, respectively, of distributions of the General, California and New York Municipal Portfolios were tax preference items; for the calendar year ended December 31, 1998, approximately 29.7%, 17.5% and 15.5%, respectively, of distributions were tax preference items. In addition, certain corporate shareholders which are subject to the alternative minimum tax may also have to take remaining distributions by the Portfolios into account in computing the alternative minimum tax. The tax equivalent yield for the California Municipal Portfolio is based on an assumed California State tax rate of 9.3%. The tax equivalent yield for the New York Municipal Portfolio is based on an assumed New York state tax rate of 6.85%; if a shareholder was a New York City resident, the tax-equivalent yield would have been 4.01%, based on an assumed New York City tax rate of 4.46%.



                             ADDITIONAL INFORMATION


Description of the Fund. The Fund was formed under the laws of Maryland on April 27, 1989 under the name Quest Cash Reserves, Inc. The name of the Fund was changed to OCC Cash Reserves, Inc. on January 31, 1996. It is not contemplated that share certificates will be issued or regular annual meetings of the shareholders will be held. The Fund will provide without charge to any stockholder, upon request to the Secretary at the Corporation's principal office, (a) a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class of stock which the Corporation is authorized to issue, (b) the differences in the relative rights and preferences between the shares of each series to the extent they have been set, and (c) the authority of the Board of Directors to set the relative rights and preferences of subsequent series.

Possible Additional Portfolio Series. If additional Portfolios are created by the Board of Directors, shares of each such Portfolio will be entitled to vote as a class only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Directors. Expenses not otherwise identified with a particular Portfolio will be allocated fairly among two or more Portfolios by the Board of Directors.

         Under Rule 18f-2 of the 1940 Act, any matter to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of directors or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.


Independent Accountants. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the independent accountants of the Fund and of each Portfolio; their services include auditing the annual financial statements of each Portfolio as well as other related services.


Custodian and Transfer Agent. The custodian of the assets, transfer agent and shareholder servicing agent for the Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

Telephone Redemptions and Exchanges. In the absence of negligence on the part of the Transfer Agent or gross negligence on the part of the Fund, neither the Fund, the Transfer Agent nor their affiliates shall be liable for any loss, cost or expense caused by unauthorized telephone redemption and exchange instructions.

                                    Appendix

      DESCRIPTION OF COMMERCIAL PAPER AND MUNICIPAL BOND AND NOTE RATINGS

Commercial Paper Ratings

         Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1 - Superior Ability for Repayment; Prime 2 - Strong Ability for Repayment; Prime 3 - Acceptable Ability for Repayment.

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rated "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

         Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

         Duff & Phelps' short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

         Thomson's BankWatch, Inc. assigns only one Issuer Rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from A for highest quality to E for the lowest, companies with very serious problems.

Bond Ratings

         A bond rated "Aaa" by Moody's is judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure. While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. Margins of protection on "Aa" bonds may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated "Baa" are considered medium grade obligations whose interest payments and principal security appear adequate for the present but lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical figures "1", "2" and "3" in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

         Debt rated "AAA" by Standard & Poor's has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

         Debt rated AAA, the highest rating by Duff & Phelps, is considered to be of the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated AA is regarded as high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

Note Ratings

Moody's

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Standard & Poor's

SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

Description of Moody's four highest municipal bond ratings
----------------------------------------------------------

         Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Description of S&P's four highest municipal bond ratings

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

         A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

         BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

Description of Fitch's four highest municipal bond ratings.
-----------------------------------------------------------

         Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

Description of Moody's highest ratings of state and municipal notes and other short-term loans
-----------------------------------------------------------------------------

         Moody's ratings for state and municipal notes and other short-term loans are designated "Moody's Investment Grade" ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


Description of S&P's ratings of state and municipal notes and other short-term loans
-------------------------------------------------------------------

         Standard & Poor's tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

         SP-1. Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

Schedules of Investments

Primary Portfolio

---------------------------------------------------------
Principal
Amount
(000)                                           Value
---------------------------------------------------------
U.S. Government Agencies--7.3%
$  67,300  Federal Home Loan Bank,
             5.00%-5.14%,
             10/8/99-11/5/99.............. $   67,300,000
    5,108  Federal Home Loan
             Mortgage Corporation,
             5.10%, 12/1/98...............      5,108,000
   38,000  Federal National
             Mortgage Association,
             5.22%, 10/7/99...............     38,000,000
   77,000  Student Loan
             Marketing Association,
             5.10%-5.20%,
             9/30/99-10/15/99.............     77,000,000
                                              -----------

Total U.S. Government Agencies
   (amortized cost--$187,408,000)..........   187,408,000
                                              -----------


Bank Notes--1.9%
   50,000  First Union National Bank NC,
             5.195%, 2/16/99
             (amortized cost--$50,000,000).    50,000,000
                                              -----------

Certificates of Deposit--10.7%
   40,000  Bank of Nova Scotia,
             5.46%-5.59%,
             12/4/98-12/28/98.............     40,000,000
   80,000  Canadian Imperial Bank of Commerce,
             4.98%-5.56%,
             12/2/98-4/5/99...............     80,000,000
   25,000  National Westminster Bank plc,
             5.22%, 1/20/99...............     25,000,000
   60,000  Rabobank Nederland NV,
             5.61%-5.65%,
             12/7/98-12/28/98.............     60,000,000
   20,000  Skandinaviska Enskilda Banken
             Funding Inc.,
             5.16%, 12/14/98..............     20,000,072
   50,000  Toronto-Dominion Holdings USA Inc.,
             5.58%-5.59%,
             12/28/98-2/16/99.............     50,000,000
                                              -----------

Total Certificates of Deposit
   (amortized cost--$275,000,072)..........   275,000,072
                                              -----------

---------------------------------------------------------
Principal
Amount
(000)                                           Value
---------------------------------------------------------
Commercial Paper--77.9%
$  80,000  Abbey National North America,
             5.08%-5.44%,
             12/28/98-2/24/99............. $   79,367,774
   17,000  American Express Credit Corp.,
             4.88%, 12/24/98..............     16,946,998
   80,000  American General Finance Corp.,
             5.16%-5.22%,
             1/28/99-2/11/99..............     79,232,225
   25,000  American Home Products Corp.,
             5.25%, 12/1/98...............     25,000,000
   75,000  Associates Corporation
             of North America,
             5.05%-5.41%,
             12/9/98-12/22/98.............     74,847,569
   25,000  Barclays Bank plc,
             4.92%, 12/16/98**............     24,999,699
   60,000  BP America Inc.,
             5.30%-5.42%,
             12/1/98-12/3/98..............     59,992,472
   74,350  British Columbia (Province of),
             4.57%-5.43%,
             12/9/98-7/20/99..............     73,029,775
   52,000  Canadian Wheat Board,
             5.14%-5.45%,
             12/18/98-3/11/99.............     51,608,681
   20,000  Coca-Cola Co.,
             5.40%, 12/7/98...............     19,982,000
  103,000  Daimler-Benz North America Corp.,
             4.70%-5.42%,
             12/2/98-4/26/99..............    102,365,050
  100,000  Diageo Capital plc,
             5.01%-5.46%,
             12/4/98-12/29/98.............     99,850,972
   39,338  Dover Corp.,
             5.18%-5.40%,
             12/2/98-12/8/98..............     39,312,494
  100,000  First Chicago Financial Corp.,
             5.06%-5.09%,
             12/11/98-2/25/99.............     99,017,117
   40,000  Ford Credit Europe plc,
             5.10%, 2/3/99................     39,637,333
   50,000  Ford Motor Credit Co.,
             5.43%, 12/31/98..............     49,773,750
   65,000  General Electric Capital Corp.,
             5.13%-5.48%,
             12/23/98-2/22/99.............     64,511,242
   30,000  General Electric Co.,
             5.13%, 12/30/98..............     29,876,025

November 30, 1998
Schedules of Investments (continued)

---------------------------------------------------------
Principal
Amount
(000)                                           Value
---------------------------------------------------------
Commercial Paper (cont'd.)
$ 100,000  General Motors Acceptance Corp.,
             5.01%-5.48%,
             12/16/98-1/27/99.............  $ 99,435,318
   20,000  Glaxo Wellcome plc,
             5.02%, 12/21/98..............    19,944,222
   90,000  Halifax plc,
             4.77%-5.17%,
             2/4/99-3/22/99...............    88,983,282
   95,000  Household Finance Corp.,
             4.95%-5.44%,
             12/10/98-12/30/98............    94,750,769
   72,300  IBM Corp.,
             4.90%-5.47%,
             12/7/98-12/21/98.............    72,143,559
   25,000  Kingdom of Sweden,
             5.40%, 12/21/98..............    24,925,000
   70,000  Merrill Lynch & Co. Inc.,
             5.12%-5.35%,
             12/10/98-1/26/99.............    69,614,195
   25,000  Morgan (J.P.) & Co. Inc.,
             5.46%, 12/17/98..............    24,939,333
   20,000  NationsBank Corp.,
             5.48%, 3/8/99................    19,704,689
   85,000  Norwest Financial Inc.,
             5.16%-5.40%,
             12/15/98-2/22/99.............    84,390,449
   50,000  Oesterreichische Kontrollbank AG,
             5.00%-5.16%,
             1/25/99-2/22/99..............    49,514,722
   46,490  Prudential Funding Corp.,
             5.21%-5.31%,
             1/19/99-2/4/99...............    46,099,507
   60,000  Skandinaviska Enskilda Banken
             Funding Inc.,
             4.85%-5.16%,
             12/7/98-12/31/98.............    59,852,950
   30,000  Svenska Handelsbanken Inc.,
             5.32%-5.50%,
             12/9/98-12/17/98.............    29,940,489
   80,000  Swedish Export Credit Corp.,
             4.69%-5.09%,
             12/28/98-4/19/99.............    79,059,221
   25,000  Toronto-Dominion Holdings USA Inc.,
             5.47%, 12/21/98..............    24,924,028


----------------------------------------------------------------
Principal
Amount
(000)                                                Value
---------------------------------------------------------------
$  71,700  US Borax & Chemical Corp.,
             5.17%-5.39%,
             12/14/98-2/8/99..............      $    71,355,749
   14,600  USAA Capital Corp.,
             5.12%, 12/18/98..............           14,564,700
                                                ---------------

Total Commercial Paper
   (amortized cost--$2,003,493,358).......      $ 2,003,493,358
                                                ---------------
Total Investments
   (amortized cost--$2,515,901,430+)... 97.8%   $ 2,515,901,430
Other Assets in Excess
   of Liabilities................        2.2         56,537,224
                                       ------    --------------

Total Net Assets.................      100.0%   $ 2,572,438,654
                                      ------    --------------
                                      ------    --------------

Government Portfolio

  U.S. Government Agencies--99.3%
  Federal Farm Credit Bank--3.8%
$   1,500  4.76%, 12/30/98................   $ 1,494,248
      100  4.99%, 12/11/98................        99,861
      145  5.35%, 12/14/98................       144,720
    2,534  5.36%, 12/23/98................     2,525,700
                                             -----------
Total Federal Farm Credit Bank
  (amortized cost--$4,264,529)............     4,264,529
                                             -----------
Federal Home Loan Bank--30.9%
    4,000  4.74%, 12/23/98................     3,988,413
      120  4.76%, 12/9/98.................       119,873
    5,000  4.76%, 12/18/98................     4,988,761
    1,077  4.77%, 12/11/98................     1,075,573
    1,400  5.00%, 12/30/98................     1,394,361
    1,720  5.02%, 12/23/98................     1,714,723
    2,000  5.03%, 12/28/98................     1,992,455
    1,382  5.03%, 12/30/98................     1,376,400
    5,000  5.04%, 12/28/98................     4,981,100
    5,000  5.05%, 12/9/98.................     4,994,389
    1,700  5.07%, 10/8/99.................     1,700,000
    1,000  5.14%, 11/5/99.................     1,000,000
    2,100  5.37%, 12/23/98................     2,093,109
    3,000  5.38%, 12/14/98................     2,994,172
      245  5.38%, 12/31/98................       243,902
                                             -----------
Total Federal Home Loan Bank
   (amortized cost--$34,657,231)..........    34,657,231
                                             -----------

Government Portfolio (cont'd.)

---------------------------------------------------------
Principal
Amount
(000)                                           Value
---------------------------------------------------------

Federal Home Loan Mortgage Corporation--38.2%
$      60  4.75%, 12/15/98................   $    59,889
    2,800  4.75%, 12/22/98................     2,792,242
    7,500  4.75%, 12/28/98................     7,473,281
    5,000  4.76%, 12/21/98................     4,986,778
    5,000  4.76%, 12/22/98................     4,986,117
      100  4.80%, 12/11/98................        99,867
    2,000  4.81%, 12/23/98................     1,994,121
    2,100  4.92%, 2/22/99.................     2,076,179
    2,000  5.03%, 12/2/98.................     1,999,720
    4,000  5.03%, 12/28/98................     3,984,910
    5,000  5.03%, 12/30/98................     4,979,740
    2,800  5.035%, 12/14/98...............     2,794,909
      444  5.05%, 12/8/98.................       443,564
      326  5.05%, 1/19/99.................       323,759
    3,000  5.28%, 12/18/98................     2,992,520
      875  5.36%, 12/2/98.................       874,870
                                             -----------

Total Federal Home Loan Mortgage Corporation
   (amortized cost--$42,862,466)..........    42,862,466
                                             -----------

Federal National Mortgage Association--19.8%
    3,000  4.72%, 1/19/99.................     2,980,727
    3,000  4.90%, 2/10/99.................     2,971,008
    1,333  4.92%, 2/19/99.................     1,318,426
    2,000  4.99%, 3/15/99.................     1,971,169
    2,000  5.22%, 10/7/99.................     2,000,000
    1,500  5.26%, 12/15/98................     1,496,932
    2,500  5.36%, 12/22/98................     2,492,183
      700  5.36%, 12/30/98................       696,977
    1,050  5.37%, 12/22/98................     1,046,711
    5,200  5.39%, 12/7/98.................     5,195,329
                                             -----------

Total Federal National Mortgage Association
   (amortized cost--$22,169,462)...........   22,169,462
                                             -----------

Student Loan Marketing Association--6.6%
    4,400  5.00%, 12/2/98.................     4,399,389
    1,000  5.10%, 10/15/99................     1,000,000
    2,000  5.20%, 9/30/99.................     2,000,000
                                             -----------
Total Student Loan Marketing Association
   (amortized cost--$7,399,389)...........     7,399,389
                                             -----------

Total Investments
   (amortized cost--$111,353,077+)..  99.3% $111,353,077
Other Assets in Excess
   of Liabilities...................   0.7       792,832
                                     -----  ------------

Total Net Assets.................... 100.0% $112,145,909
                                     =====  ============

General Municipal Portfolio

---------------------------------------------------------
Principal
Amount
(000)                                           Value
---------------------------------------------------------

Alabama--2.5%
$     450  Alabama St. PSA,
             4.10%, 12/1/98...............    $  450,000
      690  Birmingham Baptist Med. Ctr.,
             Special Care Facilities FAR,
             Senior Living Cmntys. Proj., Ser. A,
             VRDN* (LC; Fuji Bank Ltd.
             and Banco de Santander SA),
             3.25%, 12/2/98...............       690,000
    1,000  Mobile GO,
             (Insd.; MBIA),
             3.70%, 2/15/99...............       999,968
    2,200  Montgomery PCR,
             Ser. 1990,
             3.45%, 12/3/98...............     2,200,000
                                              ----------
                                               4,339,968
                                              ----------

Alaska--3.8%
    3,600  Alaska St. HF Corp.,
             Ser. A, VRDN*
             3.20%, 12/2/98...............     3,600,000
           Valdez Marine Term. Rev.,
             Arco Trans. Proj.,
    1,000    3.35%, 2/4/99................     1,000,000
    1,500    Ser. A,
             3.55%, 12/7/98...............     1,500,000
      400    Ser. B, VRDN*
             3.30%, 12/1/98...............       400,000
                                              ----------
                                               6,500,000
                                              ----------

Arizona--3.1%
    1,000  Arizona Edl. Ln. Mktg. Corp.,
             ELR, Ser. A, VRDN*
             (LC; Dresdner Bank AG),
             3.20%, 12/2/98...............     1,000,000
           Mesa Muni. Dev. Corp.,
             Ser. 1985,
             (LC; Westdeutsche Landesbank),
    1,000    3.00%, 2/10/99...............     1,000,000
    3,400    3.20%, 12/3/98...............     3,400,000
                                              ----------
                                               5,400,000
                                              ----------

California--3.3%
      200  California SCD Auth. Rev. Ctfs. Partn.,
             John Muir/Mt. Diablo Hlth.,
             VRDN* (Insd.; AMBAC),
             3.00%, 12/1/98...............       200,000

November 30, 1998
Schedules of Investments (continued)

---------------------------------------------------------
Principal
Amount
(000)                                           Value
---------------------------------------------------------

           Los Angeles Cnty. TRAN's,
$   1,500    4.25%, 6/30/99...............    $1,505,938
    2,500    Ser. A,
             4.50%, 6/30/99...............     2,511,550
    1,500  Santa Barbara Cnty. TRAN's,
             4.50%, 6/30/99...............     1,506,939
                                              ----------
                                               5,724,427
                                              ----------

Colorado--4.5%
    2,000  Colorado St. TRAN's, Ser. A,
             4.00%, 6/25/99...............     2,004,950
           Denver City & Cnty.,
             Colorado Airport Sys., Ser. 1997A,
             (LC; Bayerische Landesbank
             Girozentrale),
    1,000    3.25%, 12/1/98...............     1,000,000
    2,800    3.60%, 12/2/98...............     2,800,000
    2,000    3.60%, 12/7/98...............     2,000,000
                                              ----------
                                               7,804,950
                                              ----------

Connecticut--1.7%
    3,000  New Haven BAN's,
             3.85%, 2/1/99................     3,001,483
                                              ----------
Florida--4.4%
    1,000  Broward Cnty. School Dist. GO,
             7.125%, 2/15/99 (A)..........     1,027,997
      400  Dade Cnty. IDA,
             Florida Pwr. & Lt. Co., VRDN*
             3.30%, 12/1/98...............       400,000
   3,000   Gainesville Util. Sys. Rev.,
             3.35%, 2/1/99................     3,000,000
    1,800  Hillsborough Cnty. IDA, PCR,
             Tampa Elec. Co. Proj., VRDN*
             3.30%, 12/1/98...............     1,800,000
    1,250  Putnam Cnty. DA, PCR,
             Seminole Elec. Co. Proj.,
             Ser. H-1, VRDN*
             3.20%, 12/2/98...............     1,250,000
                                              ----------
                                               7,477,997
                                              ----------

Georgia--1.2%
    2,000  Georgia Municipal Electric Auth., Ser. B,
             (LC; Morgan Guaranty Trust),
             3.00%, 3/17/99...............     2,000,000
                                              ----------

Hawaii--0.6%
    1,000  Hawaii St. Secondary Mkt. Svcs. Corp.,
             SLR, Ser. II, VRDN*
             (LC; National Westminster Bank plc),
             3.25%, 12/2/98...............     1,000,000
                                              ----------

---------------------------------------------------------
Principal
Amount
(000)                                           Value
---------------------------------------------------------
Illinois--1.8%
$   1,000  Chicago Park Dist. TAN's,
             4.30%, 9/17/99...............   $ 1,007,736
      300  Cicero GO, Tax Increment,
             Ser. A, (Insd.; AMBAC),
             4.45%, 12/1/98...............       300,000
    1,800  Joliet Regional Port Dist.,
             Exxon Proj., VRDN*
             3.30%, 12/1/98...............     1,800,000
                                              ----------
                                               3,107,736
                                              ----------

Indiana--2.3%
           City of Indianapolis Gas & Util. Sys.,
    2,000    3.05%, 1/13/99...............     2,000,000
    2,000    3.30%, 12/8/98...............     2,000,000
                                              ----------
                                               4,000,000
                                              ----------
Kansas--0.6%
    1,035  Johnson Cnty. GO,
             International Improvements, Ser. A,
             3.60%, 9/1/99................     1,036,864
                                              ----------

Kentucky--1.3%
      200  Boone Cnty. PCR,
             Cincinnati Gas & Elec. Co. Proj.,
             Ser. A, VRDN*
             (LC; Union Bank of Switzerland),
             3.20%, 12/1/98...............       200,000
    2,000  Kentucky HEL, Student Loan Corp.,
             SLR, Ser. E, VRDN*
             (Insd.; AMBAC),
             3.20%, 12/2/98...............     2,000,000
                                              ----------
                                               2,200,000
                                              ----------

Louisiana--1.6%
    1,100  East Baton Rouge Parish PCR,
             Exxon Proj., VRDN*
             3.25%, 12/1/98...............     1,100,000
    1,000  Jefferson Sales Tax Dist.,
             Special STR, Ser. A,
             (Insd.; FGIC),
             6.25%, 12/1/98...............     1,000,000
      600  Plaquemines Parish Environmental Rev.,
             BP Exploration and Oil Proj., VRDN*
             3.50%, 12/1/98...............       600,000
                                              ----------
                                               2,700,000
                                              ----------

Maine--1.0%
    1,735  Maine Educational Marketing
             Corp. SLR, Ser. A-1,
             5.65%, 5/1/99................     1,751,981
                                              ----------

General Municipal Portfolio (cont'd.)

---------------------------------------------------------
Principal
Amount
(000)                                           Value
---------------------------------------------------------
Maryland--5.1%
           Anne Arundel Cnty. EDR,
             Baltimore Gas & Elec. Co.
             Proj., VRDN*
$   2,000    3.35%, 12/7/98...............   $ 2,000,000
    3,000    Ser. A,
             3.30%, 1/15/99...............     3,000,000
    1,000  Howard Cnty. GO, Ser. B,
             5.60%, 8/15/99...............     1,015,813
    1,700  Montgomery Cnty.,
             Miami Valley Hosp.,
             Ser. 1998B,
             3.40%, 1/11/99...............     1,700,000
    1,000  Montgomery Cnty. GO,
             Public Construction
             Improvements, Ser. A,
             5.00%, 5/1/99................     1,005,220
                                              ----------
                                               8,721,033
                                              ----------

Massachussetts--1.2%
    2,000  Gloucester BAN's,
             4.00%, 8/5/99................     2,004,559
                                              ----------

Michigan--0.8%
    1,375  Wayne-Westland Cmnty. Schs. GO,
             5.00%, 5/1/99................     1,381,523
                                              ----------

Missouri--1.5%
    2,500  Missouri EIERA, PCR,
             Union Elec. Co. Proj., Ser. A,
             (LC; Union Bank of Switzerland),
             3.375%, 12/7/98..............     2,500,000
                                              ----------

Nebraska--2.2%
           Nebraska HEL Prog.,
             Student Loan Prog., (LC; SLMA),
    2,100    Ser. A, VRDN*
             3.25%, 12/2/98...............     2,100,000
    1,600    Ser. C, VRDN*
             3.25%, 12/2/98...............     1,600,000
                                              ----------
                                               3,700,000
                                              ----------

Nevada--2.2%
      300  Clark Cnty. AIR,
             Sub. Lien, Ser. A-2, VRDN*
             (LC; Union Bank of Switzerland),
             3.25%, 12/2/98...............       300,000
    3,000  Las Vegas Valley Water, Ser. A,
             (LC; Union Bank of Switzerland),
             3.10%, 1/7/99................     3,000,000


---------------------------------------------------------
Principal
Amount
(000)                                           Value
---------------------------------------------------------
$     400  Reno Hosp. Rev.,
             St. Mary's Regional Med. Ctr.
             Proj., Ser. B, VRDN*
             (Insd.; MBIA),
             3.25%, 12/1/98...............    $  400,000
                                              ----------
                                               3,700,000
                                              ----------

New Jersey--1.9%
    1,600  New Jersey EDA,
             Water Facilities Rev.,
             United Water Proj.,
             Ser. B, VRDN* (Insd.; AMBAC),
             3.00%, 12/1/98...............     1,600,000
      500  New Jersey EDA, EDR,
             Foreign Trade Zone Proj., VRDN*
             (LC; Morgan Guaranty Trust),
             3.25%, 12/1/98...............       500,000
    1,210  Parsippany-Troy Hills Township GO,
             4.50%, 12/1/98...............     1,210,000
                                              ----------
                                               3,310,000
                                              ----------

New York--7.5%
           Long Island Power Auth.,
             Elec. Sys. Rev.,
    1,000    Ser. 3, (LC; Bayerische
             Landesbank Girozentrale),
             3.05%, 2/11/99...............     1,000,000
      800    Sub. Ser. 6, VRDN*
             (LC; ABN-Amro Bank NV
             & Morgan Guaranty Trust),
             3.20%, 12/1/98...............       800,000
    2,000  MTA Transit Facilities BAN's,
             Special Obligation,
             Ser. CP1-Sub. Ser. B,
             (LC; ABN-Amro Bank NV),
             3.00%, 1/22/99...............     2,000,000
           Nassau Cnty. GO,
             General Improvements,
    2,000    Ser. T, (Insd.; FGIC),
             5.125%, 9/1/99...............     2,026,110
    2,445    Ser. W, (Insd.; FGIC),
             4.50%, 9/1/99................     2,465,546
    2,000  Nassau Cnty. RAN's, Ser. A,
             4.00%, 3/10/99...............     2,001,278
    1,000  New York St. EFC, Ser. 1992A,
             3.35%, 12/1/98...............     1,000,000
      600  New York St. ERDA, PCR,
             New York St. Elec. & Gas Proj.,
             Ser. C, VRDN*
             (LC; Morgan Guaranty Trust),
             3.10%, 12/1/98...............       600,000

November 30, 1998
Schedules of Investments (continued)

---------------------------------------------------------
Principal
Amount
(000)                                           Value
---------------------------------------------------------
$   1,000  New York St. JDA,
             Ser. B1-B21, VRDN*
             3.15%, 12/1/98...............   $ 1,000,000
                                              ----------
                                              12,892,934
                                              ----------

Ohio--5.8%
    1,000  Ohio St. Air Quality DA,
            JMG Funding Ltd. Proj.,
            Ser. B, VRDN*
            (LC; Societe Generale Bank),
            3.15%, 12/2/98................     1,000,000
    2,000  Ohio St. Higher Educ.
             Facilities Rev., Higher Educ.
             Cap. Facilities Boards,
             Ser. 11-1990-A, (Insd.; MBIA),
             6.70%, 5/1/99................     2,024,563
           Ohio St. University,
             General Receipts,
    2,000    3.05%, 2/1/99................     2,000,000
    5,000    3.20%, 12/9/98...............     5,000,000
                                              ----------
                                              10,024,563
                                              ----------

Oregon--0.1%
      200  Port of Portland
             Special Obligation Rev.,
             Horizon Air Industries Proj.,
             VRDN* (LC; Bank of Montreal),
             3.35%, 12/1/98...............       200,000

Pennsylvania--7.2%
    4,900  Carbon Cnty. IDA,
             Resource Recovery Board,
             Panther Creek Partners Proj.,
             Ser. 1992A, (LC; National
             Westminster Bank plc),
             3.10%, 2/12/99 ..............     4,900,000
    3,000  City of Philadelphia,
             Gas Works Rev., Ser. C,
             (LC; Canadian Imperial
             Bank of Commerce),
             2.95%, 2/19/99...............     3,000,000
    2,000  Pennsylvania St. HEA, SLR,
             Ser. A, VRDN*
             (LC; SLMA),
             3.20%, 12/2/98...............     2,000,000
    1,000  Peters Township Sch. Dist. GO,
             (Insd.; FGIC),
             5.50%, 5/15/99...............     1,007,468

November 30, 1998
Schedules of Investments (continued)

---------------------------------------------------------
Principal
Amount
(000)                                           Value
---------------------------------------------------------
$   1,500  Philadelphia TRAN's, Ser. A,
             4.25%, 6/30/99...............   $ 1,505,139
                                              ----------
                                              12,412,607
                                              ----------
South Carolina--0.3%
      500  Berkeley Cnty. Exempt
             Industrial Facilities Rev.,
             Amoco Chem. Co. Proj., VRDN*
             3.45%, 12/1/98...............       500,000
                                              ----------
Tennessee--3.3%
    2,300  Hamilton Cnty. IDR,
             Seaboard Feeds Inc. Proj., VRDN*
             (LC; Bank of New York),
             3.35%, 12/3/98...............     2,300,000
      900  Metropolitan Nashville Airport Auth.,
             American Airlines Proj.,
             Ser. B, VRDN*
             (LC; Bayerische
             Landesbank Girozentrale),
             3.25%, 12/1/98...............       900,000
    2,500  Shelby Cnty. TAN's, Ser. 1997B,
             (LC; Landesbank Hessen),
             3.20%, 1/14/99...............     2,500,000
                                              ----------
                                               5,700,000
                                              ----------
Texas--12.4%
    1,000  Brazos HEA,
             Ser. B-1, VRDN*
             (CS; SLMA),
             3.15%, 12/2/98...............     1,000,000
    3,000  Brazos River Auth.,
             Ser. 1993A,
             3.15%, 2/5/99................     3,000,000
    2,700  City of Houston GO,
             3.25%, 1/12/99...............     2,700,000
    1,000  Dallas Area Rapid Transit,
             STR, Ser. A,
             (LC; Westdeutsche Landesbank),
             3.05%, 1/21/99...............     1,000,000
    1,200  Dallas Water Works & Sewer, Ser. B,
             (LC; Union Bank of Switzerland),
             3.25%, 12/8/98...............     1,200,000
    1,010  Fort Worth Independent Sch. Dist. GO,
             7.25%, 2/15/99...............     1,017,967
           Grapevine IDR,
             Multiple Mode American Airlines,
             VRDN* (LC; Morgan Guaranty Trust),
      400  Ser. A2,
           3.25%, 12/1/98.................       400,000

General Municipal Portfolio (cont'd.)
---------------------------------------------------------
Principal
Amount
(000)                                           Value
---------------------------------------------------------

Texas (cont'd.)
$     400    Ser. B2,
             3.25%, 12/1/98...............     $ 400,000
      200    Ser. B4,
             3.25%, 12/1/98...............       200,000
      800  Gulf Coast WDA, Environ. Facs. Rev.,
             Amoco Oil Co. Proj., VRDN*
             3.45%, 12/1/98...............       800,000
      500  Gulf Coast WDA, PCR,
             Amoco Oil Co. Proj., VRDN*
             3.30%, 12/1/98...............       500,000
           Harris Cnty. HFDCR,
      600    Methodist Hosp., VRDN*
             3.30%, 12/1/98...............       600,000
             St. Lukes Episcopal Hosp.,
    1,300    Ser. A, VRDN*
             3.25%, 12/1/98...............     1,300,000
      700    Ser. B, VRDN*
             3.25%, 12/1/98...............       700,000
    2,600  Harris Cnty. ID Corp.,
             Marine Terminal Rev.,
             Lubrizol Corp. Proj., VRDN*
             3.10%, 12/2/98...............     2,600,000
      500  Lone Star Airport Improvements
             Auth., Multiple Mode,
             Ser. A-3, VRDN*
             (LC; Royal Bank of Canada),
             3.25%, 12/1/98...............       500,000
    1,400  Lower Colorado River Auth. Tex. Rev.,
             Jr. Lien, Ser. 3rd Suppl., VRDN*
             (Insd.; MBIA),
             3.05%, 12/2/98...............     1,400,000
      500  Port Authority Navigation Dist.,
             Texaco Inc. Proj., VRDN*
             3.35%, 12/1/98...............       500,000
    1,050  Round Rock GO,
             Independent Sch. Dist., Ser. B,
             (Insd.; PSFG),
             7.00%, 8/1/99................     1,075,262
      500  Texas HEA, Ser. B, VRDN*
             (Insd.; FGIC),
             3.15%, 12/2/98...............       500,000
                                              ----------
                                              21,393,229
                                              ----------

---------------------------------------------------------
Principal
Amount
(000)                                           Value
--------------------------------------------------------
Utah--6.2%
           Intermountain Pwr. Agy.,
             (Insd.; AMBAC),
$   3,000    Ser. '85E,
             3.00%, 1/25/99...............    $3,000,000
    2,000    Ser. '85F,
             3.35%, 1/11/99...............     2,000,000
    2,600  Salt Lake Cnty. PCR,
             Service Station Holdings Proj.,
             Ser. B, VRDN*
             3.30%, 12/1/98...............     2,600,000
    2,000  Utah St. Brd. Regents SLR,
             Ser. L, VRDN*
             (Insd.; AMBAC),
             3.25%, 12/2/98...............     2,000,000
    1,000  Utah St. GO, Ser. 1998A,
             3.50%, 12/7/98...............     1,000,000
                                              ----------
                                              10,600,000
                                              ----------
Vermont--0.6%
    1,000  Vermont St. GO, Ser. B,
             5.00%, 1/15/99...............     1,002,046
                                              ----------

Virginia--0.6%
    1,000  Virginia St. PSA,
             Special Obligation, Henrico Cnty.,
             Sch. Financing Board,
             6.60%, 1/15/99 (A)...........     1,006,440
                                              ----------

Washington--1.2%
           Seattle City,
             Municipal Power & Light Rev.,
    1,000    3.00%, 2/4/99 ...............     1,000,000
    1,000    3.00%, 3/11/99 ..............     1,000,000
                                              ----------
                                               2,000,000
                                              ----------
Wisconsin--1.0%
    1,803  Wisconsin St. GO,
             3.00%, 1/19/99...............     1,803,000
                                              ----------

Total Investments
   (amortized cost--$162,897,340+)   94.8%  $162,897,340
Other Assets in Excess
   of Liabilities................     5.2      8,918,686
                                     -----  ------------

Total Net Assets.................    100.0% $171,816,026
                                     =====  ============

November 30, 1998
Schedules of Investments (continued)
California Municipal Portfolio

---------------------------------------------------------
Principal
Amount
(000)                                           Value
---------------------------------------------------------

California--96.5%
$     500  Alameda Contra Costa School FA,
             Capital Improvements,
             Ser. B, VRDN*
             (LC; Canadian Imperial
             Bank of Commerce),
             2.50%, 12/3/98...............     $ 500,000
      290  Alameda Cnty. IDA, Indl. Rev.,
             Intermountain Trading, VRDN*
             (LC; California St. Tchrs. Ret. Fd.),
             2.75%, 12/2/98...............       290,000
    1,800  Anaheim Ctfs. Partn.,
             1993 Ref. Projs., VRDN*
             (Insd.; AMBAC),
             2.60%, 12/2/98...............     1,800,000
    1,000  California Educational Facilities
             Auth. Rev., Stanford University,
             Ser. L-3, VRDN*
             2.45%, 12/2/98...............     1,000,000
           California HFFAR,
    1,075    Catholic Healthcare West,
             Ser. A, (Insd.; MBIA),
             4.50%, 7/1/99................     1,081,082
             Hosp. Adventist Hlth. Sys.,
             (Insd.; MBIA),
      100    Ser. A, VRDN*
             3.25%, 12/1/98...............       100,000
      500    Ser. B, VRDN*
             3.25%, 12/1/98...............       500,000
    2,000    Memorial Hlth. Svcs. Proj., VRDN*
             2.80%, 12/2/98...............     2,000,000
    2,000    St. Joseph Hlth. Sys.,
             Ser. B, VRDN*
             3.00%, 12/1/98...............     2,000,000
    1,050    Sutter Hlth., Ser. B,
             VRDN* (Insd.; AMBAC),
             3.00%, 12/1/98...............     1,050,000
           California PCFA, PCR,
    2,000    Homestake Mining Proj.,
             Ser. '84A, VRDN*
             (LC; Bank of Nova Scotia),
             2.65%, 12/2/98...............     2,000,000
      800    Pacific Gas & Elec.,
             Ser. B, VRDN*
             (LC; Deutsche Bank AG),
             3.35%, 12/1/98...............       800,000


---------------------------------------------------------
Principal
Amount
(000)                                           Value
---------------------------------------------------------
$   2,000  California PCFA, PCR, RRR,
             Wadham Energy Proj., Ser. C,
             VRDN* (LC; Banque de Paribas),
             3.70%, 12/2/98...............   $ 2,000,000
           California PCFA, SWDR,
             Shell Oil Co. Martinez Proj., VRDN*
      500    Ser. A,
             3.30%, 12/1/98...............       500,000
    2,300    Ser. B,
             3.30%, 12/1/98...............     2,300,000
    1,000  California SCD Auth. Multifamily Rev.,
             Greenback Manor Apts.,
             Ser. A, VRDN*
             (LC; East West Bank and FHLB),
             2.70%, 12/3/98...............     1,000,000
           California SCD Auth. Rev. Ctfs. Partn.,
      550    John Muir/Mt. Diablo Hlth.,
             VRDN* (Insd.; AMBAC),
             3.00%, 12/1/98...............       550,000
    1,000    St. Joseph Health Sys.
             Group Proj., VRDN*
             3.00%, 12/1/98...............     1,000,000
           California SCD Corp. Rev., ID,
             (LC; California St. Tchrs. Ret. Fd.),
      695    Florestone Prod. Proj., VRDN*
             2.80%, 12/2/98...............       695,000
    1,800    South Bay Circuits Proj., VRDN*
             2.80%, 12/2/98...............     1,800,000
      500    Staub Prod. Proj., Ser. A, VRDN*
             2.80%, 12/2/98...............       500,000
           California St. DWR,
             Water Rev., Ser. 1,
    1,562    2.70%, 12/4/98...............     1,562,000
    1,000    2.90%, 12/8/98...............     1,000,000
           California St. EDAR,
             Independent Sys. Proj.,
             (LC; Bank of America),
    1,000    Ser. A, VRDN*
             3.25%, 12/1/98...............     1,000,000
    1,950    Ser. D, VRDN*
             3.25%, 12/1/98...............     1,950,000
    1,000  California St. GO,
             2.90%, 1/14/99...............     1,000,000
    1,300  California St. RAN's,
             4.00%, 6/30/99...............     1,308,771
           City of Los Angeles TRAN's,
    2,000    4.00%, 6/30/99...............     2,004,800
      500    4.25%, 6/30/99...............       501,979

California Municipal Portfolio (cont'd.)

---------------------------------------------------------
Principal
Amount
(000)                                           Value
---------------------------------------------------------

California (cont'd.)
$   1,400  Fresno USD GO,
             Ser. D, (Insd.; FSA),
             4.50%, 2/1/99................   $ 1,401,823
    2,080  Irvine Pub. Facs. & Infrastructure,
             Auth. Lease Rev.,
             Capital Improvements Proj.,
             VRDN* (LC; Bayerische
             Vereinsbank AG),
             2.50%, 12/3/98...............     2,080,000
           Irvine Ranch WD,
      600    Ser. A, VRDN*
             (LC; Bank of America),
             3.10%, 12/1/98...............       600,000
      700    Construction Improvements Dist.,
             VRDN* (LC; Toronto-
             Dominion Bank),
             3.10%, 12/1/98...............       700,000
    3,000  Los Angeles Cnty. MTA,
             Second Subordinate STR,
             (LC; Canadian Imperial
             Bank of Commerce),
             3.00%, 1/15/99...............     3,000,000
    2,500  Los Angeles Cnty. TRAN's, Ser. A,
             4.50%, 6/30/99...............     2,511,550
    2,000  Los Angeles Dept. of Power
             & Water, (LC; Toronto-
             Dominion Bank),
             2.90%, 1/22/99...............     2,000,000
    2,500  Marin Cnty. TRAN's,
             4.50%, 6/30/99...............     2,513,245
    1,800  Orange Cnty. Improvement Board,
             Assessment Dist., VRDN*
             (LC; Societe Generale and
             Kredietbank NV),
             3.25%, 12/1/98...............     1,800,000
    1,000  Orange Cnty. Sanitation Dist.,
             Ser. C, VRDN*
             (Insd.; FGIC),
             3.20%, 12/1/98...............     1,000,000
    1,100  Orange Cnty. WD Ctfs. Partn.,
             Ser. B, VRDN*
             (LC; National Westminster Bank plc),
             3.00%, 12/1/98...............     1,100,000


---------------------------------------------------------
Principal
Amount
(000)                                           Value
---------------------------------------------------------
$   3,000  Sacramento MUD, Ser. I,
             (LC; Bayerische
             Landesbank Girozentrale),
             2.90%, 1/15/99...............   $ 3,000,000
    1,500  San Bernardino Cnty. TRAN's,
             4.50%, 9/30/99...............     1,518,854
           San Diego Cnty,
             Tietor Obligation, Ser. B1,
             (LC; Landesbank
             Hessen Thuringen),
    2,000    2.90%, 1/11/99...............     2,000,000
    2,500    3.00%, 12/9/98...............     2,500,000
    1,000  Santa Barbara Cnty. TRAN's,
             4.50%, 6/30/99...............     1,004,626
      872  Santa Clara Cnty. El Camino
             Dist. Hosp. FAR,
             Lease--VY Med. Ctr. Proj.,
             Ser. A, VRDN*
             (LC; Bayerische Vereinsbank AG),
             2.50%, 12/1/98...............       872,000
    1,200  Santa Clara Cnty. FAR,
             VMC Fac. Replacement Proj.,
             Ser. B, VRDN*
             2.75%, 12/2/98...............     1,200,000
      300  Stockton MFHR,
             Mariners Pointe Assoc., Ser. A,
             VRDN* (LC; Bank of America),
             2.95%, 12/2/98...............       300,000
    3,000  University of California,
             Board of Regents, Ser. A,
             3.00%, 12/7/98...............     3,000,000
                                              ----------
                                              67,895,730
                                              ----------

Puerto Rico--2.1%
    1,500  Puerto Rico Gov't. Dev. Bank,
             2.85%, 12/14/98 .............     1,500,000
                                              ----------

Total Investments
   (amortized cost--$69,395,730+).   98.6%  $ 69,395,730
Other Assets in Excess
   of Liabilities................     1.4        996,841
                                    -----     ----------

Total Net Assets ................   100.0%  $ 70,392,571
                                    =====     ==========

November 30, 1998
Schedules of Investments (continued)
New York Municipal Portfolio

---------------------------------------------------------
Principal
Amount
(000)                                           Value
---------------------------------------------------------
New York--94.7%
$   1,400  Babylon IDA, RRR,
             OFS Equity Babylon Proj.,
             VRDN* (LC; Union Bank
             of Switzerland),
             3.15%, 12/1/98...............   $ 1,400,000
    3,100  Battery Park City Auth. Rev.,
             6.50%, 5/1/99 (A)............     3,136,590
    1,002  Dutchess Cnty. GO,
             4.00%, 6/15/99...............     1,003,811
           Long Island Power Auth.,
             Elec. Sys. Rev.,
    1,000    Ser. 3, (LC; Westdeutsche
             Landesbank),
             3.10%, 1/7/99 ...............     1,000,000
      690    Sub. Ser. 6, VRDN*
             (LC; ABN-Amro Bank NV
             & Morgan Guaranty Trust),
             3.20%, 12/1/98 ..............       690,000
      500  Massapequa USD TRAN's,
             3.80%, 6/30/99 ..............       500,557
    1,000  Monroe Cnty. BAN's,
             4.00%, 7/23/99...............     1,002,475
    1,600  Monroe Cnty. GO,
             Public Improvements,
             4.75%, 3/1/99................     1,606,805
           MTA Transit Facilities BAN's,
             Special Obligation,
             Ser. CP1-Sub. Ser. B,
             (LC; ABN-Amro Bank NV),
    1,000    3.00%, 1/14/99 ..............     1,000,000
    3,000    3.05%, 2/5/99 ...............     3,000,000
    3,000  Nassau Cnty. GO,
             General Improvements,
             Ser. T, (Insd.; FGIC),
             5.125%, 9/1/99...............     3,039,164
           Nassau Cnty. IDA, VRDN*
             (LC; Morgan Guaranty Trust),
      500    Civic Facilities Rev.,
             Winthrop University Hosp. Proj.,
             3.30%, 12/1/98...............       500,000
    1,200    Research Facilities Rev.,
             Cold Spring Harbor Lab. Proj.,
             3.30%, 12/1/98...............     1,200,000
           New York City GO,
      250    Ser. B, VRDN*
             (Insd.; FGIC),
             3.50%, 12/1/98...............       250,000

---------------------------------------------------------
Principal
Amount
(000)                                           Value
---------------------------------------------------------
$     100    Ser. B-Sub. Ser. B5, VRDN*
             (Insd.; MBIA),
             3.35%, 12/1/98...............     $ 100,000
      900    Ser. B-Sub. Ser. B6, VRDN*
             (Insd.; MBIA),
             3.35%, 12/1/98...............       900,000
    1,000    Ser. B-Sub. Ser. B9,
             (Insd.; Chase Manhattan Bank),
             3.05%, 1/4/99................     1,000,000
      800    Sub. Ser. B2, VRDN*
             (LC; Morgan Guaranty Trust),
             3.50%, 12/1/98                      800,000
      600    Sub. Ser. B3, VRDN*
             (LC; Morgan Guaranty Trust),
             3.50%, 12/1/98...............       600,000
    3,000  New York City Mun. Asst. Corp.,
             Sub. Ser. K-3, VRDN*
             (LC; Landesbank Hessen),
             2.70%, 12/2/98...............     3,000,000
    1,440  New York City MWFA,
             Water & Sewer Sys. Rev.,
             Ser. A, VRDN* (Insd.; FGIC),
             3.75%, 12/1/98...............     1,440,000
    1,200  New York City Transitional FAR,
             Future Tax, Ser. C, VRDN*
             3.30%, 12/1/98...............     1,200,000
           New York City Trust CRR,
    2,000    Carnegie Hall Proj.,VRDN*
             (LC; Westdeutsche Landesbank),
             3.20%, 12/2/98...............     2,000,000
    1,700    Museum of Broadcasting Proj.,
             VRDN* (LC; Kredietbank NV),
             2.80%, 12/2/98...............     1,700,000
    1,400  New York City Water Finance,
             Ser. 5B,
             3.25%, 12/7/98...............     1,400,000
    1,000  New York City Water & Sewer,
             Ser. 4, (LC; Westdeutsche
             Landesbank),
             3.10%, 1/7/99................     1,000,000
           New York St. DAR,
      500    Cornell University,
             Ser. B, VRDN*
             3.30%, 12/1/98...............       500,000
             Memorial Sloan-Kettering Cancer
             Center, (LC; Chase Manhattan Bank),
             Ser. 1989 A,
    2,300    2.90%, 1/21/99...............     2,300,000
    1,000    3.40%, 12/7/98...............     1,000,000

New York Municipal Portfolio (cont'd.)
---------------------------------------------------------
Principal
Amount
(000)                                           Value
---------------------------------------------------------
New York (cont'd.)
$   1,325    Metropolitan Museum of Art Proj.,
             Ser. B, VRDN*
             2.80%, 12/2/98...............   $ 1,325,000
      505    Miriam Osborn Memorial Home Proj.,
             Ser. A, VRDN*
             (LC; Banque de Paribas),
             2.90%, 12/2/98...............       505,000
           New York St. EFC,
    2,000    Ser. 1992A, 3.35%, 12/3/98...     2,000,000
    1,000    Ser. 1992A, 3.40%, 12/1/98...     1,000,000
    1,500    Ser. 1997A, 3.15%, 1/8/99....     1,500,000
    3,000  New York St. ERDA, Gas Facilities Rev.,
             Brooklyn Union Gas Proj.,
             Ser. A2, VRDN*
             (Insd.; MBIA),
             3.05%, 12/2/98...............     3,000,000
           New York St. ERDA, PCR,
    1,100    New York St. Elec. & Gas Proj.,
             Ser. D, VRDN*
             (LC; First National
             Bank of Chicago),
             3.10%, 12/1/98...............     1,100,000
             Niagara Mohawk Power Corp.
             Proj., VRDN*
      300    (LC; Morgan Guaranty Trust),
             3.80%, 12/1/98...............       300,000
    1,100    Ser. A,
             (LC; Toronto-Dominion Bank),
             3.30%, 12/1/98...............     1,100,000
      600    Ser. B,
             (LC; Morgan Guaranty Trust),
             3.80%, 12/1/98...............       600,000
      500    Ser. C,
             (LC; Canadian Imperial
             Bank of Commerce),
             3.35%, 12/1/98...............       500,000
    1,300    Rochester Gas & Elec. Co. Proj.,
             Ser. A, VRDN*
             (Insd.; MBIA),
             2.80%, 12/2/98...............     1,300,000


---------------------------------------------------------
Principal
Amount
(000)                                           Value
---------------------------------------------------------
           New York St. GO, Ser. U,
$     900    2.90%, 12/3/98...............     $ 900,000
    1,500    3.05%, 2/5/99................     1,500,000
    2,800  New York St. HFA,
             Service Contract Obligation Rev.,
             Ser. A, VRDN*
             (LC; Commerzbank AG),
             2.85%, 12/2/98...............     2,800,000
           New York St. JDA, VRDN*
    1,240    Ser. A1-A13,
             3.15%, 12/1/98...............     1,240,000
      995    Ser. B1-B21,
             3.15%, 12/1/98...............       995,000
           New York St. LGAC,
    1,600    Ser. D, VRDN*
             (LC; Societe Generale),
             2.70%, 12/2/98...............     1,600,000
    1,500    Ser. E, VRDN*
             (LC; Canadian Imperial
             Bank of Commerce),
             2.65%, 12/2/98...............     1,500,000
           New York St. PAR,
    1,000    (LC; Commerzbank),
             3.00%, 2/9/99 ...............     1,000,000
    3,000    Ser. 4,
             3.15%, 1/19/99 ..............     3,000,000
           New York St. Thruway Auth.,
    1,560    Emergency Highway,
             Construction & Reconstruction,
             Ser. A, (Insd.; FSA),
             5.75%, 3/1/99 ...............     1,570,476
    1,100    General Rev.,
             VRDN* (LC; FGIC),
             3.35%, 12/1/98 ..............     1,100,000
      456  Niagara Cnty. IDA, IDR,
             Pyron Corp. Proj., VRDN*
             (LC; Chase Manhattan Bank),
             3.20%, 12/2/98...............       456,000
           Port Auth. of New York & New Jersey,
      875    3.00%, 2/12/99...............       875,000
             Versatile Structure Obl.,
    1,700    Ser. 2, VRDN*
             3.25%, 12/1/98...............     1,700,000
      700    Ser. 5, VRDN*
             3.35%, 12/1/98...............       700,000
    1,287  Rockland Cnty. GO,
             4.00%, 5/1/99 ...............     1,292,284

November 30, 1998
Schedules of Investments (continued)

---------------------------------------------------------
Principal
Amount
(000)                                           Value
---------------------------------------------------------
$   2,000  Sachem Central School Dist.
             Holbrook TAN's,
             4.00%, 6/25/99 ..............   $ 2,004,338
    1,000  Saint Lawrence Cnty. IDA, EIR,
             Reynolds Metals Co. Proj., VRDN*
             (LC; Royal Bank of Canada),
             3.20%, 12/2/98...............     1,000,000
      495  Schenectady GO,
             Public Improvements,
             (Insd.; AMBAC),
             4.90%, 5/15/99 ..............       497,391
    1,000  Suffolk Cnty. IDA, IDR,
             Nissequogue Cogen Ptnrs. Proj.,
             VRDN* (LC; Toronto-
             Dominion Bank),
             2.95%, 12/2/98...............     1,000,000


---------------------------------------------------------
Principal
Amount
(000)                                           Value
---------------------------------------------------------
$     450  Wallkill IDA, PCR,
             Reynolds Metals Co. Proj.,
             VRDN* (LC; Dresdner
             Bank AG),
             3.40%, 12/2/98...............   $   450,000
                                              ----------
                                              79,679,891
                                              ----------

Puerto Rico--1.2%
    1,000  Puerto Rico Gov't. Dev. Bank,
             2.90%, 12/17/98 .............     1,000,000
                                              ----------
Total Investments
   (amortized cost--$80,679,891+).    95.9%  $80,679,891
Other Assets in Excess
   of Liabilities................      4.1     3,468,414
                                     -----    ----------
Total Net Assets.................    100.0%  $84,148,305
                                     =====    ==========

----------
+ Federal income tax basis of portfolio securities is the same as for financial reporting purposes.

* Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specified date (such as a coupon date or interest payment date). Maturity date shown is date of next rate change.

** Floating rate securities are instruments whose interest rates vary with changes in a designated base rate (such as the prime interest rate). Maturity date shown reflects the later of the next interest rate date or the next put date.

(A)Pre-refunded to the date shown. Collateralized by U.S. Government securities and cash which are held in escrow and are used to pay principal and interest and to retire the bonds in full at the earliest refunding date.

See accompanying notes to financial statements.

General Abbreviations:

ADApartment Development
AIR           Airport Improvement Revenue
AMBAC         American Mortgage Bond Assurance Corporation
BAN           Bond Anticipation Note
BFA           Business Finance Authority
CDR           Community Development Revenue
CFR           Civic Facility Revenue
CRR           Cultural Resources Revenue
CS            Credit Support
DA            Development Authority
DAR           Dormitory Authority Revenue
DWR           Department of Water Resources
EDA           Economic Development Authority
EDAR          Economic Development Authority Revenue
EDFAR         Economic Development Financing
                Authority Revenue
EDR           Economic Development Revenue
EEIR          Education Equipment & Improvement Revenue
EFAR          Educational Facilities Authority Revenue
EFC           Environmental Facilities Corporation
EFR           Electric Facilities Revenue
EIERA         Environmental Improvement & Energy
                Resource Authority
EIR           Environment Improvement Revenue
ELR           Educational Loan Revenue
ERDA          Energy Research & Development Authority
FA            Finance Authority
FAGR          Finance Agency Revenue
FAR           Finance Authority Revenue
FGIC          Financial Guaranty Insurance Corporation
FSA           Financial Security Assurance
GAR           General Authority Revenue
GFR           General Fund Revenue
GO            General Obligation
HAR           Hospital Authority Revenue
HDA           Housing Development Authority
HEA           Higher Education Authority
HEAA          Higher Education Assistance Revenue
HEL           Higher Education Loan
HF            Housing Finance
HFA           Housing Finance Authority
HFAMR         Housing Finance Agency Mortgage Revenue
HFASFR        Housing Finance Authority Single Family Revenue
HFC           Housing Finance Committee
HFDCR         Health Facilities Development Corporation Revenue
HFF           Health Facilities Financing
HFFAR         Health Facilities Financing Authority Revenue
HFR           Health Facilities Revenue
HHEFAR        Health & Higher Educational Facilities
                Authority Revenue
HR            Hospital Revenue
HMFA          Housing Mortgage Finance Authority
HMFC          Housing Mortgage Finance Corporation
ID            Industrial Development
IDA           Industrial Development Agency
IDB           Industrial Development Board
IDR           Industrial Development Revenue
IFA           Industrial Finance Agency
JDA           Job Development Authority
LC            Letter of Credit
LGAC          Local Government Assistance Corp.
MBIA          Municipal Bond Investors Assurance
MFA           Municipal Finance Authority
MFHR          Multiple Family Housing Revenue
MMR           Multiple Family Mortgage Revenue
MTA           Metropolitan Transportation Authority
MUD           Municipal Utility District
MUDER         Municipal Utility District Electric Revenue
MWFA          Municipal Water Finance Authority
MWFSSR        Municipal Water Finance Sewer System Revenue
PAR           Power Authority Revenue
PCC           Pollution Control Corporation
PCFA          Pollution Control Financing Authority
PCFR          Pollution Control Facilities Revenue
PCR           Pollution Control Revenue
PFA           Public Facility Authority
PPA           Public Power Authority
PPR           Public Power Revenue
PSA           Public School Authority
PSFG          Permanent School Fund Guaranty
PSR           Power Supply Revenue
RAN           Revenue Anticipation Note
RRR           Resource Recovery Revenue
SCD           Statewide Communities Development
SLMA          Student Loan Marketing Association
SLR           Student Loan Revenue
STR           Sales Tax Revenue
SWDR          Solid Waste Disposal Revenue
TA            Transportation Authority
TAN           Tax Anticipation Note
TRAN          Tax Revenue Anticipation Note
USD           Unified School District
WD            Water District
WDA           Waste Disposal Authority

November 30, 1998
Statements of Assets and Liabilities

                                                                                  General       California        New York
                                               Primary          Government       Municipal       Municipal        Municipal
                                              Portfolio         Portfolio        Portfolio       Portfolio        Portfolio
                                              ---------         ---------        ---------       ---------        ---------
Assets
   Investments, at value
     (amortized cost --
     $2,515,901,430, $111,353,077,
     $162,897,340, $69,395,730 and
     $80,679,891, respectively).....        $2,515,901,430   $  111,353,077   $  162,897,340   $  69,395,730    $  80,679,891
   Cash.............................               150,239           88,863           63,560          87,518           64,712
   Receivable from investments called                   --               --        6,100,000              --               --
   Receivable from investments sold.                    --               --               --              --        1,500,000
   Receivable from capital stock sold           54,477,950          862,853       1,775,899          576,116        1,668,420
   Interest receivable..............             6,284,036           55,911        1,152,865         409,718          340,163
   Prepaid expenses and other assets               119,769           13,730           15,945           4,436            4,430
                                            --------------   --------------   --------------   -------------    -------------
   Total Assets.....................         2,576,933,424      112,374,434      172,005,609      70,473,518       84,257,616
                                            --------------   --------------   --------------   -------------    -------------

Liabilities
   Payable for capital stock redeemed              171,814           30,618              400              --           10,379
   Investment advisory fee payable..               114,457            6,105            9,006           3,858            4,568
   Distribution fee payable.........                70,166            3,087            4,699           1,929            2,284
   Dividends payable................             3,427,026          146,324          123,344          44,640           54,957
   Other payables and accrued
     expenses.......................               711,307           42,391           52,134          30,520           37,123
                                            --------------   --------------   --------------   -------------    -------------
   Total Liabilities................             4,494,770          228,525          189,583          80,947          109,311
                                            --------------   --------------   --------------   -------------    -------------
   Total Net Assets.................        $2,572,438,654   $  112,145,909   $  171,816,026   $  70,392,571    $  84,148,305
                                            ==============   ==============   ==============   =============    =============

Composition of Net Assets
   Par value ($.0001 per share,
     10 billion shares
     authorized for each portfolio).        $      257,248   $       11,217   $       17,191   $       7,042    $       8,417
   Paid-in-capital in excess of par.         2,572,182,062      112,134,432      171,850,296      70,416,976       84,164,483
   Accumulated net realized gain
     (loss) on investments..........                  (656)             260          (51,461)        (31,447)         (24,595)
                                            --------------   --------------   --------------   -------------    -------------
   Total Net Assets.................        $2,572,438,654   $  112,145,909   $  171,816,026   $  70,392,571    $  84,148,305
                                            ==============   ==============   ==============   =============    =============

   Shares outstanding...............         2,572,478,480      112,167,842      171,909,991      70,424,019       84,172,900
                                            --------------   --------------   --------------   -------------    -------------
   Net asset value per share........                 $1.00            $1.00            $1.00           $1.00            $1.00
                                            ==============   ==============   ==============   =============    =============


See accompanying notes to financial statements.

Year ended November 30, 1998
Statements of Operations

                                                                                  General       California        New York
                                               Primary          Government       Municipal       Municipal        Municipal
                                              Portfolio         Portfolio        Portfolio       Portfolio        Portfolio
                                              ---------         ---------        ---------       ---------        ---------

Investment Income
   Interest.........................          $126,036,448      $ 5,204,436      $ 5,719,947     $ 2,125,059      $ 2,616,666
                                            --------------   --------------   --------------   -------------    -------------

Operating Expenses
   Investment advisory fee..........             9,186,601          471,925          777,022         321,580          381,464
   Distribution fee.................             5,616,626          236,677          403,901         160,790          190,732
   Transfer and dividend
     disbursing agent fees..........             1,521,988           44,715           59,897          20,948           50,822
   Administrative services fee......             1,109,614           44,808           79,380          31,986           33,704
   Shareholder services fee.........               451,367           20,236           33,375          12,847           17,732
   Registration fees................               175,567           17,522           30,531           2,567            2,075
   Custodian fees...................               157,853           35,041           43,038          14,943           18,017
   Reports and notices to
     shareholders...................               146,025            3,140            4,711           1,570            1,570
   Audit fees.......................                47,862           14,372           14,636          14,290           14,297
   Directors' fees and expenses.....                33,961           27,230           27,248          27,219           27,224
   Legal fees.......................                31,784            1,304            2,220             874            1,013
   Miscellaneous....................               134,684            7,809           10,333           4,274            5,994
                                            --------------   --------------   --------------   -------------    -------------
     Total operating expenses.......            18,613,932          924,779        1,486,292         613,888          744,644
     Less: Investment advisory
        fee waived..................                    --           (1,581)              --              --               --

     Less: Expenses offset..........               (48,672)          (3,774)          (6,955)         (4,260)          (4,302)
                                            --------------   --------------   --------------   -------------    -------------
     Net operating expenses.........            18,565,260          919,424        1,479,337         609,628          740,342
                                            --------------   --------------   --------------   -------------    -------------
        Net investment income.......           107,471,188        4,285,012        4,240,610       1,515,431        1,876,324
   Net realized gain (loss)
     on investments.................                   449              523             (709)             --               --
                                            --------------   --------------   --------------   -------------    -------------
Net increase in net assets
   resulting from operations........          $107,471,637      $ 4,285,535      $ 4,239,901     $ 1,515,431      $ 1,876,324
                                            ==============   ==============   ==============   =============    =============


See accompanying notes to financial statements.

Statements of Changes in Net Assets


                                             Primary Portfolio               Government Portfolio
                                     --------------------------------  --------------------------------
                                          Year ended November 30,           Year ended November 30,
                                     ---------------------------------  --------------------------------
                                           1998              1997            1998             1997
                                     ----------------   --------------  --------------  ---------------
Operations
  Net investment income ............ $    107,471,188   $   91,488,606  $    4,285,012   $   4,459,722
  Net realized gain (loss)
   on investments .................               449           (1,017)            523            (125)
                                     ----------------   --------------  --------------  ---------------

  Net increase in net assets
   resulting from operations .....        107,471,637       91,487,589       4,285,535       4,459,597
                                     ----------------   --------------  --------------  ---------------


Dividends and Distributions
  to Shareholders
  Net investment income ............     (107,471,188)     (91,488,606)     (4,285,012)     (4,459,722)
  Net realized gains ...............               --               --              --              --
                                     ----------------   --------------  --------------  ---------------
   Total dividends and
    distributions to shareholders...     (107,471,188)     (91,488,606)     (4,285,012)     (4,459,722)


Capital Stock Transactions

  Net proceeds from sales ..........   14,416,847,565   13,181,820,880     642,903,095     654,106,085
  Reinvestment of dividends
    and distributions ..............      106,839,942       90,685,550       4,257,414       4,444,709
  Cost of shares redeemed ..........  (14,117,821,757) (12,818,513,719)   (634,993,342)   (659,707,954)
                                     ----------------   --------------  --------------  ---------------
    Net increase (decrease) in
    net assets from capital stock
    transactions ...................      405,865,750      453,992,711      12,167,167      (1,157,160)

  Total increase (decrease) in
    net assets .....................      405,866,199      453,991,694      12,167,690      (1,157,285)


Net Assets
  Beginning of year ................    2,166,572,455    1,712,580,761      99,978,219     101,135,504
  End of year ...................... $  2,572,438,654   $2,166,572,455  $  112,145,909  $   99,978,219
                                     ================   ==============  ==============  ===============

                                        General Municipal Portfolio    California Municipal Portfolio  New York Municipal Portfolio
                                     --------------------------------  ------------------------------  ----------------------------
                                          Year ended November 30,          Year ended November 30,       Year ended November 30,
                                     --------------------------------  ------------------------------  ----------------------------
                                           1998             1997            1998            1997           1998           1997
                                     ----------------  --------------  --------------  --------------  -------------  -------------
Operations
  Net investment income ............ $      4,240,610  $    3,642,482  $    1,515,431  $    1,517,212  $   1,876,324  $   1,701,134
  Net realized gain (loss)
   on investments ..................             (709)         (1,853)             --            (593)            --           (794)
                                     ----------------  --------------  --------------  --------------  -------------  -------------
   Net increase in net assets
    resulting from operations ......        4,239,901       3,640,629       1,515,431       1,516,619      1,876,324      1,700,340
                                     ----------------  --------------  --------------  --------------  -------------  -------------

Dividends and Distributions
 to Shareholders
 Net investment income..............       (4,240,610)     (3,642,482)     (1,515,431)     (1,517,212)    (1,876,324)    (1,701,134)
 Net realized gains.................               --              --              --              --             --             --
                                     ----------------  --------------  --------------  --------------  -------------  -------------
   Total dividends and
      distributions to shareholders.       (4,240,610)     (3,642,482)     (1,515,431)     (1,517,212)    (1,876,324)    (1,701,134)
                                     ----------------  --------------  --------------  --------------  -------------  -------------

Capital Stock Transactions
 Net proceeds from sales ...........    1,032,098,542     910,670,497     429,969,028     389,323,623    500,835,718    452,234,876
 Reinvestment of dividends
   and distributions ...............        4,223,116       3,612,892       1,513,776       1,513,811      1,879,639      1,646,954
 Cost of shares redeemed ...........   (1,001,476,568)   (899,591,683)   (416,803,566)   (388,484,165)  (491,805,768)  (440,638,442)
                                     ----------------  --------------  --------------  --------------  -------------  -------------
   Net increase (decrease) in
    net assets from capital stock
    transactions ...................       34,845,090      14,691,706      14,679,238       2,353,269     10,909,589     13,243,388
                                     ----------------  --------------  --------------  --------------  -------------  -------------
 Total increase (decrease) in
   net assets.......................       34,844,381      14,689,853      14,679,238       2,352,676     10,909,589     13,242,594

Net Assets
 Beginning of year .................      136,971,645     122,281,792      55,713,333      53,360,657     73,238,716     59,996,122
                                     ----------------  --------------  --------------  --------------  -------------  -------------
 End of year ....................... $    171,816,026  $  136,971,645  $   70,392,571  $   55,713,333  $  84,148,305  $  73,238,716
                                     ================  ==============  ==============  ==============  =============  =============


See accompanying notes to financial statements.

November 30, 1998

Notes to Financial Statements

1. Organization and Significant Accounting Policies

     OCC Cash Reserves (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund has five portfolios: the Primary Portfolio ("Primary"), the Government Portfolio ("Government"), the General Municipal Portfolio ("General"), the California Municipal Portfolio ("California") and the New York Municipal Portfolio ("New York"). Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. OpCap Advisors (the "Adviser") and OCC Distributors (the "Distributor"), both subsidiaries of Oppenheimer Capital, serve as each Portfolio's adviser and distributor, respectively.

     The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the financial statements:

     (a) Valuation of Investments

     Each Portfolio values its investments on the basis of amortized cost which approximates market value. The amortized cost method involves valuing a security at cost on the date of purchase and thereafter assuming a constant dollar amortization to maturity of the difference between the principal amount due at maturity and the initial cost of the security.

     (b) Federal Income Taxes

     Each Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributes substantially all of its taxable and non-taxable income to its shareholders; accordingly, no Federal income tax provision is required.

     (c) Securities Transactions and Other Income

     Securities transactions are accounted for on the trade date. Cost of securities sold is determined on the basis of identified cost. Interest income is accrued as earned. Premiums are amortized and discounts are accreted to interest income over the lives of the respective securities.

     (d) Dividends and Distributions

     Dividends from net investment income are declared daily and paid monthly by each Portfolio. Distributions of net realized capital gains, if any, are declared and paid at least annually by each Portfolio.

     (e) Repurchase Agreements

     Each Portfolio may enter into repurchase agreements as part of its investment program. The Portfolios' custodian takes possession of the collateral pledged by the counterparty. The collateral is marked-to-market daily to ensure that the value, plus accrued interest, is at least equal to the repurchase price. In the event of default of the obligor to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     (f) Expense Allocations

     Expenses specifically identifiable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all applicable Portfolios or on another reasonable basis.

     (g) Expenses Offset

     The Fund benefits from expense offset arrangements with its custodian bank and transfer agent where uninvested cash balances earn credits that reduce monthly expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

     (h) Directors' Fees and Expenses

     On October 19, 1998, the Fund adopted a retirement plan that provides for payments upon retirement to independent directors based on the average annual compensation paid to them during their five highest paid years of service. An independent director must serve for a minimum of seven years (or such lesser period as may be approved by the board) to become eligible to receive benefits. The effective date of the retirement plan is December 1, 1998, therefore, no expenses have been accrued for the year ended November 30, 1998.

2. Investment Advisory Fee and Distribution Fee

     (a) Under the Investment Advisory Agreement, each Portfolio pays the Adviser a monthly investment advisory fee at the annual rate of .50% on the first $100 million of average daily net assets, .45% on the next $200 million of average daily net assets, and .40% on average daily net assets in excess of $300 million. The Adviser is contractually obligated to waive its fees and/or reimburse operating expenses to the extent that total operating expenses of a Portfolio exceed 1.00% of its average daily net assets (net of expenses offset) for any fiscal year. For the year ended November 30, 1998, the Adviser waived $1,581 in investment advisory fees for Government.

     (b) Under the Distribution Assistance Plan, each Portfolio pays the Adviser a monthly fee at an annual rate of .25% of its average daily net assets and the Adviser uses such amounts in their entirety for (i) payments to broker-dealers, banks and other financial intermediaries for their distribution assistance provided to the Portfolio and (ii) otherwise promoting the sale of shares of the Fund.

3. Purchases and Sales of Securities

     For the year ended November 30, 1998, purchases and sales/maturities of investment securities were: Primary $17,067,449,527 and $16,813,395,669, respectively; Government $1,885,667,319 and $1,878,886,974, respectively; General $819,750,745 and $791,622,166, respectively; California $323,225,562 and
$308,194,000,   respectively;   and  New  York  $408,422,740  and  $400,246,025,
respectively. 4. Financial Instruments and Associated Risks

     Each Portfolio invests in issues with a remaining maturity of thirteen months or less and are rated high quality by a nationally recognized statistical rating organization or, if not rated, are judged by the Adviser to be of comparable quality. Primary maintains portfolio diversification to reduce investment risk by not investing more than 25% of its total assets in securities of issuers conducting their principal business activities in any one industry, except that under normal circumstances at least 25% of its total assets will be invested in bank obligations. At November 30, 1998, major industry concentrations were as follows: Banking--32.8%, Finance--13.9%,
Automotive--11.6%, Sovereign--9.1% and U.S. Government Agencies--7.5%. Government's portfolio is concentrated in issues of, or guaranteed by, the U.S. Government and/or its agencies and is diversified with respect to its investments in repurchase agreements. General maintains a diversified portfolio of short-term obligations issued by states, territories and possessions of the United States and by the District of Columbia and by their political subdivisions and duly constituted authorities. California and New York maintain portfolios of short-term obligations issued by the States of California and New York, respectively, and their political subdivisions. Effective July 1, 1998, and in accordance with Rule 2a-7, as amended, single state funds were required to be diversified with respect to 75% of their total assets. Accordingly, California and New York maintain diversified portfolios with respect to 75% of their total assets. Issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state, region or industry. Certain short-term debt obligations held by the Portfolios may be entitled to the benefit of standby letters of credit or other guarantees of banks or other financial institutions.

5. Capital Loss Carryforward

     At November 30, 1998, accumulated net realized capital loss carryforwards available as a reduction against future net realized capital gains for Federal income tax purposes were: Primary--$656 which will expire in 2005. General--$51,461 of which $1,302 will expire in 1999, $13,801 will expire in 2000, $299 will expire in 2001, $33,497 will expire in 2003, $1,853 will expire in 2005 and $709 will expire in 2006. General had $29,512 in capital loss carryforwards expire on November 30, 1998. Such amount has been reclassed to additional paid-in capital to reflect General's federal tax cost basis of available accumulated realized capital loss carryforwards. California--$31,447 of which $730 will expire in 1999, $5,856 will expire in 2000, $1,137 will expire in 2001, $13,827 will expire in 2003, $9,304 will expire in 2004 and $593 will expire in 2005 and New York--$24,595 of which $3,198 will expire in 2000, $934 will expire in 2001, $19,669 will expire in 2003 and $794 will expire in 2005. Primary and Government utilized $449 and $263, respectively, of capital loss carryforwards for the year ended November 30, 1998. To the extent that these capital loss carryforwards are used to offset future net realized capital gains, the gains offset will not be distributed to shareholders.

Financial Highlights (For a share outstanding throughout each year)

                                               Income From                                           Dividends
                                            Investment Operations                               And Distributions
                          ---------------------------------------------------------  -------------------------------------------
                                                                                      Dividends to
                           Net Asset                       Net            Total       Shareholders    Distributions      Total
                             Value,          Net         Realized      Income from      from Net     to Shareholders  Dividends and
                           Beginning     Investment     Gain/(Loss)     Investment     Investment        from Net     Distributions
                            of Year        Income     on Investments    Operations       Income      Realized Gains  to Shareholders

Primary Portfolio
Year ended Nov. 30, 1998  $    1.000    $    0.048    $    0.000       $    0.048    ($   0.048)            --       ($ 0.048)
Year ended Nov. 30, 1997       1.000         0.047        (0.000)           0.047        (0.047)            --         (0.047)
Year ended Nov. 30, 1996       1.000         0.046        (0.000)           0.046        (0.046)    ($   0.000)        (0.046)
Year ended Nov. 30, 1995       1.000         0.051         0.000            0.051        (0.051)        (0.000)        (0.051)
Year ended Nov. 30, 1994       1.000         0.032         0.000            0.032        (0.032)        (0.000)        (0.032)

Government Portfolio

Year ended Nov. 30, 1998  $    1.000    $    0.045    $    0.000       $    0.045    ($   0.045)            --
Year ended Nov. 30, 1997       1.000         0.045        (0.000)           0.045        (0.045)            --         (0.045)
Year ended Nov. 30, 1996       1.000         0.044        (0.000)           0.044        (0.044)    ($   0.000)        (0.044)
Year ended Nov. 30, 1995       1.000         0.049         0.000            0.049        (0.049)        (0.000)        (0.049)
Year ended Nov. 30, 1994       1.000         0.031         0.000            0.031        (0.031)            --         (0.031)

                                                                                Ratios to
                                                                           Average Net Assets
                          Net Asset                    Net Assets      --------------------------
                            Value                        End of            Net             Net
                            End of            Total       Year          Operating      Investment
                             Year            Return*    (millions)      Expenses(3)      Income
Primary Portfolio
Year ended Nov. 30, 1998  $    1.000          4.90%    $  2,572.4          0.83%(2)      4.78%(2)
Year ended Nov. 30, 1997       1.000          4.85%       2,166.6          0.85%         4.75%
Year ended Nov. 30, 1996       1.000          4.69%       1,712.6          0.91%         4.60%
Year ended Nov. 30, 1995       1.000          5.19%       1,671.1          0.94%         5.07%
Year ended Nov. 30, 1994       1.000          3.26%       1,453.8          0.91%         3.21%

Government Portfolio

Year ended Nov. 30, 1998  $    1.000          4.63%    $    112.1          0.98%(1,2)    4.53%(1,2)
Year ended Nov. 30, 1997       1.000          4.60%         100.0          0.98%(1)      4.51%(1)
Year ended Nov. 30, 1996       1.000          4.51%         101.1          1.00%(1)      4.41%(1)
Year ended Nov. 30, 1995       1.000          5.02%         108.6          1.00%(1)      4.91%(1)
Year ended Nov. 30, 1994       1.000          3.12%         113.2          0.95%(1)      3.08%(1)


(1) During the years noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.97% and 4.52%, respectively, for the year ended November 30, 1998, 0.99% and 4.50%, for the year ended November 30, 1997, 1.00% and 4.41%, respectively, for the year ended November 30, 1996, 1.02% and 4.89%, respectively, for the year ended November 30, 1995, and 0.97% and 3.06%, respectively, for the year ended November 30, 1994.

---------------------------
(2) Average net assets for the year ended November 30, 1998 were $2,246,650,283 and $94,670,967 for the Primary and Government Portfolios, respectively.
(3) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits (See Note 1g in Notes to Financial Statements).

*Assumes reinvestment of all dividends and distributions.

Income from Investment Operations


                                                                                       Dividends to
                            Net Asset                       Net            Total       Shareholders
                              Value,          Net         Realized      Income from      from Net
                            Beginning     Investment     Gain/(Loss)     Investment     Investment
                             of Year        Income     on Investments    Operations       Income
General Municipal Portfolio

Year ended Nov. 30, 1998    $    1.000  $    0.026    ($   0.000)    $     0.026    ($   0.026)
Year ended Nov. 30, 1997         1.000       0.027        (0.000)          0.027        (0.027)
Year ended Nov. 30, 1996         1.000       0.025         0.000           0.025        (0.025)
Year ended Nov. 30, 1995         1.000       0.031         0.000           0.031        (0.031)
Year ended Nov. 30, 1994         1.000       0.020        (0.000)          0.020        (0.020)

                                                                                     Ratios to Average Net Assets
                                          Net Asset                    Net Assets,  -----------------------------
                               Capital      Value                        End of           Net             Net
                            Contribution   End of         Total           Year         Operating       Investment
                             by Adviser     Year          Return*      (millions)      Expenses(3)       Income
General Municipal Portfolio

Year ended Nov. 30, 1998            --  $    1.000         2.66%     $     171.8         0.92%(2)      2.62%(2)
Year ended Nov. 30, 1997            --       1.000         2.74%           137.0         0.96%(1)      2.70%(1)
Year ended Nov. 30, 1996            --       1.000         2.56%           122.3         0.99%(1)      2.53%(1)
Year ended Nov. 30, 1995            --       1.000         3.11%           116.0         0.93%(1)      3.07%(1)
Year ended Nov. 30, 1994            --       1.000         2.04%           108.7         0.90%(1)      2.01%(1)


(1) During the years noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.96% and 2.70%, respectively, for the year ended November 30, 1997, 0.99% and 2.53%, respectively, for the year ended November 30, 1996, 1.02% and 2.98%, respectively, for the year ended
     November 30, 1995 and 1.01% and 1.90%, respectively, for the year ended November 1994.

                                                                                       Dividends to
                            Net Asset                       Net            Total       Shareholders
                              Value,          Net         Realized      Income from      from Net
                            Beginning     Investment     Gain/(Loss)     Investment     Investment
                             of Year        Income     on Investments    Operations       Income
California Municipal Portfolio

Year ended Nov. 30, 1998    $    1.000  $    0.024            --     $     0.024    ($      0.024)
Year ended Nov. 30, 1997         1.000       0.026    ($   0.000)          0.026           (0.026)
Year ended Nov. 30, 1996         1.000       0.024            --           0.024           (0.024)
Year ended Nov. 30, 1995         1.000       0.031        (0.008)          0.023           (0.031)
Year ended Nov. 30, 1994         1.000       0.020        (0.000)          0.020           (0.020)



                                          Net Asset                    Net Assets,
                               Capital      Value                        End of           Net             Net
                            Contribution   End of         Total           Year         Operating       Investment
                             by Adviser     Year          Return*      (millions)      Expenses(3)       Income
California Municipal Portfolio

Year ended Nov. 30, 1998            --  $    1.000          2.39%    $      70.4         0.95%(2)      2.36%(2)
Year ended Nov. 30, 1997            --       1.000          2.68%           55.7         0.90%(1)      2.64%(1)
Year ended Nov. 30, 1996            --       1.000          2.42%           53.4         0.85%(1)      2.42%(1)
Year ended Nov. 30, 1995    $    0.008       1.000          3.10%           75.9         0.82%(1)      3.05%(1)
Year ended Nov. 30, 1994            --       1.000          1.99%           61.3         0.85%(1)      1.99%(1)


(1) During the years noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.96% and 2.58%, respectively, for the year ended November 30, 1997, 0.97% and 2.30%, respectively, for the year ended November 30, 1996, 0.95% and 2.92%, respectively, for the year ended
     November 30, 1995 and 0.97% and 1.87%, respectively, for the year ended November 1994.

                                                                                           Dividends to
                                Net Asset                       Net            Total       Shareholders
                                  Value,          Net         Realized      Income from      from Net
                                Beginning     Investment     Gain/(Loss)     Investment     Investment
                                 of Year        Income     on Investments    Operations       Income
New York Municipal Portfolio

Year ended Nov. 30, 1998        $1.000         $0.025              --         $0.025         ($0.025)
Year ended Nov. 30, 1997         1.000          0.026         ($0.000)         0.026          (0.026)
Year ended Nov. 30, 1996         1.000          0.025              --          0.025          (0.025)
Year ended Nov. 30, 1995         1.000          0.030           0.000          0.030          (0.030)
Year ended Nov. 30, 1994         1.000          0.019          (0.000)         0.019          (0.019)



                                          Net Asset                    Net Assets,
                               Capital      Value                        End of           Net             Net
                            Contribution   End of         Total           Year         Operating       Investment
                             by Adviser     Year          Return*      (millions)      Expenses(3)       Income
New York Municipal Portfolio

Year ended Nov. 30, 1998            --  $    1.000          2.50%    $      84.1         0.98%(2)       2.46%(2)
Year ended Nov. 30, 1997            --       1.000          2.66%           73.2         0.98%(1)       2.63%(1)
Year ended Nov. 30, 1996            --       1.000          2.50%           60.0         0.97%(1)       2.45%(1)
Year ended Nov. 30, 1995            --       1.000          3.07%           52.3         0.79%(1)       3.02%(1)
Year ended Nov. 30, 1994            --       1.000          1.92%           48.0         0.82%(1)       1.90%(1)

(1) During the years noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.98% and 2.62%, respectively, for the year ended November 30, 1997, 0.98% and 2.44%, respectively, for the year ended November 30, 1996, 1.00% and 2.81%, respectively, for the year ended
     November 30, 1995 and 1.01% and 1.71%, respectively, for the year ended November 1994.

--------------
(2) Average net assets for the year ended November 30, 1998 were $161,560,481, $64,316,012 and $76,292,874 for the General, California and New York Municipal Portfolios, respectively.
(3) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits (See Note 1g in Notes to Financial Statements).

*Assumes reinvestment of all dividends and distributions.

Report of Independent Accountants

To the Shareholders and Board of Directors of OCC Cash Reserves

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Primary Portfolio, Government Portfolio, General Municipal Portfolio, California Municipal Portfolio and New York Municipal Portfolio (constituting OCC Cash Reserves, hereafter referred to as the "Portfolio") at November 30, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
January 22, 1999